Exhibit 4.5

Execution Copy

PLEDGE AND SECURITY AGREEMENT

made by

MACDERMID HOLDINGS, LLC,

MATRIX ACQUISITION CORP. and

MACDERMID, INCORPORATED (as successor to Matrix Acquisition Corp.),

and certain Subsidiaries of MacDermid, Incorporated

in favor of

CREDIT SUISSE, as Collateral Agent

dated as of April 12, 2007

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Exhibits:

Exhibit A	Form of Securities Account Control Agreement	A-1
Exhibit B	Form of Deposit Account Control Agreement	B-1
Exhibit C	Form of Trademark Security Agreement	C-1
Exhibit D	Form of Copyright Security Agreement	D-1
Exhibit E	Form of Patent Security Agreement	E-1

Annex:

Annex 1	Form of Assumption Agreement

Schedules:

Schedule 3.02	Filings and Other Actions Required to Perfect Security Interests
Schedule 3.03	Organizational Information
Schedule 3.06(a)	Description of Equity Instruments
Schedule 3.06(b)	Description of Pledged Debt Instruments
Schedule 3.06(c)	Description of Pledged Accounts
Schedule 3.08(a)	Intellectual Property
Schedule 3.08(c)	Licenses, etc.
Schedule 3.09	Letter of Credit Rights
Schedule 3.10	Commercial Tort Claims
Schedule 3.11(a)	Material Contracts

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PLEDGE AND SECURITY AGREEMENT, dated as of April 12, 2007, made by each of the signatories hereto other than the Collateral Agent (as defined below) (together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of CREDIT SUISSE, as collateral agent (in such capacity and together with its successors, the “Collateral Agent”) for (i) the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Credit Agreement, dated as of April 12, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among MACDERMID HOLDINGS, LLC (formerly known as MDI Holdings, LLC), a Delaware limited liability company (“Holdings”), the Borrower (as defined in Section 1.01), the Lenders party thereto, CREDIT SUISSE, as administrative agent (in such capacity and together with its successors, the “Administrative Agent”) and as Collateral Agent, GOLDMAN SACHS CREDIT PARTNERS L.P., as syndication agent, CIBC WORLD MARKETS CORP. and BEAR STEARNS & CO. INC., as co-documentation agents, and RBS SECURITIES and NATIXIS, as co-managing agents, and (ii) the other Secured Parties (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Collateral Agent for the ratable benefit of the Secured Parties;

NOW, THEREFORE, in consideration of the premises and to induce the Arrangers, the Administrative Agent, the Collateral Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Collateral Agent, for the ratable benefit of the Secured Parties, as follows:

SECTION 1. DEFINED TERMS

1.01 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC (and if defined in more than one Article of the New York UCC, such terms shall have the meanings given in Article 9 thereof): Accounts, Account Debtor, As-Extracted Collateral, Certificated Security, Chattel Paper, Commercial Tort Claim, Commodity Account, Commodity Contract, Commodity Intermediary, Documents, Deposit Account, Electronic Chattel Paper, Equipment, Farm Products, Financial Asset, Fixtures, General Intangibles, Goods, Instruments, Inventory, Letter of Credit, Letter of Credit Rights, Money, Payment Intangibles, Securities Account, Securities Intermediary, Security, Security Entitlement, Supporting Obligations, Tangible Chattel Paper and Uncertificated Security.

(b) The following terms shall have the following meanings:

“Administrative Agent” shall have the meaning assigned to such term in the preamble.

“After-Acquired Intellectual Property” shall have the meaning assigned to such term in Section 4.10(j).

“Agreement” shall mean this Pledge and Security Agreement, as the same may be amended, supplemented, replaced or otherwise modified from time to time.

“Arrangers” shall mean Credit Suisse Securities (USA) LLC and Goldman Sachs Credit Partners L.P.

“Borrower” shall have the meaning assigned to such term in the preamble.

“Business Day” shall mean any day other than a Saturday, Sunday or day on which commercial banks in New York City are authorized or required by law to close.

“Closing Date” shall mean the date hereof.

“Collateral” shall have the meaning assigned to such term in Section 2.

“Collateral Account” shall mean (i) any collateral account established by the Collateral Agent as provided in Section 5.01 or 5.04 or (ii) any cash collateral account established as provided in Section 2.03(g) of the Credit Agreement.

“Collateral Agent” shall have the meaning assigned to such term in the preamble.

“Contracts” shall mean all contracts and agreements between any Grantor and any other person (in each case, whether written or oral, or third party or intercompany) as the same may be amended, extended, restated, supplemented, replaced or otherwise modified from time to time including (i) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (iii) all rights of any Grantor to damages arising thereunder and (iv) all rights of any Grantor to terminate and to perform and compel performance of, such contracts and to exercise all remedies thereunder.

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“Copyright Licenses” shall mean any agreement, whether written or oral, naming any Grantor as licensor or licensee (including those listed in Schedule 3.08(a) (as such schedule may be amended or supplemented from time to time)), granting any right in, to or under any Copyrights, including the grant of rights to reproduce, distribute, perform, publicly display, and make derivative works of any work protected by copyright.

“Copyrights” shall mean (i) all copyrights arising under the laws of the United States, any other country, or union of countries, or any political subdivision of any of the foregoing, whether registered or unregistered and whether published or unpublished (including the registered copyrights and applications listed in Schedule 3.08(a) (as such schedule may be amended or supplemented from time to time)), all registrations and recordings thereof, and all applications in connection therewith and rights corresponding thereto throughout the world, including all registrations, recordings and applications in the United States Copyright Office, (ii) the right to, and to obtain, all extensions and renewals thereof, and the right to sue for past, present and future infringements of any of the foregoing and (iii) all proceeds of the foregoing, including license, royalties, income, payments, claims, damages, and proceeds of suit.

“Credit Agreement” shall have the meaning assigned to such term in the preamble.

“dollars” or “$” shall mean lawful money of the United States of America.

“Excluded Assets” shall mean any lease, license, contract, property right or agreement to which any Grantor is a party or any of its rights or interests thereunder if the grant of a security interest therein shall constitute or result in a breach, termination or default under any such lease, license, contract, property right or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or any other applicable law or principles of equity); provided, however, that such security interest shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified above.

“Excluded Foreign Subsidiary Voting Stock” shall mean the voting Equity Interests in any Excluded Foreign Subsidiary.

“General Intangibles” shall mean all “general intangibles” as such term is defined in Article 9 of the New York UCC and, in any event, including with respect to any Grantor, all rights of such Grantor to receive any tax refunds, all Swap Contracts and all contracts, agreements, instruments and indentures and all licenses, permits, concessions, franchises and authorizations issued by Governmental Authorities in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented, replaced or otherwise modified, including (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (iii) all rights of such Grantor to damages arising thereunder and (iv) all rights of such Grantor to terminate and to perform and compel performance and to exercise all remedies thereunder.

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“Grantors” shall have the meaning assigned to such term in the preamble.

“Holdings” shall have the meaning assigned to such term in the preamble.

“Insurance” shall mean (i) all property and casualty insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof) and (ii) any key man life insurance policies.

“Intellectual Property” shall mean the collective reference to all rights, priorities and privileges relating to any intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including all Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, Trade Secrets and Trade Secret Licenses, together with URLs, domain names, content of websites and databases, and all rights to sue at law or in equity for any past, present and future infringement or other violation of rights therein, including the right to receive all proceeds and damages therefrom.

“Intellectual Property Collateral” shall mean that portion of the Collateral that constitutes Intellectual Property.

“Investment Property” shall mean the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the New York UCC including all Certificated Securities and Uncertificated Securities, all Security Entitlements, all Securities Accounts, all Commodity Contracts and all Commodity Accounts, (ii) security entitlements, in the case of any United States Treasury book-entry securities, as defined in 31 C.F.R. section 357.2, or, in the case of any United States federal agency book-entry securities, as defined in the corresponding United States federal regulations governing such book-entry securities, and (iii) whether or not otherwise constituting “investment property,” all Pledged Notes, all Pledged Equity Interests, all Pledged Security Entitlements and all Pledged Commodity Contracts.

“Issuers” shall mean the collective reference to each issuer of a Pledged Security.

“Lenders” shall have the meaning assigned to such term in the preamble.

“Licensed Intellectual Property” shall have the meaning assigned to such term in Section 3.08(a).

“Majority Holders” shall have the meaning assigned to such term in Section 6.01(a).

“Material Contract” shall mean each agreement, contract or license (including any license of Intellectual Property) or other arrangement (a) which is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) to the Grantors and their Subsidiaries; (b) which constitutes a contract or commitment relating to indebtedness for borrowed money or the deferred purchase price of property (in either case, whether incurred, assumed, guaranteed or secured by any asset) in excess of $5,000,000; (c) which contains any

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provision that would by its terms restrict or alter the conduct of business of, or purport to restrict or alter the conduct of business of, the Grantors, any of their Subsidiaries or, to the Borrower’s knowledge, any Affiliate of Holdings; and (d) which by its terms calls for aggregate payments by the Grantors or any of their Subsidiaries of more than $5,000,000 over the remaining term of such agreement, contract, license or other arrangement except for any such agreement contract or license or other arrangement that may be canceled, without any material penalty or other liability to the Grantors or any of their Subsidiaries, upon notice of 90 days or less.

“New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

“Non-Assignable Contract” shall mean any Contract that by its terms or by the operation of any federal or state statutory prohibition or otherwise purports to restrict or prevent the assignment thereof or granting of a security interest therein, irrespective of whether such prohibition or restriction is enforceable under Sections 9-407 through 409 of the New York UCC.

“Obligations” shall have the meaning assigned to such term in the Credit Agreement.

“Owned Intellectual Property” shall have the meaning assigned to such term in Section 3.08(a).

“Patent License” shall mean all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use, import or sell any invention covered by any Patents, including any of the foregoing listed in Schedule 3.08(a) (as such schedule may be amended or supplemented from time to time).

“Patents” shall mean (i) all letters of patent of the United States, any other country, union of countries or any political subdivision of any of the foregoing, all reissues and extensions thereof, including any of the foregoing listed in Schedule 3.08(a) (as such schedule may be amended or supplemented from time to time), (ii) all applications for letters of patent of the United States or any other country or union of countries or any political subdivision of any of the foregoing and all divisions, continuations and continuations-in-part thereof, including any of the foregoing listed in Schedule 3.08(a) (as such schedule may be amended or supplemented from time to time), (iii) all rights to, and to obtain, any reissues or extensions of the foregoing and (iv) all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

“Payment in Full of the Obligations” shall have the meaning assigned to such term in Section 1.02(d).

“person” shall mean any natural person, institution, sole proprietorship, unincorporated organization, public benefit corporation, corporation, trust, business trust, joint venture, joint stock company, association, company, limited liability company, partnership, Governmental Authority or other entity.

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“Pledged Alternative Equity Interests” shall mean all interests of any Grantor in participation or other interests in any equity or profits of any business entity and the certificates, if any, representing such interests and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests and any other warrant, right or option to acquire any of the foregoing; provided, however, that Pledged Alternative Equity Interests shall not include any Pledged Stock, Pledged Partnership Interests, Pledged LLC Interests or Pledged Trust Interests.

“Pledged Collateral” shall mean the collective reference to the Pledged Commodity Contracts, the Pledged Securities and the Pledged Security Entitlements.

“Pledged Commodity Contracts” shall mean all Commodity Contracts listed on Schedule 3.06(c) (as such schedule may be amended from time to time) and all other Commodity Contracts to which any Grantor is party from time to time.

“Pledged Debt Securities” shall mean all debt securities now owned or hereafter acquired by any Grantor, including the debt securities listed on Schedule 3.06(b), (as such schedule may be amended or supplemented from time to time), together with any other certificates, options, rights or security entitlements of any nature whatsoever in respect of the debt securities of any person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect.

“Pledged Equity Interests” shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests, Pledged Trust Interests and Pledged Alternative Equity Interests.

“Pledged LLC Interests” shall mean all interests of any Grantor now owned or hereafter acquired in any limited liability company, including all limited liability company interests listed on Schedule 3.06(a) hereto under the heading “Pledged LLC Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests and any other warrant, right or option to acquire any of the foregoing.

“Pledged Notes” shall mean all promissory notes now owned or hereafter acquired by any Grantor, including those listed on Schedule 3.06(b) (as such schedule may be amended or supplemented from time to time).

“Pledged Partnership Interests” shall mean all interests of any Grantor now owned or hereafter acquired in any general partnership, limited partnership, limited liability partnership or other partnership, including all partnership interests listed on Schedule 3.06(a) hereto under the heading “Pledged Partnership Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership and all dividends,

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distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests and any other warrant, right or option to acquire any of the foregoing.

“Pledged Securities” shall mean the collective reference to the Pledged Debt Securities, the Pledged Notes and the Pledged Equity Interests.

“Pledged Security Entitlements” shall mean all Security Entitlements with respect to the Financial Assets listed on Schedule 3.06(c) (as such schedule may be amended from time to time) and all other Security Entitlements of any Grantor.

“Pledged Stock” shall mean all shares of capital stock now owned or hereafter acquired by any Grantor, including all shares of capital stock listed on Schedule 3.06(a) hereto under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares and any other warrant, right or option to acquire any of the foregoing.

“Pledged Trust Interests” shall mean all interests of any Grantor now owned or hereafter acquired in a Delaware business trust or other trust, including all trust interests listed on Schedule 3.06(a) hereto under the heading “Pledged Trust Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such trust interests and any interest of such Grantor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests and any other warrant, right or option to acquire any of the foregoing.

“Proceeds” shall mean all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

“Receivable” shall mean all Accounts and any other right to payment for goods or other property sold, leased, licensed or otherwise disposed of or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper or classified as a Payment Intangible and whether or not it has been earned by performance. References herein to Receivables shall include any Supporting Obligation or collateral securing such Receivable.

“Secured Hedge Agreement” shall have the meaning assigned to such term in the Credit Agreement.

“Secured Parties” shall have the meaning assigned to such term in the Credit Agreement.

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“Securities Act” shall mean the Securities Act of 1933, as amended.

“Subsidiary” shall mean any subsidiary of the Borrower.

“Trademark License” shall mean any agreement, whether written or oral, providing for the grant by or to any Grantor of any right in, to or under any Trademark, including any of the foregoing referred to in Schedule 3.08(a) (as such schedule may be amended or supplemented from time to time).

“Trademarks” shall mean (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, designs and other source or business identifiers, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country, union of countries, or any political subdivision of any of the foregoing, or otherwise, and all common-law rights related thereto, including any of the foregoing listed in Schedule 3.08(a) (as such schedule may be amended or supplemented from time to time), (ii) the right to, and to obtain, all renewals thereof, (iii) the goodwill of the business connected with the use of and symbolized by the foregoing and (iv) the right to sue for past, present and future infringements or dilution of any of the foregoing or for any injury to goodwill, and all proceeds of the foregoing, including royalties, income, payments, claims, damages and proceeds of suit.

“Trade Secret License” shall mean any agreement, whether written or oral, providing for the grant by or to any Grantor of any right in, to or under any Trade Secret.

“Trade Secrets” shall mean all trade secrets and all other confidential or proprietary information and know-how (all of the foregoing being collectively called a “Trade Secret”), whether or not reduced to a writing or other tangible form, including all documents and things embodying, incorporating or describing such Trade Secret, the right to sue for past, present and future misappropriation of any Trade Secret and all proceeds of the foregoing, including royalties, income, payments, claims, damages and proceeds of suit.

1.02 Other Definitional Provisions. (a) The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to the specific provisions of this Agreement unless otherwise specified.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to the property or assets such Grantor has granted as Collateral or the relevant part thereof.

(d) The expressions “payment in full,” “paid in full” and any other similar terms or phrases when used herein or in any other document with respect to the Obligations shall mean the unconditional, final and irrevocable payment in full, in immediately available funds, of all of the Obligations, unless otherwise specified, other than indemnification and other

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contingent obligations not then due and payable and other than any Obligations in respect of Letters of Credit which have been backstopped or Cash Collateralized, in each case, in amounts and pursuant to documentation in form and substance satisfactory to the Administrative Agent and the L/C Issuer.

(e) The words “include,” “includes” and “including,” and words of similar import, shall not be limiting and shall be deemed to be followed by the phrase “without limitation.”

(f) All references to the Lenders herein shall, where appropriate, include any Lender, the Administrative Agent, the Collateral Agent, any Arranger, or, in the case of any Secured Hedge Agreement, any Hedge Bank.

SECTION 2. GRANT OF SECURITY INTEREST; CONTINUING LIABILITY UNDER COLLATERAL

(a) Each Grantor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of the personal property of such Grantor, including the following property, in each case, wherever located and now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(i) all Accounts;

(ii) all As-Extracted Collateral;

(iii) all Chattel Paper;

(iv) all Commercial Tort Claims from time to time specifically described on Schedule 3.10;

(v) all Contracts;

(vi) all Deposit Accounts;

(vii) all Documents;

(viii) all Equipment;

(ix) all Fixtures

(x) all General Intangibles;

(xi) all Goods

(xii) all Instruments;

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(xiii) all Insurance;

(xiv) all Intellectual Property;

(xv) all Inventory;

(xvi) all Investment Property;

(xvii) all Letter of Credit Rights;

(xviii) all Money;

(xix) all Securities Accounts;

(xx) all books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time pertain to or evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

(xxi) to the extent not otherwise included, all other property, whether tangible or intangible, of the Grantor and all Proceeds, products, accessions, rents and profits of any and all of the foregoing and all collateral security, Supporting Obligations and guarantees given by any person with respect to any of the foregoing;

provided that, notwithstanding any other provision set forth in this Section 2, this Agreement shall not, at any time, constitute a grant of a security interest in any property that is, at such time, (i) an Excluded Asset or (ii) the outstanding capital stock, limited liability interests, partnership interests or other equity interests of a Foreign Subsidiary (as defined below) in excess of 65% of the voting power of all classes of capital stock, limited liability interests, partnership interests or other equity interests of such Foreign Subsidiary entitled to vote.

(b) Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under and in respect of the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any other Secured Party, (ii) each Grantor shall remain liable under and each of the agreements included in the Collateral, including any Receivables, any Contracts and any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related hereto nor shall the Collateral Agent nor any other Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including any agreements relating to any Receivables, any Contracts or any agreements relating to Pledged Partnership Interests or Pledged LLC Interests and (iii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or

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obligations under the contracts and agreements included in the Collateral, including any agreements relating to any Receivables, any Contracts and any agreements relating to Pledged Partnership Interests or Pledged LLC Interests.

SECTION 3. REPRESENTATIONS AND WARRANTIES

To induce the Arrangers, the Administrative Agent, the Collateral Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Secured Parties that:

3.01 Title; No Other Liens. Such Grantor owns each item of the Collateral free and clear of any and all Liens or claims, including Liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as grantor under a security agreement entered into by another person, except for Permitted Liens and other Liens expressly permitted by Section 8.01 of the Credit Agreement. No financing statement, mortgage or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as is expressly permitted by Section 8.01 of the Credit Agreement.

3.02 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3.02 (as such schedule may be amended or supplemented from time to time with respect to after-acquired property consistent with Section 7.12 of the Credit Agreement) (all of which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Collateral Agent in duly completed and duly executed form, as applicable) and payment of all filing fees, will constitute valid fully perfected security interests in all of the Collateral in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof, except for the taking of any actions required in connection with After-Acquired Intellectual Property and as may be required under the laws of any jurisdiction outside of the United States in order to perfect the Collateral Agent’s Lien in the Collateral created under the laws of such jurisdiction and (b) are prior to all other Liens on the Collateral, except for Permitted Liens and other Liens expressly permitted by Section 8.01 of the Credit Agreement. Without limiting the foregoing but subject to any limitations on such requirement expressly provided herein, each Grantor has taken all actions necessary or desirable, including those specified in Section 4.02 to (i) establish the Collateral Agent’s “control” (within the meanings of Sections 8-106 and 9-106 of the New York UCC) over any portion of the Investment Property constituting Certificated Securities, Uncertificated Securities, Securities Accounts, Securities Entitlements or Commodity Accounts, (ii) establish the Collateral Agent’s “control” (within the meaning of Section 9-104 of the New York UCC) over all Deposit Accounts, (iii) establish the Collateral Agent’s “control” (within the meaning of Section 9-107 of the New York UCC) over all Letter of Credit Rights, (iv) establish the Collateral Agent’s control (within the meaning of Section 9-105 of the New York UCC) over all Electronic Chattel Paper and (v) establish the Collateral Agent’s “control” (within the meaning of Section 16 of the Uniform Electronic Transaction Act as in effect in the applicable jurisdiction “UETA”) over all “transferable records” (as defined in UETA).

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3.03 Name; Jurisdiction of Organization, etc. On the date hereof, such Grantor’s exact legal name (as indicated on the public record of such Grantor’s jurisdiction of formation or organization), jurisdiction of organization, organizational identification number, if any, and the location of such Grantor’s chief executive office are specified on Schedule 3.03 (as such schedule may be amended or supplemented from time to time). Each Grantor is organized solely under the law of the jurisdiction so specified and has not filed any certificates of domestication, transfer or continuance in any other jurisdiction. Except as otherwise indicated on Schedule 3.03 (as such schedule may be amended or supplemented from time to time), the jurisdiction of each such Grantor’s organization of formation is required to maintain a public record showing the Grantor to have been organized or formed. Except as specified on Schedule 3.03 (as such schedule may be amended or supplemented from time to time), no such Grantor has changed its name, jurisdiction of organization, chief executive office or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) within the past five years and has not within the last five years become bound (whether as a result of merger or otherwise) as a grantor under a security agreement entered into by another person, which has not heretofore been terminated.

3.04 Inventory and Equipment. (a) None of the Inventory or Equipment that is included in the Collateral is in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the New York UCC) therefor or is otherwise in the possession of any bailee or warehouseman.

(b) Any Inventory now or hereafter produced by any Grantor included in the Collateral has been and will be produced in compliance with the requirements of all applicable laws and regulations, including the Fair Labor Standards Act.

3.05 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

3.06 Investment Property. (a) Schedule 3.06(a) hereto (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Pledged Stock,” “Pledged LLC Interests,” “Pledged Partnership Interests” and “Pledged Trust Interests,” respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by any Grantor in its subsidiaries and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such schedule. Schedule 3.06(b) (as such schedule may be amended or supplemented from time to time) sets forth under the heading “Pledged Debt Securities” or “Pledged Notes” all of the Pledged Debt Securities and Pledged Notes owned by any Grantor and all of such Pledged Debt Securities and Pledged Notes have been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principals of equity, regardless of whether considered in a proceeding in equity or at law, and is not in default and constitutes all of the issued and outstanding inter-company indebtedness evidenced by an instrument or certificated security of the respective issuers thereof owing to such Grantor. Schedule 3.06(c) hereto (as such schedule may be amended from time to

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time) sets forth under the headings “Securities Accounts,” “Commodities Accounts,” and “Deposit Accounts” respectively, all of the Securities Accounts, Commodities Accounts and Deposit Accounts in which each Grantor customarily maintains an interest in excess of $100,000. Each Grantor is the sole entitlement holder or customer of each such account, and no Grantor has consented to or is otherwise aware of any person having “control” (within the meanings of Sections 8-106, 9-106 and 9-104 of the New York UCC) over, or any other interest in, any such Securities Account, Commodity Account or Deposit Account, in each case in which such Grantor has an interest, or any securities, commodities or other property credited thereto.

(b) The shares of Pledged Equity Interests pledged by such Grantor hereunder constitute all of the issued and outstanding shares of all classes of Equity Interests in each Issuer owned by such Grantor or, in the case of Excluded Foreign Subsidiary Voting Stock, no more than 65% of the outstanding Excluded Foreign Subsidiary Voting Stock of each relevant Issuer.

(c) All the shares of the Pledged Equity Interests have been duly and validly issued and are fully paid and nonassessable.

(d) The terms of any uncertificated Pledged LLC Interests and Pledged Partnership Interests do not provide that they are securities governed by Article 8 of the Uniform Commercial Code in effect from time to time in the “issuer’s jurisdiction” of each Issuer thereof (as such term is defined in the Uniform Commercial Code in effect in such jurisdiction). There shall be no certificated Pledged LLC Interests or Pledged Partnership Interests which provide that they are securities governed by Article 8 of the Uniform Commercial Code in effect from time to time in the “issuer’s jurisdiction” of each Issuer thereof, unless all certificates relating thereto have been delivered to the Collateral Agent pursuant to the terms hereof.

(e) Such Grantor is the record and beneficial owner of, and has good and defeasible title to, the Investment Property and Deposit Accounts pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other person, except Permitted Liens and other Liens expressly permitted by Section 8.01 of the Credit Agreement, and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests.

3.07 Receivables. (a) None of the obligors on any Receivables that are included in the Collateral is a Governmental Authority.

(b) Each Receivable in excess of $100,000 that is included in the Collateral (i) to such Grantor’s knowledge, is and will be the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor, (ii) to such Grantor’s knowledge, is and will be enforceable in accordance with its terms, subject to the applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (iii) is not and will not be subject to any setoffs, defenses, taxes, counterclaims (except with respect to setoffs in accordance with the Credit Agreement, Permitted Liens and refunds, returns and allowances in the ordinary course of business with respect to damaged merchandise) and (iv) is and will be in compliance with all applicable material laws and regulations.

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3.08 Intellectual Property. (a) Schedule 3.08(a) (as such schedule may be amended or supplemented from time to time) lists all Intellectual Property which is, as of the Closing Date, registered with or issued by a Governmental Authority or is the subject of an application for registration or issuance, in each case which is owned by such Grantor in its own name, except as set forth on Schedule 3.08(a) (as such schedule may be amended or supplemented from time to time), on the date hereof (collectively, the “Owned Intellectual Property”). As of the Closing Date, except as set forth in Schedule 3.08(a) (as such schedule may be amended or supplemented from time to time), such Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to all such Owned Intellectual Property and is otherwise so entitled to use, and grant to others the right to use, all such Owned Intellectual Property subject only to the license terms of the licensing or franchise agreements referred to in paragraph (c) below, Permitted Liens and other Liens expressly permitted by Section 8.01 of the Credit Agreement, except where the failure to be entitled would not reasonably be expected to have a Material Adverse Effect. To the Grantor’s knowledge, such Grantor has a valid and enforceable right to use all Intellectual Property which it uses in its business, but does not own (collectively, the “Licensed Intellectual Property”), except where the failure to have such rights would not reasonably be expected to have a Material Adverse Effect.

(b) Except as set forth in Schedule 3.08(b), to the knowledge of the Grantor as of the date hereof, all Owned Intellectual Property and all Licensed Intellectual Property, is subsisting, unexpired and has not been abandoned. To the Grantor’s knowledge, all Owned Intellectual Property and Licensed Intellectual Property is valid and enforceable, except for any items the invalidity or unenforceability of which would not have a Material Adverse Effect. To the Grantor’s knowledge, except as disclosed on Schedule 3.08(e), neither the operation of such Grantor’s business as currently conducted nor the use of Owned Intellectual Property or Licensed Intellectual Property in connection therewith infringes, misappropriates, dilutes or otherwise violates the Intellectual Property rights of any other person, except where such infringement, misappropriation, dilution, or violation would not reasonably be expected to have a Material Adverse Effect.

(c) Except as set forth in Schedule 3.08(c) (as such schedule may be amended or supplemented from time to time), on the date hereof none of the Intellectual Property owned by such Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor, other than industry standard licensing or franchising agreements entered into in the ordinary course of business.

(d) Except as set forth in Schedule 3.08(d) (as such schedule may be amended or supplemented from time to time), to such Grantor’s knowledge, no holding, decision or judgment has been rendered by any Governmental Authority or arbitrator in the United States or outside the United States which would limit or cancel the validity or enforceability of, or such Grantor’s rights in, any Owned Intellectual Property, except where the same would not reasonably be expected to have a Material Adverse Effect. Such Grantor is not aware of any uses of any item of Owned Intellectual Property that could reasonably be expected to lead to such item becoming invalid or unenforceable including unauthorized uses by third parties and

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uses which were not supported by the goodwill of the business connected with the use of and symbolized by any Trademarks owned by a Grantor, except where the same would not reasonably be expected to have a Material Adverse Effect.

(e) Except as set forth in Schedule 3.08(e) (as such schedule may be amended or supplemented from time to time), no action or proceeding is pending, or, to such Grantor’s knowledge, threatened against any Grantor, on the date hereof (i) seeking to limit or cancel any Owned Intellectual Property or, to Grantor’s knowledge, Licensed Intellectual Property, other than in non-final office actions issued in the course of prosecution of applications for registration or issuance, except as would not reasonably be expected to have a Material Adverse Effect, (ii) alleging that any services provided by, processes used by, or products manufactured or sold by such Grantor infringe any Intellectual Property rights of any other person or (iii) alleging that any Owned Intellectual Property is being licensed, sublicensed or used in violation of any Intellectual Property right of any other person. To such Grantor’s knowledge, no person is engaging in any activity that materially infringes upon, misappropriates, dilutes or is otherwise an unauthorized use of, any Intellectual Property owned by such Grantor or the rights of such Grantor therein. The consummation of the transactions contemplated by this Agreement (including the enforcement of remedies in accordance with the terms hereof) will not result in the termination or impairment of any of the Intellectual Property owned or used by such Grantor.

(f) With respect to each Copyright License, Trademark License, Trade Secret License and Patent License, the loss of which could have a Material Adverse Effect: (i) such license is a valid and binding obligation of Grantor and, to Grantor’s knowledge, the other parties thereto, and is in full force and effect; (ii) such license will not cease to be valid and binding and in full force and effect on terms identical to those currently in effect as a result of the rights and interests granted herein, nor will the grant of such rights and interests constitute a breach or default under such license or otherwise give the licensor or licensee a right to terminate such license; (iii) such Grantor has not received any notice of termination or cancellation under such license; (iv) such Grantor has not received any notice of a breach or default under such license, which breach or default has not been cured; and (v) such Grantor is not in breach or default in any material respect, and no event has occurred that, with notice and/or lapse of time, would constitute such a breach or default or permit termination, modification or acceleration under such license.

(g) Except as set forth in Schedule 3.08(g) (as such schedule may be amended or supplemented from time to time), such Grantor has performed all acts and has paid all required fees and taxes to maintain each and every item of Owned Intellectual Property in full force and effect except for any such items of Owned Intellectual Property that such Grantor in its reasonable business judgment determines have no commercial value to the business of such Grantor.

(h) To the Grantor’s knowledge, (i) none of the Trade Secrets that constitutes Owned Intellectual Property has been misappropriated by any other person; (ii) no employee, independent contractor or agent of such Grantor has misappropriated any Trade Secrets of any other person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor; and (iii) no employee, independent contractor or agent of such Grantor is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of such Grantor’s Intellectual Property.

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(i) Except as set forth in Schedule 3.08(i) (as such schedule may be amended or supplemented from time to time), such Grantor has made all filings and recordations necessary to evidence its ownership interest in the Owned Intellectual Property which is the subject of a registration or application, and with the United States Patent and Trademark Office, the United States Copyright Office and in corresponding national and international patent, trademark and copyright offices, except where the failure to make such filings or recordations would not reasonably be expected to have a Material Adverse Effect.

(j) Such Grantor has taken all commercially reasonable steps to use consistent standards of quality in the manufacture, distribution and sale of all products sold and provision of all services provided under or in connection with any Trademarks used in the business of such Grantor and has taken reasonable steps to ensure that all its licensed users of its Trademarks use such consistent standards of quality.

3.09 Letters of Credit and Letter of Credit Rights. No Grantor is a beneficiary or assignee under any Letter of Credit other than the Letters of Credit described on Schedule 3.09 (as such schedule may be amended or supplemented from time to time). With respect to any Letters of Credit that are by their terms transferable, each Grantor has caused (or, in the case of the Letters of Credit that are specified on Schedule 3.09 on the date hereof, will use commercially reasonable efforts to cause) all issuers and nominated persons under Letters of Credit in which the Grantor is the beneficiary or assignee to consent to the assignment of such Letter of Credit to the Collateral Agent and has agreed that upon the occurrence of an Event of Default it shall cause all payments thereunder to be made to the Collateral Account. With respect to any Letters of Credit that are not transferable, each Grantor shall obtain (or, in the case of the Letters of Credit that are specified on Schedule 3.09 on the date hereof, use commercially reasonable efforts to obtain) the consent of the issuer thereof and any nominated person thereon to the assignment of the proceeds of the released Letter of Credit to the Collateral Agent in accordance with Section 5-114(c) of the New York UCC.

3.10 Commercial Tort Claims. No Grantor has any Commercial Tort Claims individually or in the aggregate in excess of $100,000, except as specifically described on Schedule 3.10 (as such schedule may be amended or supplemented from time to time).

3.11 Contracts.

(a) Each Material Contract is valid and binding on each Grantor and any of its Subsidiaries, as applicable, and in full force and effect, except where the failure to be valid, binding and in full force and effect, either individually or in the aggregate, would not have a Material Adverse Effect;

(b) Each Grantor and each of its Subsidiaries have in all material respects performed all obligations required to be performed by them to date under each Material Contract, except where such noncompliance, either individually or in the aggregate, would not have a Material Adverse Effect; and

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(c) No Grantor nor any of its Subsidiaries has received written notice of, or otherwise has knowledge of, the existence of any event or condition which constitutes, or, after notice or lapse of time or both, will constitute, a material default on the part of such Grantor or any of its Subsidiaries under any such Material Contract, except where such default, either individually or in the aggregate, would not have a Material Adverse Effect.

SECTION 4. COVENANTS

Each Grantor covenants and agrees with the Secured Parties that, from and after the date of this Agreement until the Obligations (other than Obligations in respect of any Treasury Management Agreement or Letters of Credit) shall have been paid in full, each Letter of Credit shall have been cancelled or expired or been backstopped or Cash Collateralized, in each case, in amounts and pursuant to documentation in form and substance satisfactory to the Administrative Agent and the L/C Issuer, and all commitments to extend credit under the Credit Agreement shall have expired or been terminated:

4.01 Covenants in Credit Agreement. Each Grantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Grantor or any of its Subsidiaries.

4.02 Delivery and Control of Instruments, Chattel Paper, Negotiable Documents, Investment Property and Deposit Accounts. (a) If any of the Collateral which fair market value is in excess of $100,000 individually is or shall become evidenced or represented by any Instrument, Certificated Security, Negotiable Document or Tangible Chattel Paper, then such Instrument (other than checks received in the ordinary course of business), Certificated Security, Negotiable Documents or Tangible Chattel Paper shall be promptly delivered to the Collateral Agent, duly endorsed in a manner reasonably satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement, and all of such property owned by any Grantor as of the Closing Date shall be delivered on the Closing Date. Any Collateral not otherwise required to be delivered to the Collateral Agent in accordance with this subsection (a) shall be delivered to the Collateral Agent, at the request of the Collateral Agent, after an Event of Default has occurred and be continuing.

(b) If any of the Collateral is or shall become “Electronic Chattel Paper,” such Grantor shall ensure that (i) a single authoritative copy exists which is unique, identifiable, unalterable (except as provided in clauses (iii), (iv) and (v) of this paragraph), (ii) such authoritative copy identifies the Collateral Agent as the assignee and is communicated to and maintained by the Collateral Agent or its designee, (iii) copies or revisions that add or change the assignee of the authoritative copy can only be made with the participation of the Collateral Agent, (iv) each copy of the authoritative copy and any copy of a copy is readily identifiable as a copy and not the authoritative copy and (v) any revision of the authoritative copy is readily identifiable as an authorized or unauthorized revision.

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(c) If any Collateral is or shall become evidenced or represented by an Uncertificated Security, such Grantor shall take commercially reasonable efforts to cause the Issuer thereof either (i) to register the Collateral Agent as the registered owner of such Uncertificated Security, upon original issue or registration of transfer or (ii) to agree in writing with such Grantor and the Collateral Agent that such Issuer will comply with instructions with respect to such Uncertificated Security originated by the Collateral Agent without further consent of such Grantor, such agreement to be in substantially the form of Exhibit A, and such actions shall be taken on or prior to the Closing Date with respect to any Uncertificated Securities owned as of the Closing Date by any Grantor.

(d) Each Grantor shall maintain Securities Entitlements, Securities Accounts and Deposit Accounts with values in excess of $100,000 in each individual account, or $500,000 in the aggregate, only with financial institutions that have agreed to comply with entitlement orders and instructions issued or originated by the Collateral Agent without further consent of such Grantor, such agreement to be substantially in the form of Exhibit A or B or such other form as shall be reasonably acceptable to the Collateral Agent.

(e) If any of the Collateral is or shall become evidenced or represented by a Commodity Contract, such Grantor shall cause the Commodity Intermediary with respect to such Commodity Contract to agree in writing with such Grantor and the Collateral Agent that such Commodity Intermediary will apply any value distributed on account of such Commodity Contract as directed by the Collateral Agent without further consent of such Grantor, such agreement shall be in a form reasonably acceptable to the Collateral Agent.

(f) In addition to and not in lieu of the foregoing, if any Issuer of any Investment Property is organized under the law of, or has its chief executive office in, a jurisdiction outside of the United States, each Grantor shall take such additional actions, including causing the issuer to register the pledge on its books and records, as may be necessary or advisable or as may be reasonably requested by the Collateral Agent, under the laws of such jurisdiction to insure the validity, perfection and priority of the security interest of the Collateral Agent.

(g) In the case of any transferable Letters of Credit Rights in excess of $10,000 individually or $100,000 in the aggregate, each Grantor shall use commercially reasonable efforts to obtain the consent of any issuer thereof to the transfer of such Letter of Credit Rights to the Collateral Agent. In the case of any other Letter of Credit Rights in excess of $10,000 individually or $100,000 in the aggregate each Grantor shall use commercially reasonable efforts to obtain the consent of the issuer thereof and any nominated person thereon to the assignment of the proceeds of the related Letter of Credit in accordance with Section 5-114(c) of the New York UCC.

4.03 Maintenance of Insurance. (a) Such Grantor will maintain, with reputable insurance companies, insurance on all its property (including all Inventory, Equipment and Vehicles) in at least such amounts and against at least such risks as are usually insured against by companies engaged in the same or a similar business; and furnish to the Collateral Agent with copies for each Secured Party, upon written request, full information as to the insurance carried; provided that in any event such Grantor will maintain, to the extent obtainable on commercially

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reasonable terms, (i) property and casualty insurance on all real and personal property on an all risks basis (including the perils of flood and quake and loss by fire, explosion and theft), covering the repair or replacement cost of all such property and consequential loss coverage for business interruption and extra expense (which shall include construction expenses and such other business interruption expenses as are otherwise generally available to similar businesses), and (ii) public liability insurance. All such insurance with respect to such Grantor shall be provided by insurers or reinsurers which (x) in the case of United States insurers and reinsurers, have an A.M. Best policyholders rating of not less than A- with respect to primary insurance and B+ with respect to excess insurance and (y) in the case of non-United States insurers or reinsurers, the providers of at least 80% of such insurance have either an ISI policyholders rating of not less than A, an A.M. Best policyholders rating of not less than A- or a surplus of not less than $500,000,000 with respect to primary insurance, and an ISI policyholders rating of not less than BBB with respect to excess insurance, or, if the relevant insurance is not available from such insurers, such other insurers as the Collateral Agent may approve in writing. All insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Collateral Agent of written notice thereof, (ii) if reasonably requested by the Collateral Agent, include a breach of warranty clause and (iii) be reasonably satisfactory in all other respects to the Collateral Agent.

(b) Such Grantor will deliver to the Collateral Agent on behalf of the Secured Parties, (i) on the Closing Date, a certificate dated such date showing the amount and types of insurance coverage as of such date, (ii) promptly following receipt of notice from any insurer, a copy of any notice of cancellation or material change in coverage from that existing on the Closing Date, (iii) forthwith, notice of any cancellation or nonrenewal of coverage by such Grantor and (iv) promptly after such information is available to such Grantor, full information as to any claim for an amount in excess of $500,000 with respect to any property and casualty insurance policy maintained by such Grantor. Each Secured Party shall be named as additional insured on all such liability insurance policies of such Grantor and the Collateral Agent shall be named as loss payee on all property and casualty insurance policies of such Grantor.

(c) Upon the request of the Collateral Agent, the Borrower shall deliver to the Secured Parties a report of a reputable insurance broker with respect to such insurance and such supplemental reports with respect thereto as the Collateral Agent may from time to time reasonably request.

4.04 [Reserved].

4.05 Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall maintain each of the security interests created by this Agreement as a perfected security interest having at least the priority described in Section 3.02 and shall defend such security interest against the claims and demands of all persons whomsoever, subject to the provisions of Section 7.15.

(b) Such Grantor shall furnish to the Secured Parties from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the assets and property of such Grantor as the Collateral Agent may reasonably request, all in reasonable detail.

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(c) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Grantor, such Grantor shall promptly and duly authorize, execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and in the case of Investment Property, Deposit Accounts and any other relevant Collateral, taking any actions necessary to enable the Collateral Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto, including without limitation, executing and delivering and causing the relevant depositary bank or securities intermediary to execute and deliver a Control Agreement in the form attached hereto as Exhibit B or such other form reasonably acceptable to the Collateral Agent.

4.06 Changes in Locations, Name, Jurisdiction of Incorporation, etc. Except upon 60 days’ written notice after such change (or such later time as agreed to by the Collateral Agent but in no event less than 15 days’ prior written notice), in each case, to the Collateral Agent and delivery to the Collateral Agent of duly authorized and, where required, executed copies of all additional financing statements and other documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein:

(a) change its legal name or jurisdiction of organization from that referred to in Section 3.03;

(b) change its identity or structure to such an extent that any financing statement filed by the Collateral Agent in connection with this Agreement would become misleading; or

(c) change its address to such an extent that any financing statement filed by the Collateral Agent in connection with this Agreement would become incorrect.

4.07 Notices. Such Grantor shall advise the Collateral Agent promptly, in reasonable detail, of:

(a) any Lien (other than any Lien expressly permitted by Section 5.02 of the Credit Agreement) on any of the Collateral; and

(b) of the occurrence of any other event which could reasonably be expected to have a Material Adverse Effect on the aggregate value of the Collateral or on the security interests created hereby.

4.08 Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any stock or other ownership certificate (including any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Equity Interests in any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of or other ownership interests in the Pledged Securities, or

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otherwise in respect thereof, such Grantor shall accept the same as the agent of the Secured Parties, hold the same in trust for the Secured Parties and deliver the same forthwith to the Collateral Agent in the exact form received, duly endorsed by such Grantor to the Collateral Agent, if required, together with an undated stock power or similar instrument of transfer covering such certificate duly executed in blank by such Grantor and with, if the Collateral Agent so requests, signature guaranteed, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Obligations. If an Event of Default has occurred and is continuing, any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Issuer shall be paid over to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Collateral Agent, be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations. If an Event of Default has occurred and is continuing, if any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

(b) Without the prior written consent of the Collateral Agent, such Grantor shall not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock, partnership interests, limited liability company interests or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock, partnership interests, limited liability company interests or other equity securities of any nature of any Issuer (except, in each case, pursuant to a transaction expressly permitted by the Credit Agreement), (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, any of the Investment Property or Proceeds thereof or any interest therein (except, in each case, pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or any Lien expressly permitted thereon pursuant to Section 8.01 of the Credit Agreement, (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Collateral Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof or any interest therein or (v) without the prior written consent of the Collateral Agent, cause or permit any Issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the New York UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the New York UCC; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the provisions in this clause (v), such Grantor shall promptly notify the Collateral Agent in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Collateral Agent’s “control” thereof.

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(c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it shall be bound by the terms of this Agreement relating to the Pledged Securities issued by it and shall comply with such terms insofar as such terms are applicable to it, (ii) it shall notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 4.08(a) with respect to the Pledged Securities issued by it and (iii) the terms of Sections 5.03(c) and 5.07 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 5.03(c) or 5.07 with respect to the Pledged Securities issued by it. In addition, each Grantor which is either an Issuer or an owner of any Pledged Security hereby consents to the grant by each other Grantor of the security interest hereunder in favor of the Collateral Agent and to the transfer of any Pledged Security to the Collateral Agent or its nominee following an Event of Default and to the substitution of the Collateral Agent or its nominee as a partner, member or shareholder of the Issuer of the related Pledged Security.

4.09 Receivables. (a) Other than in a manner consistent with its past practice, such Grantor shall not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

(b) Such Grantor shall deliver to the Collateral Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables that are included in the Collateral.

(c) Each Grantor shall perform and comply in all material respects with all of its obligations with respect to the Receivables.

4.10 Intellectual Property. (a) Such Grantor (either itself or through licensees) shall (i) continue to use each Trademark included in the Owned Intellectual Property on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, unless Grantor makes a good faith business decision to discontinue such line, change the name of such goods or services, or such abandonment is permitted by Section 4.10(h), (ii) take reasonable steps to maintain as in the past the quality of products and services offered under any of its Trademarks and take all reasonable steps to ensure that all its licensed users of such Trademarks maintain such quality, (iii) not adopt or use any mark which is confusingly similar or a colorable imitation of a Trademark included in the Owned Intellectual Property unless the Collateral Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement and the Trademark Security Agreement, and (iv) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby a Trademark owned by such Grantor may become invalidated or impaired in any way, but subject to Grantor’s rights to discontinue or abandon its rights under Section 4.10(h).

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(b) Such Grantor (either itself or through licensees) shall not do any act, or omit to do any act, whereby any Patent owned by such Grantor may become forfeited, abandoned or dedicated to the public, except as permitted under Section 4.10(h).

(c) Such Grantor shall not (and shall not knowingly permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Copyrights included in the Owned Intellectual Property may become invalidated. Such Grantor shall not (either itself or through licensees) do any act whereby any Copyrights owned by such Grantor may fall into the public domain, except as permitted under Section 4.10(h).

(d) Such Grantor shall not knowingly infringe, misappropriate or violate the Intellectual Property rights of any other person in any material respect.

(e) Such Grantor shall, and shall take reasonable steps to require its licensees, to use Intellectual Property included in the Owned Intellectual Property with the applicable statutory notices provided for under applicable law and all other notices and legends required by applicable Requirements of Law, consistent with industry practices.

(f) Such Grantor shall notify the Collateral Agent promptly if it knows, that any application or registration relating to any Owned Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development in any proceeding (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country except for non-final office actions issued in the course of prosecution of applications for registration) regarding such Grantor’s ownership of, or the validity of, any Owned Intellectual Property or such Grantor’s right to register the same or to own and maintain the same, except to the extent that Grantor is abandoning such Owned Intellectual Property as permitted under Section 4.10(h).

(g) In the event that such Grantor, either by itself or through any agent, employee, licensee or designee, shall file with the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof an application for the registration of any Copyrights, such Grantor shall report such filing of such application, to the Collateral Agent within 30 days after the end of each fiscal quarter during which such filing occurred, or, if the fair market value of such applications (which have not previously been reported to the Collateral Agent) exceeds $100,000 in the aggregate, such reporting obligations shall be accelerated and Grantor shall report such filing within 15 Business Days Upon request of the Collateral Agent, such Grantor shall execute and deliver, to the Collateral Agent, a Copyright Security Agreement in the form set forth in Exhibit D or with respect to Copyright applications filed under the laws of a jurisdiction outside the United States, any and all agreements, instruments, documents, and papers as the Collateral Agent may reasonably request to evidence the Secured Parties’ security interest in any application for registration of any such Copyrights and general intangibles of such Grantor relating thereto or represented thereby.

(h) Such Grantor (either itself or through licensees) shall not, without the prior written consent of the Collateral Agent, discontinue use of or otherwise abandon any of its Owned Intellectual Property, or abandon any application or any right to file an application for

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letters patent, trademark, or copyright, unless in such Grantor’s reasonable business judgment such use or the pursuit or maintenance of such Owned Intellectual Property is no longer desirable in the conduct of such Grantor’s business and that the loss thereof could not reasonably be expected to have a Material Adverse Effect.

(i) In the event that any Intellectual Property owned by such Grantor is infringed, misappropriated or diluted by a third party in any material respect, such Grantor shall take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect and enforce such Intellectual Property.

(j) Such Grantor agrees that, should it obtain an ownership interest in any item of Intellectual Property which is not, as of the Closing Date, a part of the Intellectual Property Collateral (the “After-Acquired Intellectual Property”), (i) the provisions of Section 3 shall automatically apply thereto and (ii) any such After-Acquired Intellectual Property, and in the case of Trademarks, the goodwill of the business connected therewith or symbolized thereby, shall automatically become part of the Intellectual Property Collateral.

(k) Such Grantor agrees to execute upon Closing, a Trademark Security Agreement, in substantially the form of Exhibit C, and a Copyright Security Agreement, in substantially the form of Exhibit D, a Patent Security Agreement, in substantially the form of Exhibit E, in order to record the security interest granted herein to the Collateral Agent for the ratable benefit of the Secured Parties with the United States Patent and Trademark Office, the United States Copyright Office, and any other applicable Governmental Authority.

(l) Such Grantor shall take all steps it deems in its reasonable business judgment to be necessary to protect the secrecy of all Trade Secrets owned by such Grantor and material to its business, including advising employees of the confidentiality of company proprietary information and labeling and restricting access to secret information and documents, consistent with past practice.

4.11 Contracts. (a) Such Grantor shall perform and comply in all material respects with all its obligations under the Contracts.

(b) Such Grantor shall not amend, modify, terminate, waive or fail to enforce any provision of any Contract in any manner which could reasonably be expected to materially adversely affect the value of the Collateral or otherwise have a Material Adverse Effect.

(c) After the date hereof, such Grantor shall not permit to become effective in any document creating, governing or providing for any permit, lease, license or Material Contract, a provision that would prohibit the creation or perfection of, or exercise of remedies in connection with, a Lien on such permit, lease, license or Material Contract in favor of the of the Collateral Agent for the ratable benefit of the Secured Parties unless such Grantor believes, in its reasonable judgment, that such prohibition is usual and customary in transactions of such type.

4.12 Commercial Tort Claims. Such Grantor shall advise the Collateral Agent promptly of any Commercial Tort Claim held by such Grantor individually or in the aggregate in excess of $100,000 and shall promptly execute a supplement to this Agreement in form and substance reasonably satisfactory to the Collateral Agent to grant a security interest in such Commercial Tort Claim to the Collateral Agent for the ratable benefit of the Secured Parties.

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SECTION 5. REMEDIAL PROVISIONS

5.01 Certain Matters Relating to Receivables. (a) If required by the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly endorsed by such Grantor to the Collateral Agent if required, in a Collateral Account maintained under the sole dominion and control of the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Secured Parties only as provided in Section 5.05, and (ii) until so turned over, shall be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(b) If an Event of Default has occurred and is continuing, at the Collateral Agent’s request, each Grantor shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables that are included in the Collateral, including all original orders, invoices and shipping receipts.

5.02 Communications with Obligors; Grantors Remain Liable.

(a) The Collateral Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and parties to the Contracts to verify with them to the Collateral Agent’s satisfaction the existence, amount and terms of any Receivables or Contracts.

(b) The Collateral Agent may at any time after the occurrence and continuance of an Event of Default notify, or require any Grantor to so notify, the Account Debtor or counterparty on any Receivable or Contract of the security interest of the Collateral Agent therein. In addition, after the occurrence and during the continuance of an Event of Default, the Collateral Agent may upon written notice to the applicable Grantor, notify, or require any Grantor to notify, the Account Debtor or counterparty to make all payments under the Receivables and/or Contracts directly to the Collateral Agent.

(c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by any Secured Party of any payment relating thereto, nor shall any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any

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payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

5.03 Pledged Securities. (a) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the relevant Grantor of the Collateral Agent’s intent to exercise its corresponding rights pursuant to Section 5.03(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Equity Interests and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Securities; provided, however, that no vote shall be cast or corporate or other ownership right exercised or other action taken which, in the Collateral Agent’s reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

(b) If an Event of Default shall occur and be continuing: (i) all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right, but shall be under no obligation, to exercise or refrain from exercising such voting and other consensual rights and (ii) the Collateral Agent shall have the right, without notice to any Grantor, to transfer all or any portion of the Investment Property to its name or the name of its nominee or agent. In addition, the Collateral Agent shall have the right at any time, without notice to any Grantor, to exchange any certificates or instruments representing any Investment Property for certificates or instruments of smaller or larger denominations. If an Event of Default has occurred and is continuing, in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth herein.

(c) Each Grantor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Collateral Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) upon any such instruction following the occurrence and during the continuance of an Event of Default, pay any dividends or other payments with respect to the Investment Property, including Pledged Securities, directly to the Collateral Agent.

5.04 Proceeds to be Turned Over To Collateral Agent. In addition to the rights of the Secured Parties specified in Section 5.01 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, at the request of the Collateral Agent, all

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Proceeds received by any Grantor consisting of cash, cash equivalents, checks and other near-cash items shall be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly endorsed by such Grantor to the Collateral Agent, if required). All Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Collateral Agent in a Collateral Account (or by such Grantor in trust for the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 5.05.

5.05 Application of Proceeds. At such intervals as may be agreed upon by the Borrower and the Collateral Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Collateral Agent’s election, the Collateral Agent may apply all or any part of the net Proceeds (after deducting fees and expenses as provided in Section 5.06) constituting Collateral realized through the exercise by the Collateral Agent of its remedies hereunder, whether or not held in any Collateral Account in payment of the Obligations in accordance with Section 9.03 of the Credit Agreement.

5.06 Code and Other Remedies. (a) If an Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC (whether or not the New York UCC applies to the affected Collateral) or its rights under any other applicable law or in equity. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, license, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Each Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made may constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such

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sale may, without further notice, be made at the time and place to which it was so adjourned. The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely effect the commercial reasonableness of any sale of the Collateral. Each Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. Each Grantor further agrees, at the Collateral Agent’s reasonable request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Collateral Agent shall have the right to enter onto the property where any Collateral is located and take possession thereof with or without judicial process.

(b) The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.06, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Parties hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including Section 9-615(a) of the New York UCC, need the Collateral Agent account for the surplus, if any, to any Grantor. If the Collateral Agent sells any of the Collateral upon credit, the Grantor will be credited only with payments actually made by the purchaser and received by the Collateral Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Collateral Agent may resell the Collateral and the Grantor shall be credited with proceeds of the sale. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against any Secured Party arising out of the exercise by them of any rights hereunder.

(c) In the event of any disposition of any of the Trademarks, the goodwill of the business connected with and symbolized by any Trademarks subject to such Disposition shall be included, and with respect to any Intellectual Property Collateral, the applicable Grantor shall supply the Collateral Agent or its designee with such Grantor’s know-how and expertise, and with records, documents and things embodying the same, relating to the manufacture, distribution, advertising and sale of products or the provision of services relating to such Intellectual Property Collateral subject to such disposition, and such Grantor’s customer lists pertaining thereto, subject to appropriate confidentiality undertakings on the part of any person receiving such proprietary information.

(d) The Collateral Agent shall have no obligation to marshal any of the Collateral.

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5.07 Registration Rights. (a) If the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Equity Interests or the Pledged Debt Securities pursuant to Section 5.06, and if in the opinion of the Collateral Agent it is necessary or advisable to have the Pledged Equity Interests or the Pledged Debt Securities, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor shall cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the Pledged Equity Interests or the Pledged Debt Securities, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use commercially reasonable efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Equity Interests or the Pledged Debt Securities, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Collateral Agent, are reasonably necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto. Each Grantor agrees to use commercially reasonable efforts to cause such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

(b) Each Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Equity Interests or the Pledged Debt Securities, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Equity Interests or the Pledged Debt Securities for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(c) Each Grantor agrees to use its commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Equity Interests or the Pledged Debt Securities pursuant to this Section 5.07 valid and binding and in compliance with any and all other applicable Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 5.07 will cause irreparable injury to the Secured Parties, that the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.07 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the Credit Agreement or a defense of payment.

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5.08 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by any Secured Party to collect such deficiency.

SECTION 6. THE COLLATERAL AGENT

6.01 Collateral Agent’s Appointment as Attorney-in-Fact, etc. (a) The Collateral Agent has been appointed to act as Collateral Agent hereunder by Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that the Collateral Agent shall, after payment in full of all Obligations under the Credit Agreement (other than indemnities and other contingent Obligations not yet due and payable hereunder), exercise, or refrain from exercising, any remedies provided for herein in accordance with the instructions of the holders (the “Majority Holders”) of a majority of the aggregate termination value (exclusive of expenses and similar payments but including any early termination payments due upon termination) under such Secured Hedge Agreements. In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of the Secured Parties in accordance with the terms of this Section. Subject to the appointment and acceptance of a successor Collateral Agent as provided in this paragraph, the Collateral Agent may resign at any time by notifying the Lenders (or, after payment in full of all Obligations under the Credit Agreement, the Majority Holders) and the Grantors. Upon any such resignation, the Required Lenders (or, after payment in full of all Obligations other than indemnities and other contingent Obligations not yet due and payable under the Credit Agreement, the Majority Holders) shall have the right, with the consent (not to be unreasonably withheld or delayed) of the Borrower, to appoint a successor; provided that during the existence and continuance of an Event of Default no such consent of the Borrower shall be required. If no successor shall have been so appointed by the Required Lenders or the Majority Holders, as the case may be, and shall have accepted such appointment within 30 days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the Lenders, appoint a successor Collateral Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Collateral Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall promptly (i) transfer to such successor Collateral Agent all sums, Securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement, and (ii) execute and deliver to such successor Collateral Agent or otherwise authorize the filing of such amendments to financings statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created hereunder, whereupon such retiring Collateral Agent shall be discharged from its duties and obligations

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hereunder. After any Collateral Agent’s resignation hereunder, the provisions of this Agreement shall continue in effect for the benefit of such retiring Collateral Agent in respect of any actions taken or omitted to be taken by any of them while acting as Collateral Agent.

(b) Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, such appointment being coupled with an interest, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i) in the name of such Grantor or its own name, or otherwise, take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

(ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Secured Parties’ security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv) execute, in connection with any sale provided for in Section 5.07 or 5.08, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of

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any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 6.01(a) to the contrary notwithstanding, the Collateral Agent agrees that, except as provided in Section 6.01(b), it will not exercise any rights under the power of attorney provided for in this Section 6.01(a) unless an Event of Default shall have occurred and be continuing.

(c) If an Event of Default has occurred and is continuing, if any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement; provided, however, that the Collateral Agent shall not exercise this power without first making demand on the Grantor and the Grantor failing to immediately comply therewith.

(d) The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 6.01 shall be payable by such Grantor to the Collateral Agent on demand.

(e) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

6.02 Duty of Collateral Agent. The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, nor any other Secured Party nor any of their respective officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Secured Parties hereunder are solely to protect the Secured Parties’ interests in the Collateral and shall not impose any duty upon any

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Secured Party to exercise any such powers. The Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be responsible to any Grantor for any act or failure to act hereunder, except to the extent that any such act or failure to act is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from their own gross negligence or willful misconduct in breach of a duty owed to such Grantor.

6.03 Filing of Financing Statements. Each Grantor acknowledges that pursuant to Section 9-509(b) of the New York UCC and any other applicable law, each Grantor authorizes the Collateral Agent to file or record financing or continuation statements, and amendments thereto, and other filing or recording documents or instruments with respect to the Collateral, without the signature of such Grantor, in such form and in such offices as the Collateral Agent reasonably determines appropriate to perfect or maintain the perfection of the security interests of the Collateral Agent under this Agreement. Each Grantor agrees that such financing statements may describe the collateral in the same manner as described in the Security documents or as “all assets” or “all personal property,” whether now owned or hereafter existing or acquired or such other description as the Collateral Agent, in its sole judgment, determines is necessary or advisable. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

6.04 Authority of Collateral Agent. Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

6.05 Appointment of Co-Collateral Agents. At any time or from time to time, in order to comply with any applicable requirement of law, the Collateral Agent may appoint another bank or trust company or one of more other persons, either to act as co-agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and which may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent, include provisions for indemnification and similar protections of such co-agent or separate agent).

SECTION 7. MISCELLANEOUS

7.01 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Grantor and the Collateral Agent, subject to any consents required under Section 11.01 of the Credit Agreement; provided that any provision of this Agreement imposing obligations on any Grantor may be waived by the Collateral Agent in a written instrument executed by the Collateral Agent.

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7.02 Notices. All notices, requests and demands to or upon the Collateral Agent or any Grantor hereunder shall be effected in the manner provided for in Section 11.02 of the Credit Agreement.

7.03 No Waiver by Course of Conduct; Cumulative Remedies. No Secured Party shall by any act (except by a written instrument pursuant to Section 7.01), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

7.04 Enforcement Expenses; Indemnification. (a) The parties hereto agree that the Collateral Agent and the other Secured Parties shall be entitled to reimbursement of their expenses incurred hereunder as provided in Section 11.04 of the Credit Agreement.

(b) Each Grantor agrees to pay, and to hold the Collateral Agent and each other Secured Party harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement, except Other Taxes covered in Section 3.01 of the Credit Agreement.

(c) Each Grantor agrees to pay, and to hold the Collateral Agent and each other Secured Party harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 11.04 of the Credit Agreement.

(d) The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

7.05 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Secured Parties and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent, and any attempted assignment without such consent shall be null and void.

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7.06 Set-Off. Each Grantor hereby irrevocably authorizes each Secured Party at any time and from time to time, while an Event of Default shall have occurred and be continuing, with notice to such Grantor or any other Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Secured Party to or for the credit or the account of such Grantor, or any part thereof in such amounts as such Secured Party may elect, against and on account of the obligations and liabilities of such Grantor to such Secured Party hereunder and claims of every nature and description of such Secured Party against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as such Secured Party may elect, whether or not any Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Secured Party shall notify such Grantor promptly of any such set-off and the application made by such Secured Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of set-off) which such Secured Party may have.

7.07 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile and electronic PDF delivery), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

7.08 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.09 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

7.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Collateral Agent and the other Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

7.11 APPLICABLE LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

7.12 Submission to Jurisdiction; Waivers. (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK

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SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

(b) EACH GRANTOR HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS US CORPORATION SYSTEMS WITH OFFICES ON THE DATE HEREOF IN NEW YORK, NEW YORK (OR SUCH OTHER AGENT TO RECEIVE SERVICE OF PROCESS IN NEW YORK, NEW YORK AS IS REASONABLY ACCEPTABLE TO THE ADMINISTRATIVE AGENT), AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE, AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH GRANTOR AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE COLLATERAL AGENT UNDER THIS AGREEMENT. EACH GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH GRANTOR AT ITS ADDRESS SET FORTH ON SCHEDULE 11.02 OF THE CREDIT AGREEMENT OR SCHEDULE 7.02 HERETO, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT UNDER THIS AGREEMENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION.

7.13 Acknowledgments. Each Grantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b) no Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

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(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

7.14 Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 7.12 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

7.15 Releases. (a) At such time as the Loans and the other Obligations (other than Obligations in respect of any Treasury Management Agreement or Letters of Credit) shall have been paid in full, each Letter of Credit shall have been cancelled or expired or been backstopped or Cash Collateralized, in each case, in amounts and pursuant to documentation in form and substance satisfactory to the Administrative Agent and the L/C Issuer, the commitments under the Credit Agreement have been terminated or expired and all Secured Hedge Agreements shall have been terminated, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Collateral Agent shall deliver to such Grantor any Collateral held by the Collateral Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b) If any of the Collateral shall be sold or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Collateral Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Guarantor (other than Holdings) shall be released from its obligations hereunder in the event that all the Equity Interests in such Guarantor shall be sold or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Borrower shall have delivered to the Collateral Agent, at least ten Business Days prior to the date of the proposed release, a written request for such release identifying the relevant Guarantor and the terms of the relevant sale or other disposition in reasonable detail, including the price thereof and any expenses incurred in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

(c) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement originally filed in connection herewith without the prior written consent of the Collateral Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the New York UCC.

(d) Notwithstanding any of the foregoing, any release of Collateral or Guarantors effected in the manner permitted by the Credit Agreement or any other Loan Document at any time that the Credit Agreement shall be outstanding shall not require the consent of holders of obligations under Secured Hedge Agreements.

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7.16 WAIVER OF JURY TRIAL. EACH GRANTOR AND THE COLLATERAL AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

7.17 Reinstatement. This Pledge and Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case be, if at any time payments and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any oblige of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the undersigned has caused this Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

MACDERMID HOLDINGS, LLC

By:	/s/	Joseph M. Silvestri

	Name:	Joseph M. Silvestri
	Title:	President and Secretary

MATRIX ACQUISITION CORP.

By:	/s/	Joseph M. Silvestri

	Name:	Joseph M. Silvestri
	Title:	President and Secretary

Accepted as of the day and year first above written

(effective as of the Effective Time,

as defined in the Merger Agreement):

MACDERMID, INCORPORATED

By:	/s/	John L. Cordani

	Name:	John L. Cordani
	Title:	Vice President

AUTOTYPE HOLDINGS (USA) INC.

BAYPORT CHEMICAL SERVICE, INC.

CANNING GUMM, LLC

DYNACIRCUITS, LLC

ECHO INTERNATIONAL, INC.

HUNTINGDON AVE. DEVELOPMENT LLC

MACDERMID ACUMEN, INC.

MACDERMID AUTOTYPE INCORPORATED

MACDERMID BRAZIL, INC.

MACDERMID COLORSPAN, INC.

MACDERMID HOUSTON, INC.

MACDERMID INVESTMENT CORP.

MACDERMID OFFSHORE SOLUTIONS, LLC

MACDERMID OVERSEAS ASIA LIMITED

MACDERMID PRINTING SOLUTIONS ACUMEN, INC.

MACDERMID PRINTING SOLUTIONS, LLC

MACDERMID SOUTH AMERICA, INCORPORATED

MACDERMID SOUTH ATLANTIC, INCORPORATED

MACDERMID TARTAN, INC.

MACDERMID TEXAS, INC.

MACDERMID TOWER, INC.

MACDERMID US HOLDINGS, LLC

MRD ACQUISITION CORP.

NAPP PRINTING PLATE DISTRIBUTION, INC.

NAPP SYSTEMS (EUROPE), LTD.

NAPP SYSTEMS INC.

PT FRANCE HOLDING CORP.

PT SUB, INC.

SPECIALTY POLYMERS, INC.

SUPRATECH SYSTEMS INC.

VERNON-ROCKVILLE DEVELOPMENT LLC

W. CANNING INC.

W. CANNING, LTD.

W. CANNING USA, LLC

By:	/s/ John L. Cordani
Name: John L. Cordani
Title: Secretary

2

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as Collateral Agent

By:	/s/	Judith E. Smith

	Name:	Judith E. Smith
	Title:	Director

By:	/s/	Doreen Barr

	Name:	Doreen Barr
	Title:	Vice President

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Exhibit A to

the Pledge and Security Agreement

FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT

This Securities Account Control Agreement dated as of [            ], 2007 (this “Agreement”) among (the “Debtor”), CREDIT SUISSE, in its capacity as collateral agent for the Lenders and the other Secured Parties (as defined in the Pledge and Security Agreement referenced below, including its successors and assigns from time to time, the “Collateral Agent”) and [    ], in its capacity as a “securities intermediary” as defined in Section 8-102 of the UCC (in such capacity, the “Securities Intermediary”). Capitalized terms used herein but not otherwise defined herein have the meanings set forth in the Pledge and Security Agreement, dated as of [    ], 2007, (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) among the Debtor, the other Grantors party thereto and the Collateral Agent. All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 1. Priority of Lien. Pursuant to the Pledge and Security Agreement, the Debtor has granted a separate security interest in all of the Debtor’s rights in the Securities Account referred to in Section 2 below to the Collateral Agent. The Collateral Agent, the Debtor and the Securities Intermediary are entering into this Agreement to perfect the Collateral Agent’s security interest in such Securities Account. The Securities Intermediary hereby acknowledges that it has received notice of the security interest of the Collateral Agent in such Securities Account and hereby acknowledges and consents to such lien.

Section 2. Establishment of Securities Account. The Securities Intermediary hereby confirms and agrees that:

(a) The Securities Intermediary has established account number [IDENTIFY ACCOUNT NUMBER] in the name “[IDENTIFY EXACT TITLE OF ACCOUNT]” (such account and any successor account, the “Securities Account”) and the Securities Intermediary shall not change the name or account number of the Securities Account or close the Securities Account without the prior written consent of the Collateral Agent, and prior to delivery pursuant to Section 9(a) of a Blocking Notice delivered by the Collateral Agent in substantially the form set forth in Exhibit A attached hereto (“Blocking Notice”), the Debtor;

(b) All securities or other property underlying any financial assets credited to the Securities Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Securities Account be registered in the name of the Debtor, payable to the order of the Debtor or specially indorsed to the Debtor except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank;

(c) All property delivered to the Securities Intermediary pursuant to the Security Agreement will be promptly credited to the Securities Account; and

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(d) The Securities Account is a “securities account” within the meaning of Section 8-501 of the UCC.

Section 3. “Financial Assets” Election. The Securities Intermediary hereby agrees that each item of property (including, without limitation, any investment property, financial asset, security, instrument, general intangible or cash) credited to the Securities Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

Section 4. Control of the Securities Account. Notwithstanding anything to the contrary contained herein, if at any time after the occurrence and continuation of an Event of Default the Securities Intermediary shall receive any order from the Collateral Agent directing transfer or redemption of any financial asset relating to the Securities Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Debtor or any other person. The Securities Intermediary shall comply with entitlement orders from the Debtor directing transfer or redemption of any financial asset relating to the Securities Account until such time as the Securities Intermediary has received a Blocking Notice delivered pursuant to Section 9(a). Until such time as the Securities Intermediary has received a Blocking Notice delivered under Section 9(a), the Securities Intermediary shall be entitled to distribute to the Debtor all income on the financial assets in the Securities Account. If the Debtor is otherwise entitled to issue entitlement orders and such orders conflict with any entitlement order issued by the Collateral Agent, the Securities Intermediary shall follow the orders issued by the Collateral Agent.

Section 5. Subordination of Lien; Waiver of Set-Off. In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Securities Account or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Agent. The financial assets and other items deposited to the Securities Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Collateral Agent (except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Securities Account and (ii) the face amount of any checks which have been credited to such Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).

Section 6. Choice of Law. This Agreement and the Securities Account shall each be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction (within the meaning of Section 8-110 of the UCC) and the Securities Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York.

Section 7. Conflict with Other Agreements.

(a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

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(b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto;

(c) The Securities Intermediary hereby confirms and agrees that:

(i) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating to the Securities Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other person; and

(ii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with the Debtor or the Collateral Agent purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 4 hereof.

Section 8. Adverse Claims. Except for the claims and interest of the Collateral Agent and of the Debtor in the Securities Account, the Securities Intermediary does not know of any claim to, or interest in, the Securities Account or in any “financial asset” (as defined in Section 8-102(a) of the UCC) credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Securities Account or in any financial asset carried therein, the Securities Intermediary will promptly notify in writing each of the Collateral Agent and the Debtor thereof.

Section 9. Maintenance of Securities Account. In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 3 hereof, the Securities Intermediary agrees to maintain the Securities Account as follows:

(a) Blocking Notice. If at any time after the occurrence and continuation of an Event of Default the Collateral Agent delivers to the Securities Intermediary a Blocking Notice in substantially the form set forth in Exhibit A hereto, the Securities Intermediary agrees that after receipt of such notice, it will cease to follow any instruction with respect to the Securities Account from the Debtor.

(b) Voting Rights. Until such time as the Securities Intermediary receives a Blocking Notice pursuant to subsection (a) of this Section 9, the Debtor shall direct the Securities Intermediary with respect to the voting of any financial assets credited to the Securities Account.

(c) Permitted Investments. Until such time as the Securities Intermediary receives a Blocking Notice signed by the Collateral Agent, the Debtor shall direct the Securities Intermediary with respect to the selection of investments to be made for the Securities Account.

(d) Statements and Confirmations. The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Securities Account and/or any financial assets credited thereto simultaneously to each of the Debtor and the Collateral Agent at the address for each set forth in Section 13 of this Agreement.

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(e) Tax Reporting. All items of income, gain, expense and loss recognized in the Securities Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

Section 10. Representations, Warranties and Covenants of the Securities Intermediary. The Securities Intermediary hereby makes the following representations, warranties and covenants:

(a) The Securities Account has been established as set forth in Section 1 above and such Securities Account will be maintained in the manner set forth herein until termination of this Agreement; and

(b) This Agreement is the valid and legally binding obligation of the Securities Intermediary.

Section 11. Indemnification of Securities Intermediary. The Debtor and the Collateral Agent hereby agree that (a) the Securities Intermediary is released from any and all liabilities to the Debtor and the Collateral Agent arising from the terms of this Agreement and the compliance of the Securities Intermediary with the terms hereof, except to the extent that such liabilities arise from the Securities Intermediary’s negligence or willful misconduct and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Securities Intermediary from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Securities Intermediary with the terms hereof, except to the extent that such arises from the Securities Intermediary’s negligence or willful misconduct until the termination of this Agreement.

Section 12. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Collateral Agent may assign its rights hereunder only with the express written consent of the Securities Intermediary and by sending written notice of such assignment to the Debtor.

Section 13. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) business days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Debtor:	[ ]

Attention:
Telecopier:

with a copy to:

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Attention: Telecopier No.: Telephone No.:
Collateral Agent:	CREDIT SUISSE Eleven Madison Avenue New York, NY 10010 Attention: Telecopier: with a copy to:
Latham & Watkins LLP 885 Third Avenue New York, New York 10022 Attention: Daniel Seale Telecopier No.: (212) 751-4864
Securities Intermediary:	[INSERT ADDRESS] Attention: Telecopier:

Any party may change its address for notices in the manner set forth above.

Section 13. Termination. The obligations of the Securities Intermediary to the Collateral Agent pursuant to this Agreement shall continue in effect until the security interest of the Collateral Agent in the Securities Account has been terminated pursuant to the terms of the Pledge and Security Agreement and the Collateral Agent has notified the Securities Intermediary of such termination in writing. The Collateral Agent agrees to provide Notice of Termination in substantially the form of Exhibit B hereto to the Securities Intermediary upon the request of the Debtor on or after the termination of the Collateral Agent’s security interest in the Securities Account pursuant to the terms of the Security Agreement. This Agreement may be terminated by the Debtor at any time after the Collateral Agent ceases to have any security interest in the Securities Account, provided that no such termination by the Debtor shall be effective unless the Securities Intermediary shall have received written notice from the Collateral Agent confirming that such security interest no longer exists. The termination of this Agreement shall not terminate the Securities Account or alter the obligations of the Securities Intermediary to the Debtor pursuant to any other agreement with respect to the Securities Account.

Section 14. Rights in Securities Account. It is understood and agreed that nothing in this Agreement shall give the Collateral Agent any benefit or legal or equitable right, remedy or claim under any other agreement between the Debtor and the Securities Intermediary.

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Section 15. Modification. This Agreement shall only be modified or amended by written agreement of all of the parties hereto evidencing such modification or amendment.

Section 16. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

By:
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:
Name:
Title:

[NAME OF SECURITIES INTERMEDIARY], as Securities Intermediary

By:
Name:
Title:

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Exhibit A to

the Securities Account Control Agreement

[Letterhead of Collateral Agent]

[Date]

[Name and Address of Securities Intermediary]

Attention:

Re: Blocking Notice

Ladies and Gentlemen:

As referenced in the Securities Account Control Agreement dated as of   , 200 among [NAME OF THE DEBTOR] (the “Debtor”), you and the undersigned (a copy of which is attached), we hereby give you notice of our sole control over securities account number (the “Securities Account”) and all financial assets credited thereto. You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Securities Account or the financial assets credited thereto from the Debtor.

You are instructed to deliver a copy of this notice by facsimile transmission to [NAME OF THE DEBTOR].

Very truly yours,

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:
Authorized Signatory / Name:
Title:

cc: [NAME OF THE DEBTOR]

A-A-1

Exhibit B to

the Securities Account Control Agreement

[Letterhead of Collateral Agent]

[Date]

[Name and Address of Securities Intermediary]

Attention:

Re: Termination of Securities Account Control Agreement

You are hereby notified that the Securities Account Control Agreement dated as of    200 among you, [NAME OF THE DEBTOR] and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s) from [NAME OF THE DEBTOR]. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to [NAME OF THE DEBTOR] pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to [NAME OF THE DEBTOR].

Very truly yours,

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:
Authorized Signatory / Name:
Title:

A-B-1

Exhibit B to

the Pledge and Security Agreement

FORM OF DEPOSIT ACCOUNT CONTROL AGREEMENT

This Deposit Account Control Agreement dated as of [            ], 2007 (this “Agreement”) among [            ] (the “Debtor”), CREDIT SUISSE, in its capacity as collateral agent for the Lenders and the other Secured Parties (as defined in the Pledge and Security Agreement referenced below, including its successors and assigns from time to time, the “Collateral Agent”), and [    ], in its capacity as a “bank” as defined in Section 9-102 of the UCC (in such capacity, the “Financial Institution”). Capitalized terms used herein but not otherwise defined herein have the meanings set forth in the Pledge and Security Agreement, dated as of             ], 2007, (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) among the Debtor, the other Grantors party thereto and the Collateral Agent. All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 1. Priority of Lien. Pursuant to the Pledge and Security Agreement, the Debtor has granted a separate security interest in all of the Debtor’s rights in the Deposit Account referred to in Section 2 below to the Collateral Agent. The Collateral Agent, the Debtor and the Financial Institution are entering into this Agreement to perfect the Collateral Agent’s security interest in the Deposit Account. The Financial Institution hereby acknowledges that it has received notice of the security interest of the Collateral Agent in the Deposit Account and hereby acknowledges and consents to such lien.

Section 2. Establishment of Deposit Account. The Financial Institution hereby confirms and agrees that:

(a) The Financial Institution has established account number [IDENTIFY ACCOUNT NUMBER] in the name “[IDENTIFY EXACT TITLE OF ACCOUNT)” (such account and any successor account, the “Deposit Account”) and the Financial Institution shall not change the name or account number of the Deposit Account or close the Deposit Account without the prior written consent of the Collateral Agent, and prior to delivery pursuant to Section 8(a) of a Blocking Notice delivered by the Collateral Agent in substantially the form set forth in Exhibit A hereto (“Blocking Notice”), the Debtor; and

(b) The Deposit Account is a “deposit account” within the meaning of Section 9- 102(a)(29) of the UCC.

Section 3. Control of the Deposit Account. If at any time after the occurrence and continuation of an Event of Default the Financial Institution shall receive any instructions originated by the Collateral Agent directing the disposition of funds in the Deposit Account, the Financial Institution shall comply with such instructions without further consent by the Debtor or any other person. The Financial Institution shall comply with instructions from the Debtor directing the disposition of funds in the Deposit Account until such time as the Financial Institution has received a Blocking Notice delivered pursuant to Section 8(a). If the Debtor is otherwise entitled to issue instructions directing the disposition of funds in the Deposit Account

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and such instructions conflict with any instructions issued by the Collateral Agent, the Financial Institution shall follow the instructions issued by the Collateral Agent.

Section 4. Subordination of Lien; Waiver of Set-Off. In the event that the Financial Institution has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Deposit Account or any funds credited thereto, the Financial Institution hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Agent. Money and other items credited to the Deposit Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Collateral Agent (except that the Financial Institution may set off (i) all amounts due to the Financial Institution in respect of customary fees and expenses for the routine maintenance and operation of the Deposit Account and (ii) the face amount of any checks which have been credited to such Deposit Account but are subsequently returned unpaid because of uncollected or insufficient funds).

Section 5. Choice of Law. This Agreement and the Deposit Account shall each be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Financial Institution’s jurisdiction (within the meaning of Section 9-304 of the UCC) and the Deposit Account shall be governed by the laws of the State of New York.

Section 6. Conflict with Other Agreements.

(a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

(b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto; and

(c) The Financial Institution hereby confirms and agrees that:

(i) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating to the Deposit Account and/or any funds credited thereto pursuant to which it has agreed to comply with instructions originated by such persons as contemplated by Section 9-104 of the UCC; and

(ii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with the Debtor or the Collateral Agent purporting to limit or condition the obligation of the Financial Institution to comply with instructions orders as set forth in Section 2 hereof.

Section 7. Adverse Claims. Except for the claims and interest of the Collateral Agent and of the Debtor in the Deposit Account, the Financial Institution does not know of any claim to or interest in, the Deposit Account or in any “funds” (as defined in Section 9-104 of the UCC) credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the

B-2

Deposit Account, the Financial Institution will promptly notify in writing each of the Collateral Agent and the Debtor thereof.

Section 8. Maintenance of Deposit Account. In addition to, and not in lieu of, the obligation of the Financial Institution to honor instructions as set forth in Section 2 hereof, the Financial Institution agrees to maintain the Deposit Account as follows:

(a) Blocking Notice. If at any time after the occurrence and continuation of an Event of Default the Collateral Agent delivers to the Financial Institution a Blocking Notice in substantially the form set forth in Exhibit A hereto, the Financial Institution agrees that after receipt of such notice, it will cease to follow any instruction with respect to the Deposit Account from the Debtor.

(b) Withdrawal Requests. Until such time as the Financial Institution receives a Blocking Notice pursuant to Section (a) of this Section 7, the Debtor may request withdrawal of, or transfer of, funds or property from the Deposit Account.

(b) Statements and Confirmations. The Financial Institution will promptly send copies of all statements, confirmations and other correspondence concerning the Deposit Account simultaneously to each of the Debtor and the Collateral Agent at the address for each set forth in Section 11 of this Agreement; and

(b) Tax Reporting. All interest, if any, relating to the Deposit Account, shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

Section 9. Representations, Warranties and Covenants of the Financial Institution. The Financial Institution hereby makes the following representations, warranties and covenants:

(a) The Deposit Account has been established as set forth in Section 1 and such Deposit Account will be maintained in the manner set forth herein until termination of this Agreement; and

(b) This Agreement is the valid and legally binding obligation of the Financial Institution.

Section 10. Indemnification of Financial Institution. The Debtor and the Collateral Agent hereby agree that (a) the Financial Institution is released from any and all liabilities to the Debtor and the Collateral Agent arising from the terms of this Agreement and the compliance of the Financial Institution with the terms hereof, except to the extent that such liabilities arise from the Financial Institution’s negligence or willful misconduct and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Financial Institution from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Financial Institution with the terms hereof, except to the extent that such arises from the Financial Institution’s negligence or willful misconduct until the termination of this Agreement.

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Section 11. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Collateral Agent may assign its rights hereunder only with the express written consent of the Financial Institution and by sending written notice of such assignment to the Debtor.

Section 12. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) business days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Debtor:	[ ]

Attention:
Telecopier:

with a copy to:

Attention:
Telecopier No.: Telephone No.:

Collateral Agent:

CREDIT SUISSE

Eleven Madison Avenue

New York, New York 10010

Attention:

Telecopier:

with a copy to:

Latham & Watkins LLP

885 Third Avenue

New York, New York 10022

Attention: Daniel Seale

Telecopier No.: (212) 7514864

Financial Institution:	[INSERT ADDRESS] Attention: Telecopier:

Any party may change its address for notices in the manner set forth above.

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Section 12. Termination. The obligations of the Financial Institution to the Collateral Agent pursuant to this Agreement shall continue in effect until the security interest of the Collateral Agent in the Deposit Account has been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Financial Institution of such termination in writing. The Collateral Agent agrees to provide Notice of Termination in substantially the form of Exhibit B hereto to the Financial Institution upon the request of the Debtor on or after the termination of the Collateral Agent's security interest in the Deposit Account pursuant to the terms of the Security Agreement. This Agreement may be terminated by the Debtor at any time after the Collateral Agent ceases to have any security interest in the Deposit Account, provided that no such termination by the Debtor shall be effective unless the Financial Institution shall have received written notice from the Collateral Agent confirming that such security interest no longer exists. The termination of this Agreement shall not terminate the Deposit Account or alter the obligations of the Financial Institution to the Debtor pursuant to any other agreement with respect to the Deposit Account.

Section 13. Rights in Deposit Account. It is understood and agreed that nothing in this Agreement shall give the Collateral Agent any benefit or legal or equitable right, remedy or claim under any other agreement between the Debtor and the Financial Institution.

Section 14. Modification. This Agreement shall only be modified or amended by written agreement of all of the parties hereto evidencing such modification or amendment.

Section 15. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

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IN WITNESS WHEREOF, the parties hereto have caused this Deposit Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

[ ]

By:
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH as Collateral Agent

By:
Name:
Title: Authorized Signatory

[NAME OF FINANCIAL INSTITUTION], as Financial Institution

By:
Name:
Title:

B-6

Exhibit A to
[Letterhead of Collateral Agent]	the Deposit Account Control Agreement
[Date]

[Name and Address of Financial Institution]

Attention:

Re: Blocking Notice

Ladies and Gentlemen:

As referenced in the Deposit Account Control Agreement dated as of                     , 200   among [NAME OF THE DEBTOR] (the “Debtor”), you and the undersigned (a copy of which is attached), we hereby give you notice of our sole control over deposit account number (the “Deposit Account”) and all funds deposited therein. You are hereby instructed not to accept any direction, instructions or orders with respect to the Deposit Account or the funds deposited therein from the Debtor.

You are instructed to deliver a copy of this notice by facsimile transmission to [NAME OF THE DEBTOR].

Very truly yours,

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:
Authorized Signatory / Name:
Title:

cc: [NAME OF THE DEBTOR]

B-A-1

Exhibit B to
[Letterhead of Collateral Agent]	the Deposit Account Control Agreement
[Date]

[Name and Address of Financial Institution]

Attention:

Re: Termination of Deposit Account Control Agreement

You are hereby notified that the Deposit Account Control Agreement dated as of                     , 20011 among [NAME OF THE DEBTOR], you and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s) from [NAME OF THE DEBTOR]. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to [NAME OF THE DEBTOR] pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to [NAME OF THE DEBTOR].

Very truly yours,

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:
Authorized Signatory / Name:
Title:

B-B-1

Exhibit C to

the Pledge and Security Agreement

FORM OF TRADEMARK SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT dated as of [            ], 2007 (as amended, restated, supplemented or otherwise modified, the “Trademark Security Agreement”), made by each of the signatories hereto other than the Collateral Agent (as defined below) (together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of CREDIT SUISSE, as collateral agent (in such capacity and together with its successors, the “Collateral Agent”) for (i) the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Credit Agreement dated as of [    ], 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among MacDermid Holdings, LLC, a Delaware limited liability company, Matrix Acquisition Corp., a Connecticut corporation, MacDermid, Incorporated, a Connecticut corporation, the Lenders party thereto, Credit Suisse, as administrative agent and as collateral agent, Goldman Sachs Credit Partners L.P., as syndication agent, and CIBC World Markets Corp. and Bear Steams & Co. Inc., as co-documentation agents, and (ii) the other Secured Parties.

WITNESSETH:

WHEREAS, Grantors are party to a Pledge and Security Agreement dated as of [            ] 2007 (the “Pledge and Security Agreement”) between each of the Grantors and the other grantors party thereto and the Collateral Agent pursuant to which the Grantors are required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Secured Parties to enter into the Credit Agreement, the Grantors hereby agree with the Collateral Agent, as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms have the meaning given to them in the Pledge and Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral.

(a) Each Grantor hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in all the following property of such Grantor, in each case, wherever located and now owned or at any time hereafter acquired by such Grantor or in which such Grantor has or at any time in the future may acquire any right, title and interest (collectively, the “Trademark Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration, or otherwise) of such Grantor’s Obligations:

(i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, designs and other source or business identifiers, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other

C-1

country, union of countries, or any political subdivision of any of the foregoing, or otherwise, and all common-law rights related thereto, including any of the foregoing listed on Schedule I hereto,

(ii) the right to, and to obtain, all renewals thereof,

(iii) the goodwill of the business connected with the use of and symbolized by the foregoing,

(iv) general intangibles of a like nature and

(v) the right to sue for past, present and future infringements or dilution of any of the foregoing or for any injury to goodwill, and all proceeds of the foregoing, including royalties, income, payments, claims, damages and proceeds of suit;

provided that notwithstanding any other provision set forth in this Section 2, this Trademark Security Agreement shall not, at any time, constitute a grant of a security interest in any property that is, at such time: (i) an Excluded Asset or (ii) an application to register a Trademark in the U.S. Patent and Trademark Office based on a Grantor’s “intent to use” such Trademark, provided that at such time a Statement of Use or Amendment to Allege Use is filed therein such Trademark application shall be considered automatically included in the Trademark Collateral.

(b) Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under and in respect of the Trademark Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any other Secured Party, (ii) each Grantor shall remain liable under and each of the agreements included in the Trademark Collateral, including any Receivables, any Contracts and any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Trademark Security Agreement or any other document related hereto nor shall the Collateral Agent nor any other Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Trademark Collateral, including any agreements relating to any Receivables, any Contracts or any agreements relating to Pledged Partnership Interests or Pledged LLC Interests and (iii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Trademark Collateral, including any agreements relating to any Receivables, any Contracts and any agreements relating to Pledged Partnership Interests or Pledged LLC Interests.

SECTION 3. Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Secured Parties pursuant to the Pledge and Security Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are

C-2

more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4. Applicable Law. This Trademark Security Agreement shall be construed in accordance with and governed by, the laws of the State of New York.

SECTION 5. Counterparts. This Trademark Security Agreement may be executed by one or more of the parties to this Trademark Security Agreement on any number of separate counterparts (including by facsimile) and all of said counterparts together shall be deemed to constitute one and the same instrument.

[Remainder of page intentionally left blank]

C-3

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

By:
Name:
Title:

By:
Name:
Title:

Accepted and Agreed:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,

as Collateral Agent

By:
Name:
Title:

C-4

Schedule to

the Trademark Security Agreement

TRADEMARK REGISTRATIONS AND APPLICATIONS

[see attached]

C-5

Exhibit D to

the Pledge and Security Agreement

FORM OF COPYRIGHT SECURITY AGREEMENT

COPYRIGHT SECURITY AGREEMENT dated as of [            ], 2007 (as further amended, restated, supplemented or otherwise modified from time to time, the “Copyright Security Agreement”), made by each of the signatories hereto other than the Collateral Agent (as defined below) (together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of CREDIT SUISSE, as collateral agent (in such capacity and together with its successors, the “Collateral Agent”) for (i) the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Credit Agreement dated as of [ ], 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among MacDermid Holdings, Inc., a Delaware limited liability company, Matrix Acquisition Corp., a Connecticut corporation, MacDermid, Incorporated, a Connecticut corporation, the Lenders party thereto, Credit Suisse, as administrative agent and as collateral agent, Goldman Sachs Credit Partners L.P., as syndication agent, and CIBC World Markets Corp. and Bear Stearns & Co. Inc., as co-documentation agents, and (ii) the other Secured Parties.

WITNESSETH:

WHEREAS, Grantors are party to a Pledge and Security Agreement dated as of [            ], 2005 (the “Pledge and Security Agreement”) between each of the Grantors and the other grantors party thereto and the Collateral Agent pursuant to which the Grantors are required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Secured Parties to enter into the Credit Agreement, the Grantors hereby agree with the Collateral Agent, as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms have the meaning given to them in the Pledge and Security Agreement.

SECTION 2. Grant and Confirmation of Security Interest in Copyright Collateral.

(a) Each Grantor hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in all the following property of such Grantor, in each case, wherever located and now owned or at any time hereafter acquired by such Grantor or in which such Grantor has or at any time in the future may acquire any right, title and interest (collectively, the “Copyright Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration, or otherwise) of such Grantor’s Obligations:

(i) all copyrights arising under the laws of the United States, any other country, or union of countries, or any political subdivision of any of the foregoing, whether registered or unregistered and whether published or unpublished (including the registered copyrights and applications listed on Schedule I hereto (as such schedule may be amended or supplemented

D-1

from time to time)), all registrations and recordings thereof, and all applications in connection therewith and rights corresponding thereto throughout the world, including all registrations, recordings and applications in the United States Copyright Office,

(ii) the right to, and to obtain, all extensions and renewals thereof, and the right to sue for past, present and future infringements of any of the foregoing, and

(iii) all proceeds of the foregoing, including license, royalties, income, payments, claims, damages, and proceeds of suit; and

provided that notwithstanding any other provision set forth in this Section 2, this Copyright Security Agreement shall not, at any time, constitute a grant of a security interest in any property that is, at such time, an Excluded Asset.

(b) Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under and in respect of the Copyright Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any other Secured Party, (ii) each Grantor shall remain liable under and each of the agreements included in the Copyright Collateral, including any Receivables, any Contracts and any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Copyright Security Agreement or any other document related hereto nor shall the Collateral Agent nor any other Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Copyright Collateral, including any agreements relating to any Receivables, any Contracts or any agreements relating to Pledged Partnership Interests or Pledged LLC Interests and (iii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Copyright Collateral, including any agreements relating to any Receivables, any Contracts and any agreements relating to Pledged Partnership Interests or Pledged LLC Interests.

SECTION 3. Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Secured Parties pursuant to the Pledge and Security Agreement and Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4. Filing Fees. Within two business days of the date hereof Grantors shall provide Latham & Watkins LLP a check in the amount of $ in payment of the filing fees and expenses for this Agreement. In the event that such amount shall prove to be insufficient to cover all fees and expenses incurred in connection with the filing of this

D-2

Agreement, Grantors shall reimburse Latham & Watkins for any additional out-of-pocket expenses.

SECTION 5. Applicable Law. This Copyright Security Agreement shall be construed in accordance with and governed by, the laws of the State of New York.

SECTION 6. Counterparts. This Copyright Security Agreement may be executed by one or more of the parties to this Copyright Security Agreement on any number of separate counterparts (including by facsimile) and all of said counterparts together shall be deemed to constitute one and the same instrument.

[Remainder of page intentionally left blank]

D-3

IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

By:
Name:
Title:

By:
Name:
Title:

Accepted and Agreed:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as Collateral Agent

By:
Name:
Title:

D-4

Schedule I to

the Copyright Security Agreement

COPYRIGHT REGISTRATIONS AND APPLICATIONS

D-5

Exhibit E to

the Pledge and Security Agreement

FORM OF PATENT SECURITY AGREEMENT

PATENT SECURITY AGREEMENT (this “Agreement”), dated as of [            ], 2007, made by each of the signatories hereto other than the Collateral Agent (as defined below) (together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of CREDIT SUISSE, as collateral agent (in such capacity and together with its successors, the “Collateral Agent”) for (i) the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Credit Agreement dated as of [    ], 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among MacDermid Holdings, LLC, a Delaware limited liability company, Matrix Acquisition Corp., a Connecticut corporation, MacDermid, Incorporated, a Connecticut corporation, the Lenders party thereto, Credit Suisse, as administrative agent and as collateral agent, Goldman Sachs Credit Partners L.P., as syndication agent, and CIBC World Markets Corp. and Bear Stearns & Co. Inc., as co-documentation agents, and (ii) the other Secured Parties.

Capitalized terms not otherwise defined herein have the meanings set forth in the Pledge and Security Agreement, dated as of [    ], 2007, among the signatories thereto other than the Collateral Agent, in favor of Credit Suisse, as collateral agent for the Lenders and the other Secured Parties (the “Pledge and Security Agreement”).

WHEREAS, pursuant to the Pledge and Security Agreement, the Grantors are granting a security interest to the Lenders and the other Secured Parties in certain Patents whether now owned or existing or hereafter acquired or arising and wherever located, including the Patents listed on Schedule I (“Secured Patents”).

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors and the Collateral Agent hereby agree as follows:

(i)	Grant of Security Interest

(a) The Grantors hereby grant to the Collateral Agent, a security interest in and continuing lien on all of the Grantors’ right, title and interest in, to and under the Secured Patents, subject to the terms and conditions of the Pledge and Security Agreement.

(b) The security interest granted hereby is granted in conjunction with the security interest granted to the Collateral Agent under the Pledge and Security Agreement. In the event of any conflict between the terms of this Agreement and the terms of the Pledge and Security Agreement, the terms of the Pledge and Security Agreement shall control.

(ii)	Modification of Agreement

E-1

This Agreement or any provision hereof may not be changed, waived, or terminated except in accordance with the amendment provisions of the Pledge and Security Agreement pursuant to which the Collateral Agent may modify this Agreement, after obtaining the Grantors’ approval of or signature to such modification, by amending Schedule I to include reference to any right, title or interest in any existing Patents or any Patents acquired or developed by the Grantors after the execution hereof or to delete any reference to any right, title or interest in any Patents in which the Grantors no longer have or claim any right, title or interest.

(iii)	Governing Law

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

(iv) Successors and Assigns

This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and the Grantors and their respective successors and assigns. The Grantors shall not, without the prior written consent of the Collateral Agent given in accordance with the Credit Agreement, assign any right, duty or obligation hereunder.

(v) Counterparts

This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed, shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

[Remainder of page intentionally left blank]

E-2

IN WITNESS. WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

By:
Name:
Title:

Accepted and Agreed:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as Collateral Agent

By:
Name:
Title:

E-3

SCHEDULE I to

the Patent Security Agreement

SECURED PATENTS

[see attached]

E-4

Annex 1 to

the Pledge and Security Agreement

FORM OF ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of             , 20    , made by         , a [                    ] (the “Additional Grantor”), in favor of Credit Suisse, as collateral agent (in such capacity, together with its successors, the “Collateral Agent”) for the banks and other financial institutions (the “Lenders”) parties to the Credit Agreement referred to below and the other Secured Parties. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

WITNESSETH:

WHEREAS, MacDermid Holdings, LLC, Matrix Acquisition Corp. and MacDermid, Incorporated, the Lenders, the Collateral Agent and the other parties thereto have entered into a Credit Agreement, dated as of             , 2007 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrower and certain Grantors (other than the Additional Grantor) have entered into the Pledge and Security Agreement, dated as of             , 2007 (as further amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) in favor of the Collateral Agent for the Lenders and the other Secured Parties;

WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Pledge and Security Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Pledge and Security Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Pledge and Security Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 7.14 of the Pledge and Security Agreement, hereby becomes a party to the Pledge and Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Exhibit A hereto is hereby added to the information set forth in Schedules                      to the Pledge and Security Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Pledge and Security Agreement is true and correct on

Refer to each Schedule which needs to be supplemented.

and as of the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

Exhibit A to

Annex I of the Pledge and Security Agreement

[see attached]

DISCLOSURE SCHEDULES

to

PLEDGE AND SECURITY AGREEMENT

made by

MACDERMID HOLDINGS, LLC,

MATRIX ACQUISITION CORP. and

MACDERMID, INCORPORATED (as successor to Matrix Acquisition Corp.),

and certain Subsidiaries of MacDermid, Incorporated

in favor of

CREDIT SUISSE, as Collateral Agent

dated as of April 12, 2007

INDEX OF SCHEDULES

3.02	Filings and Other Actions Required to Perfect Security Interests
3.03	Organizational Information
3.06(a)	Description of Equity Instruments
3.06(b)	Description of Pledged Debt Instruments
3.06(c)	Description of Pledged Accounts
3.08(a)	Intellectual Property
3.08(b)	Subsistence; Expiration; Abandonment
3.08(c)	Licenses, Etc.
3.08(d)	Validity and Enforceability
3.08(e)	Actions and Proceedings
3.08(g)	Fees and Taxes
3.08(i)	Filings and Recordations
3.09	Letter of Credit Rights
3.10	Commercial Tort Claims
7.02	Notices

SCHEDULE 3.02

Filings and Other Actions Required to Perfect Security Interests

FILING	GRANTOR	JURISDICTION/OFFICE
UCC-1	MacDermid Holdings, LLC	Delaware — Secretary of State
UCC-1	Matrix Acquisition Corp.	Connecticut — Secretary of the State
UCC-1	MacDermid, Incorporated	Connecticut — Secretary of the State
UCC-1	Autotype Holdings (USA) Inc.	Illinois — Secretary of State
UCC-1	Bayport Chemical Service, Inc.	Texas — Secretary of State
UCC-1	Canning Gumm, LLC	Delaware — Secretary of State
UCC-1	Dynacircuits, LLC	Illinois — Secretary of State
UCC-1	Echo International, Inc.	Delaware — Secretary of State
UCC-1	Huntingdon Ave. Development LLC	Delaware — Secretary of State
UCC-1	MacDermid Acumen, Inc.	Delaware — Secretary of State
UCC-1	MacDermid Autotype Incorporated	Delaware — Secretary of State
UCC-1	MacDermid Brazil, Inc.	Delaware — Secretary of State
UCC-1	MacDermid Colorspan, Inc.	Delaware — Secretary of State
UCC-1	MacDermid Houston, Inc.	Delaware — Secretary of State
UCC-1	MacDermid Investment Corp.	Delaware — Secretary of State
UCC-1	MacDermid Offshore Solutions, LLC	Delaware — Secretary of State
UCC-1	MacDermid Overseas Asia Limited	Delaware — Secretary of State
UCC-1	MacDermid Printing Solutions Acumen, Inc.	Delaware — Secretary of State
UCC-1	MacDermid Printing Solutions, LLC	Delaware — Secretary of State
UCC-1	MacDermid South America, Incorporated	Delaware — Secretary of State
UCC-1	MacDermid South Atlantic, Incorporated	Delaware — Secretary of State
UCC-1	MacDermid Tartan, Inc.	Delaware — Secretary of State
UCC-1	MacDermid Texas, Inc.	Delaware — Secretary of State
UCC-1	MacDermid Tower, Inc.	Delaware — Secretary of State
UCC-1	MacDermid US Holdings, LLC	Delaware — Secretary of State
UCC-1	MRD Acquisition Corp.	Delaware — Secretary of State
UCC-1	Napp Printing Plate Distribution, Inc.	South Dakota — Secretary of State
UCC-1	Napp Systems (Europe), Ltd.	Iowa — Secretary of State
UCC-1	Napp Systems Inc.	Iowa — Secretary of State
UCC-1	PT France Holding Corp.	Delaware — Secretary of State
UCC-1	PT Sub, Inc.	Delaware — Secretary of State

FILING	GRANTOR	JURISDICTION/OFFICE
UCC-1	Specialty Polymers, Inc.	Massachusetts — Secretary of the Commonwealth
UCC-1	Supratech Systems Inc.	Delaware — Secretary of State
UCC-1	Vernon-Rockville Development, LLC	Connecticut — Secretary of the State
UCC-1	W. Canning Inc.	Delaware — Secretary of State
UCC-1	W. Canning, Ltd.	Texas — Secretary of State
UCC-1	W. Canning USA, LLC	Delaware — Secretary of State
UCC-1 (Fixtures)	MacDermid Printing Solutions, LLC	Fulton County, Georgia — Clerk of Superior Court
Copyright Security Agreement	MacDermid Acumen, Inc.	United States Copyright Office
Trademark Security Agreement; Patent Security Agreement	MacDermid Acumen, Inc.	United States Patent and Trademark Office; Delaware — Secretary of State
Trademark Security Agreement; Patent Security Agreement	MacDermid Colorspan, Inc.	United States Patent and Trademark Office; Delaware — Secretary of State
Trademark Security Agreement; Patent Security Agreement	MacDermid Printing Solutions, LLC	United States Patent and Trademark Office; Delaware — Secretary of State
Trademark Security Agreement; Patent Security Agreement	MacDermid, Incorporated	United States Patent and Trademark Office; Connecticut — Secretary of the State
Trademark Security Agreement; Patent Security Agreement	Napp Systems Inc.	United States Patent and Trademark Office; Iowa — Secretary of State
Trademark Security Agreement; Patent Security Agreement	PT Sub, Inc.	United States Patent and Trademark Office; Delaware — Secretary of State
Trademark Security Agreement	W. Canning Inc.	United States Patent and Trademark Office; Delaware — Secretary of State
Trademark Security Agreement	W. Canning, Ltd.	United. States Patent and Trademark Office; Texas — Secretary of State

•	Deposit Account Control Agreement, dated as of April 12, 2007, among MacDermid, Incorporated, Credit Suisse, as Collateral Agent and UMB Bank, n.a.

•	Deposit Account Control Agreement among MacDermid, Incorporated, Credit Suisse, as Collateral Agent and Bank of America, N.A.[1]

•	Securities Account Control Agreement among MacDermid, Incorporated, Credit Suisse, as Collateral Agent and MML Investment Services Inc.’

To be executed post-closing.

SCHEDULE 3.03

Organizational Information

(A) Legal Name; Jurisdiction of Organization; Organizational Identification Number; Location of Chief Executive Office

Legal Name of Grantor	Jurisdiction of Organization	Organizational Identification No.	Location of Chief Executive Office

MacDermid Holdings, LLC	Delaware, United States	4267125	c/o Court Square Capital Partners, L.P. 399 Park Avenue, 14th Floor New York, New York 10022 United States
Matrix Acquisition Corp.	Connecticut, United States	0881813	c/o Court Square Capital Partners, L.P. 399 Park Avenue, 14th Floor New York, New York 10022 United States
MacDermid, Incorporated	Connecticut, United States	0088904	1401 Blake Street Denver, Colorado 80202 United States
Autotype Holdings (USA) Inc.	Illinois, United States	60970041	c/o MacDermid, Incorporated 701 Industrial Drive Middletown, Delaware 19709 United States
Bayport Chemical Service, Inc.	Texas, United States	0037683700	c/o MacDermid Offshore Solutions LLC 223 North Brockman Street Pasadena, Texas 77506 United States
Canning Gumm, LLC	Delaware, United States	3023867	c/o MacDermid, Incorporated 245 Freight Street Waterbury, Connecticut 06702 United States
Dynacircuits, LLC	Illinois, United States	00197688	c/o MacDermid, Incorporated 245 Freight Street Waterbury, Connecticut 06702 United States
Echo International, Inc.	Delaware, United States	2895693	c/o MacDermid, Incorporated 245 Freight Street Waterbury, Connecticut 06702 United States
Huntingdon Ave. Development LLC	Delaware, United States	3552672	c/o MacDermid, Incorporated 245 Freight Street Waterbury, Connecticut 06702 United States
MacDermid Acumen, Inc.	Delaware, United States	2809806	c/o MacDermid, Incorporated 701 Industrial Drive Middletown, Delaware 19709 United States

Legal Name of Grantor	Jurisdiction of Organization	Organizational Identification No.	Location of Chief Executive Office

MacDermid Autotype Incorporated	Delaware, United States	0759927	c/o MacDermid, Incorporated 701 Industrial Drive Middletown, Delaware 19709 United States
MacDermid Brazil, Inc.	Delaware, United States	3572816	c/o MacDermid, Incorporated 245 Freight Street Waterbury, Connecticut 06702 United States
MacDermid Colorspan, Inc.	Delaware, United States	3236076	11311 K-Tel Drive Minnetonka, Minnesota 55343 United States
MacDermid Houston, Inc.	Delaware, United States	3103668	c/o MacDermid Offshore Solutions LLC 223 North Brockman Street Pasadena, Texas 77506 United States
MacDermid Investment Corp.	Delaware, United States	2895696	c/o MacDermid, Incorporated 245 Freight Street Waterbury, Connecticut 06702 United States
MacDermid Offshore Solutions, LLC	Delaware, United States	3737831	223 North Brockman Street Pasadena, Texas 77506 United States
MacDermid Overseas Asia Limited	Delaware, United States	2015431	c/o MacDermid, Incorporated 245 Freight Street Waterbury, Connecticut 06702 United States
MacDermid Printing Solutions Acumen, Inc.	Delaware, United States	3642806	c/o MacDermid, Incorporated 245 Freight Street Waterbury, Connecticut 06702 United States
MacDermid Printing Solutions, LLC	Delaware, United States	2439485	c/o MacDermid, Incorporated 245 Freight Street Waterbury, Connecticut 06702 United States
MacDermid South America, Incorporated	Delaware, United States	2174019	c/o MacDermid, Incorporated 245 Freight Street Waterbury, Connecticut 06702 United States
MacDermid South Atlantic, Incorporated	Delaware, United States	2036181	c/o MacDermid, Incorporated 245 Freight Street Waterbury, Connecticut 60702 United States
MacDermid Tartan, Inc.	Delaware, United States	2958200	c/o MacDermid, Incorporated 245 Freight Street Waterbury, Connecticut 06702 United States

Legal Name of Grantor	Jurisdiction of Organization	Organizational Identification no.

MacDermid Texas, Inc.	Delaware, United States	3103956	c/o MacDermid, Incorporated 245 Freight Street Waterbury, Connecticut 06702 United States
MacDermid Tower, Inc.	Delaware, United States	2958199	c/o MacDermid, Incorporated 245 Freight Street Waterbury, Connecticut 06702 United States
MacDermid US Holdings, LLC	Delaware, United States	3955414	c/o MacDermid, Incorporated 245 Freight Street Waterbury, Connecticut 06702 United States
MRD Acquisition Corp.	Delaware, United States	3461598	c/o MacDermid, Incorporated 245 Freight Street Waterbury, Connecticut 06702 United States
Napp Printing Plate Distribution, Inc.	South Dakota, United States	DB036190	c/o MacDermid Napp 260 South Pacific Street San Marcos, California 92078 United States
Napp Systems (Europe), Ltd.	Iowa, United States	29386	c/o MacDermid Canning Ltd. Cale Lane New Springs Wigan WN2 1JR United Kingdom
Napp Systems Inc.	Iowa, United States	29388	c/o MacDermid Napp 260 South Pacific Street San Marcos, California 92078 United States
PT France Holding Corp.	Delaware, United States	2461360	c/o MacDermid, Incorporated 245 Freight Street Waterbury, Connecticut 06702 United States
PT Sub, Inc.	Delaware, United States	2450313	c/o MacDermid, Incorporated 245 Freight Street Waterbury, Connecticut 06702 United States
Specialty Polymers, Inc.	Massachusetts, United States	042433206	c/o MacDermid, Incorporated 245 Freight Street Waterbury, Connecticut 06702 United States
Supratech Systems Inc.	Delaware, United States	2314587	c/o MacDermid, Incorporated 245 Freight Street Waterbury, Connecticut 06702 United States

Legal Name of Grantor	Jurisdiction of Organization	Organizational Identification No.	Location of Chief Executive Office

Vernon-Rockville Development, LLC	Connecticut, United States	0717739	c/o MacDermid, Incorporated 245 Freight Street Waterbury, Connecticut 06702 United States
W. Canning Inc.	Delaware, United States	3103279	c/o MacDermid, Incorporated 245 Freight Street Waterbury, Connecticut 06702 United States
W. Canning, Ltd.	Texas, United States	0012496810	c/o MacDermid, Incorporated 245 Freight Street Waterbury, Connecticut 06702 United States
W. Canning USA, LLC	Delaware, United States	3023616	c/o MacDermid, Incorporated 245 Freight Street Waterbury, Connecticut 06702 United States

(B)	Jurisdictions Not Requiring Maintenance of Public Record Showing the Grantor to Have Been Organized or Formed

None.

(C)	Changes to Name, Jurisdiction of Organization, Chief Executive Office or Corporate Structure

Grantor(s)	Date of Change	Description of Change

MacDermid Holdings, LLC	April 11, 2007	f/k/a MDI Holdings, LLC
MacDermid Colorspan, Inc.	April 1, 2007	Chief executive office relocated from 7090 Shady Oak Road, Eden Prairie, Minnesota 55344, United States to 11311 K-Tel Drive Minnetonka, Minnesota 55343 United States.
MacDermid, Incorporated	February 2, 2006	Sold MacDermid Equipment, Inc., a Connecticut corporation, to M.E. Baker Company.
MacDermid Autotype, Incorporated	July 26, 2005	f/k/a Autotype Americas Inc.
MacDermid Overseas Asia, Ltd.	June 30, 2005	MacDermid Europe, Incorporated, a Delaware corporation, merged with and into MacDermid Overseas Asia, Ltd.
Autotype Holdings (USA) Inc.	June 14, 2005	Acquired by G.B. Holdings Ltd., a United Kingdom private limited company.
PT France Holding Corp.	June 11, 2004	Sold MacDermid Holdings SAS, French societe par actions simplifiee, to Surface Treatments, Ltd., a United Kingdom public limited company.
MacDermid Offshore Solutions, LLC	December 19, 2003	f/k/a Offshore Fluids, LLC

Grantor(s)	Date of Change	Description of Change
MRD Acquisition Corp. MacDermid Brazil, Inc.	September 20, 2002	In connection with the acquisition of Anion Quimica Industrial Ltda. by MRD Acquisition Corp., Anion Quimica Industrial Ltda. converted into a joint stock company, the stock of which was subsequently transferred to both MacDermid Anion, Inc., a Delaware corporation, and MacDermid Brazil, Inc.
MacDermid Printing Solutions, LLC	July 22, 2002 August 12, 2002	Converted from and f/k/a MacDermid Graphic Arts, Inc., a Delaware corporation.

SCHEDULE 3.06(a)

Description of Equity Instruments

(A) Pledged Stock and Pledged LLC Interests

Grantor	Issuer	# of Shares/LLC Interests Owned	Total Issued and Outstanding Shares/LLC Interests	% of Interest Pledged

MacDermid Holdings, LLC	MacDermid, Incorporated	48,398,971 Common Shares	50,000,000	100
		305,120 Series A Preferred Shares	316,000	100
		2,150,000 Class A Junior Shares	2,150,000	100
MacDermid, Incorporated	Dynacircuits, LLC	51%	100%	100
	Huntington Avenue Development, LLC	100%	100%	100
	MacDermid Acumen, Inc.	100	100	100
	MacDermid Chemicals, Inc.	59,900	59,900	65
	MacDermid US Holdings, LLC	100	100%	100
	MacDermid Investment Corp.	100	100	100
	MacDermid Italiana S.r.1.	400,000	20,000,000	65
	MacDermid Mexico S.A. de C.V.	499	500	65
	MacDermid Overseas Asia Limited	100	100	100
	MacDermid Printing Solutions, LLC	100%	100%	100
	MacDermid South America, Incorporated	100	100	100
	MacDermid South Atlantic, Incorporated	100	100	100
	MacDermid Tartan, Inc.	1,000	1,000	100

Grantor	Issuer	# of Shares/LLC Interests Owned	Total Issued and Outstanding Shares/LLC Interests	% of Interest Pledged

	MacDermid Tower, Inc.	1,000	1,000	100
	MRD Acquisition Corp.	100	100	100
	Specialty Polymers, Inc.	1,000	1,000	100
	Vernon-Rockville Development, LLC	100%	100%	100
	W. Canning USA, LLC	100%	100%	100
	Ytema Impressenter A.B.	500	500	65
Autotype Holdings (USA) Inc.	MacDermid Autotype, Incorporated	1000	1000	100
Echo International, Inc.	Dynacircuits, LLC	49%	100%	100
MacDermid Brazil, Inc.	Anion Quimica Industrial S.A.	95%	100%	To be determined as per the Post- Closing Letter.
MacDermid Investment Corp.	Echo International, Inc.	100	100	100

	Tabitha Holdings BV	396	400	65
MacDermid Overseas Asia Limited	MacDermid Singapore Pte. Ltd.	99,998	100,000	65
	MacDermid Taiwan Ltd.	59,474	80,000	65
MacDermid Printing Solutions, LLC	MacDermid Colorspan, Inc.	100	100	100
	MacDermid Printing Solutions Acumen, Inc.	100%	100%	100
	Napp Systems Inc.	1,000,000	1,000,000	100

	PT France Holding Corp.	100	100	100
	PT Sub, Inc.	100	100	100
	PTI Mexico Holdings S. de R.L. de C.V.	100	100	65

Grantor	Issuer	# of Shares/LLC Interests Owned	Total Issued and Outstanding Shares/LLC Interests	% of Interest Pledged

	PTI Produtos Technicos Para Impressao Ltda.	100	100	65
	Supratech Systems Inc.	5,900	5,900	100
MacDermid South America, Incorporated	MacDermid de Brazil Ltd.	100	100	65
MacDermid South Atlantic, Incorporated	MacDermid Mexico S.A. de C.V.	1	500	0

	MacDermid New Zealand Ltd.	100	100	65
MacDermid Tartan, Inc.	MacDermid (UK) Ltd.	65	130	65
MacDermid Tower, Inc.	MacDermid (UK) Ltd.	65	130	65
MacDermid US Holdings, LLC	Autotype Holdings (USA) Inc.	100	100	100
MRD Acquisition Corp.	MacDermid Anion, Inc.	100	100
	MacDermid Brazil, Inc.	100	100	100
Napp Systems Inc.	Napp Printing Plate Distribution, Inc.	25,000	25,000	100

	Napp Systems (Europe), Ltd.	1,000	1,000	100
W. Canning Inc.	Bayport Chemical Service, Inc.	80	80	100

	MacDermid Houston, Inc.	100	100	100
	MacDermid Texas, Inc.	1	1	100
W. Canning, Ltd.	MacDermid Offshore Solutions, LLC	51%	100%	100
W. Canning USA, LLC	Canning Gumm, LLC	100%	100%	100

	W. Canning Inc.	1	1	100

(B) Pledged Partnership Interests

Grantor	Issuer	/’/ of Partnership Interests Owned	of Total Issued and Ontslandin!, Partnership Interests	Interest
MacDermid Houston, Inc.	W. Canning, Ltd.	1%	100%	100
MacDermid Texas, Inc.	W. Canning, Ltd.	99%	100%	100

(C) Pledged Trust Interests

None.

SCHEDULE 3.06(b)

Description of Pledged Debt Instruments

(A)	Pledged Debt Securities

None.

(B)	Pledged Notes

None.

SCHEDULE 3.06(c)

Description of Pledged Accounts

(A) Securities Accounts

Grantor	Name and Address of Financial Institution	Account

MacDermid, Incorporated	MML Investment Services Inc.	###-######
1295 State Street, W122
Springfield, Massachusetts 01111

(B)	Commodities Accounts

None.

(C)	Deposit Accounts

Grantor	Name and Address of Financial Institutions	Account No. and Type of Account

MacDermid, Incorporated	Bank of America	########## (Concentration)
	100 West 33rd Street	Various accounts payable-related
	New York, New York 10001	accounts that are $0 balanced off of
the concentration account

############## (Investment)

############# (Investment)

	UMB Bank	########## (Primary Checking)
	1670 Broadway	########## (Secondary Checking)
	Denver, Colorado 80202	########## (Payroll)

SCHEDULE 3.08(a)

Intellectual Property

(A) Copyrights

Grantor	Copyrights	Registration Date	Status	Registration No.
MacDermid Acumen, Inc.	DMXK Printer with Output: Art Reproduction	January 26, 1998	Granted	VA-898-511

	DMPro Printer with Output: Advertisement	January 26, 1998	Granted	VA-866-544

	DMXK Printer with Man: Photoprint	March 2, 1998	Granted	VAu-277-256

	Colormark Color Management System: Computer Program	May 30, 1997	Granted	TXu-701-003

	Colormark Color Management System: Computer Program	May 16, 1997	Granted	TXu-700-992

(B)	Patents

See Annex 1 attached hereto.

(C)	Trademarks

See Annex 2 attached hereto.

(D)	Exceptions to Exclusive Ownership of Entire and Unencumbered Right, Title and Interest

None.

Annex I to Schedule 3.08(a)

Patent

MacDermid Acumen, Inc. Patents

Docket No./Sub Case		Country	Application No.	Filing Date	Patent No.	Issue Date	Status

2156-002

		US	08/117993	08-Sep-1993	5332465	26-Jul-1994	Granted

2156-003

		US	08/173908	23-Dec-1993	5362334	08-Nov-1994	Granted

2156-004

		US	08/148551	08-Nov-1993	5376189	27-Dec-1994	Granted

2156-006

		US	08/509027	28-Jul-1995	5525207	11-Jun-1996	Granted

2156-007

		US	08/0255249	07-Jun-1994	5431739	11-Jul-1995	Granted

2156-00L

		US	07/333072	04-Apr-1989	5065228	12-Nov-1991	Granted

2156-011

		US	08/296697	26-Aug-1994	5431959	11-Jul-1995	Granted

2156-013

	A	US	08/296706	26-Aug-1994	5474798	12-Dec-1995	Granted
	C	US	08/814901	12-Mar-1997	6403146	11-Jun-2002	Granted

2156-014

	A	US	08/386755	10-Feb-1995	5536386	16-Jul-1996	Granted
	B	US	08/603606	21-Feb-1996	5632927	27-May-1997	Granted

2156-015

	A	US	08/412286	28-Mar-1995	5545510	13-Aug-1996	Granted
	B	US	08/617496	15-Mar-1996	5654126	05-Aug-1997	Granted
	C	US	08/798156	10-Feb-1997	5763140	09-Jun-1998	Granted*

2156-017
		US	08/726546	07-Oct-1996	5648200	15-Jul-1997	Granted

2156-018

	A	US	08/324114	14-Oct-1994	5468515	21-Nov-1995	Granted
	B	US	08/409673	22-Mar-1995	5518760	21-May-1996	Granted

2156-019

		US	08/499835	10-Jul-1995	6547559	20-Aug-1996	Granted

*	USPTO records list owner of record as MacDermid, Inc.

3/12/2007	Page 1 of 9

Docket No./Sub Case		Country	Applicatton No.	Filing Date	Patent No.	Issue Date	Status

2156-020

		US	081618025	22-Aug-1995	5620612	15-Apr-1997	Granted

2156-021

	B	US	08/739949	30-Oct-1996	5693364	02-0e9-1997	Granted
	C	US	08/870998	06-Jun-1997	5869126	09-Feb-1999	Granted*

2156-022

	A	US	08/546790	23-Oct-1995	5641608	24-Jun-1997	Granted
	D	US	10/190873	08-Jul-2002	6632588	140ct-2003	Granted*

2156-025

		US	08/522972	01-Sep-1995	5510014	23-Apr-1996	Granted

2156-033

		US	08/710977	24-Sep-1996	5674372	07-Oct-1997	Granted

2156-036

		US	081879092	19-Jun-1997	5919602	06-Ju1-1999	Granted

2156-0984

		TW	92122858	20-Aug-2003	1261075	01-Sep-2006	Granted

2156-100

	D	US	08/299010	31-Aug-1994	5577172	19-Nov-1996	Granted

2156-1014

		US	08/298122	30-Aug-1994	5469201	21-Nov-1995	Granted

2156-1024

	A	US	08/139576	20-Oct-1993	5369429	29-Nov-1994	Granted
	B	US	08/604401	21-Feb-1996	5629727	13-May-1997	Granted
	C	US	08/763361	11-Dec-1996	5751321	12-May-1998	Granted

2156-103A

		US	071434318	13-Nov-1989	5041848	20-Aug-1991	Granted

2156-103B

		US	07/591537	02-Oct1990	5212559	18-May-1993	Granted

2156-103C

		US	07/612686	14-Nov-1990	5122884	16-Jun-1992	Granted

2156-104A

		US	08/231275	22-Apr-1994	5367328	22-Nov-1994	Granted
	B	US	08/972829	18-Nov-1997	5877793	02-Mar-1999	Granted

*	USPTO records list owner of record as MacDermid, Inc.

3/12/2007	Page 2 of 9

Docket No./Sub Case		Country	Application No.	Filing Date	Patent No.	Issue Date	Status

	C	US	09/257450	25-Feb-1999	6164766	26-Dec-2000	Granted

2156-105A

		US	09/524872	14-Mar-2000	6478862	12-Nov-2002	Granted

2156-106A

		US	09/303280	30-Apr-1999	6231654	15-May-2001	Granted

2156-107A

	A	US	08/711815	10-Sep-1996	5833743	10-Nov-1998	Granted
	B	US	08/978907	26-Nov-1997	6290762	18-Sep-2001	Granted

2156-1084

		US	08/939561	29-Sep-1997	6220693	24-Apr-2001	Granted

2156-110

	B	US	08/425107	20-Apr-1995	5969729	19-Oct-1999	Granted

2156-111A

	A	US	08/285059	01-Aug-1994	5516219	14-May-1996	Granted

2156-112

	A	US	08/319491	07-Oct-1994	5572632	05-Nov-1996	Granted
	B	US	08/414577	31-Mar-1995	5710677	20-Jan-1998	Granted

2156-113A

		US	08/337074	10-Nov-1994	5805183	08-Sep-1998	Granted

2156-114A

		US	08/603548	20-Feb-1996	5825394	20-Oct-1998	Granted

2156-115A

		US	08/337295	10-Nov-1994	5574078	12-Nov-1996	Granted

2156-116A

		JP	8-508890	28-Aug-4995	3520090	06-Feb-2004	Granted
		US	08/299291	31-Aug-1994	5608442	04-Mar-1997	Granted

2156-122A

		US	09/260925	02-Mar-1999	6419340	18,101-2002	Granted

2156-128A

		US	08/337109	10-Nov-1994	5751303	12-May-1998	Granted

2156-133A

			08/922297	03-Sep-1997	6467867	22-Oct-2002	Granted

2I56-134A

3/12/2007	Page 3 of 9

Docket No./Sub Case		Country	Application No.	Filing Date	Patent No.	Issue Date	Status

		US	D8/146506	01-Nov-1993	5519426	21-May-1996	Granted

	B	US	08/298936	31-Aug-1994	5661514	26-Aug-1997	Granted

2156-135A

		US	08/197966	17-Feb-1994	5790150	04-Aug-1998	Granted

2156-1364

		US	081220280	30-Mar-1994	5499305	12-Mar-1996	Granted

2156-137A

		US	08/337080	10-Nov-1994	5592202	07-Jan-1997	Granted

2156-138A

		US	081711992	10-Sep-1996	5889534	30-Mar-1999	Granted

2156-139A

		US	08/711796	10-Sep-1996	5871292	16-Feb-1999	Granted

2156-139B

		US	09/042769	17-Mar-1998	6461064	08-Oct-2002	Granted

2156-140A

		US	08/709804	10-Sep-1996	5797186	25-Aug-1998	Granted

2156-142A

	2	US	09/452323	30-Nov-1999	6485140	26-Nov-2002	Granted

2156-144A

		US	09/451692	30-Nov-1999	6361230	26-Mar-2002	Granted

2156-146

	A	US	09/251531	17-Feb-1999	6308626	30-Oct-2001	Granted
	B	US	09/947029	05-Sep-2001	6425329	30-Jul-2002	Granted

2156-146A

		US	09/252375	18-Feb-1999	6290332	18-Sep-2001	Granted

2156-162A

		US	09/251951	17-Feb-1999	6478492	12-Nov-2002	Granted

2156-22596
	A	US	07/260147	20-Oct-1988	4900880	13-Feb-1990	Granted
	B	US	07/392817	10-Aug-1989	4947787	14-Aug-1990	Granted

2156-2782

		US	08/879089	19-Jun-1997	5925719	20-Jul-1999	Granted

2156-3157

3/12/2007	Page 4 of 9

Docket No./Sub Case		Country	Application No.	Filing Date	Patent No.	Issue Date	Status
		US	07/264223	28-Oct-1988	5114830	19May-1992	Granted

2156-3322

		US	07/691659	26-Apr-1991	5238709	24-Aug-1993	Granted

2156-3492

		DE	98928861.8	08-Jun-1998	698238257	12-May-2004	Granted
		EP	98928861.8	08-Jun-1998	0991682	12-May-2004	Granted
		ES	98928851.8	08-Jun-1998	0991682	12-May-2004	Granted
		FR	98928861.8	08-Jun-1998	0991682	12-May-2004	Granted
		GB	98928861.8	08-Jun-1998	0991682	12-May-2004	Granted
		IT	98928861.8	08-Jun-1998	0991682	12-May-2004	Granted
		US	08/878663	19-Jun-1997	6045857	04-Apr-2000	Granted

2156-400

	A	CN	2004800298744	07-Sep-2004			Published
	A	EP	04783179.7	07-Sep-2004			Published
	A	JP	535490/06	07-Sep-2004			Published
	A	US	10/685195	14-Oct-2003	6942324	13-Sep-2005	Granted

2156-401

	A	US	11/704509	09-Feb-2007			Pending

2156-501-046

		US	07/250991	27-Sep-1988	4931148	05-Jun-1990	Granted

2156-501-063

		US	07/331039	29-Mar-1989	4976990	11-Dec-1990	Granted

2156-501-064

		US	07/165752	09-Mar-1985	4853095	01-Aug-1989	Granted

2156-501-069

		US	07/109955	19-Oct-1987	40613060	19-Sep-1989	Granted

2156-501-070

		US	07/043325	28-Apr-1987	4782007	01-Nov-1988	Granted

2156-501-071

		US	07/127783	02-Dec-1987	4831210	16-May-1989	Granted

2156-501-086

		US	07/089741	26-Aug-1987	4775444	04-Oct-1988	Granted

2156-501-096

		US	07/139569	29-Dec-1987	4784785	15-Nov-1988	Granted

3/12/2007	Page 5 of 9

Docket No./Sub Case	Country	Application No.	Filing Date	Patent No.	Issue Date	Status

2156-501-109

	US	07/243692	13-Sep-1988	4849059	18-Jul-1989	Granted

2156-501-116

	US	07/302108	24-Jan-1989	4950504	21-Aug-1990	Granted

2156-501-118

	US	07/329014	27-Mar-1989	4911802	27-Mar-1990	Granted

2156-501-120

	US	07/350148	10-May-1989	4938853	03-Jul-1990	Granted

2156-501-124

	US	07/334918	07-Apr-1989	4957653	18-Sep-1990	Granted

2156-501-126

	US	07/361548	05-Jun-1989	4944851	31-Jul-1990	Granted

2156-501-127

	US	07/386887	28-Jul-1989	4921571	01-May-1990	Granted

2156-501-137

	US	07/431680	03-Nov-1989	5032427	16-Jul-1991	Granted

2156-501-142

	US	07/480911	16-Feb-1990	5037482	06-Aug-1991	Granted

2156-501-144

	US	07/493296	14-Mar-1990	5077099	31-Dec-1991	Granted

2156-501-145

	US	07/508699	09-Apr-1990	5080733	14-Jan-1992	Granted

2156-501-146

	US	07/496337	20-Mar-1990	4978422	18-Dec-1990	Granted

2156-501-148

	US	07/689666	23-Apr-1991	5147692	15-Sep-1992	Granted

2156-501-149

	US	07/532372	04-Jun-1990	5334240	02-Aug-1994	Granted

2156-501-150

	US	07/532387	04-Jun-1990	5104888	14-Apr-1992	Granted

2156-501-151

	US	07/512067	18-Apr-1990	5132038	21-Jul-1992	Granted

3/12/2007	Page 6 of 9

Docket No./Sub Case		Country	Application No.	Filing Date	Patent No.	Issue Date	Status

2156-501-170

		US	07/554126	17-Jul-1990	5017267	21-May-1991	Granted

2156-501-172

		US	07/581030	12-Sep-1990	5235139	10-Aug-1993	Granted

2156-501-179

		US	07/614929	18-Nov-1990	6248398	28-Sep-1993	Granted

2156-501-189

		US	07/800144	27-Nov-1991	5194140	16-Mar-1993	Granted

2156-501-200

		US	07/713838	10-Jun-1991	5213840	25-May-1993	Granted

2156-501-204

		US	07/783974	29-Oct-1991	5289630	01-Mar-1994	Granted

2156-501-206

		US	07/852791	17-Mar-1992	5207867	04-May-1993	Granted

2156-501-219

		US	071871852	21-Apr-1992	5261154	16-Nov-1993	Granted

2156-501-230

		US	07/938029	28-Aug-1992	5296334	22-Mar-1994	Granted

2156-501-237

		US	08/097138	26401-1993	5290608	01-Mar-1994	Granted

2156-502-015

	1	US	08/109010	18-Aug-1993	5403650	04Apr-1995	Granted
	2	US	08/413496	30-Mar-1995	5565235	15-Oct-1996	Granted

2156-503-006

		US	07/055552	29-May-1987	4718993	12Jan-1988	Granted

2156-503-008

		US	07/341614	21-Apr-1989	4874477	17-Oct-1989	Granted

2156-503-009

		US	07/342492	24-Apr-1989	4897164	30-Jan-1990	Granted

2156-503-010

		US	07/507811	12-Apr-1990	4964959	23-Oct-1990	Granted

2156-503-011

3/12/2007	Page 7 of 9

Docket No./Sub Case		Country	Application No.	Filing Date	Patent No.	Issue Date	Status
		US	07/499229	26-Mar-1990	5015339	14-May-1991	Granted

2156-503-012

		US	07/663344	04-Mar-1991	5110355	05-May-1992	Granted

2156-503-013

		US	07/545224	211-Jun-1990	4994153	19-Feb-1991	Granted

2156-503-014

		US	07/556053	23-Jul-1990	5106537	21-Apr-1992	Granted

2156-503-016

		US	07/531602	01-Jun-1990	5143592	01-Sep-1992	Granted

2156-503-017

	B	US	07/747066	19-Aug-1991	5139642	18-Aug-1992	Granted

2156-609

	A	CN	2004800283679	16-Sep-2004			Published
	A	EP	04784266.1	16-Sep-2004			Published
	A	HK					Unfiled
	A	JP	536626/06	16-Sep-2004			Published
	A	TW	93130190	06-Oct-2004			Published
	A	US	10/694375	27-Oct-2003	6972143	06-Dec-2005	Granted

2156-611

	A	1W	93130192	06-Oct-2004	1254086	01-May-2006	Granted
	A	US	10/705026	10-Nov-2003	7063800	20-Jun-2006	Granted

2156-709

		US	10/470792	13-Mar-2002			Published

2156-7281

		US	07/184463	21-Apr-1988	4888200	19-Dec-1989	Granted

2156-8205

		US	07/871365	20-Apr-1992	5232815	03-Aug-1993	Granted

2156-8861

		US	08/348674	02-Dec-1994	5508141	16-Apr-1996	Granted

2156-11-12

		US	08/295326	24-Aug-1994	5776661	07-Jul-1998	Granted
2156-11-13

		US	07/390133	07-Aug-1989	4970033	13-Nov-1990	Granted

3/12/2007	Page 8 of 9

Docket No./Sub Case		Country	Application No.	Filing Date	Patent No.	Issue Date	Status

2156-H-15

		US	07/965197	26-Oct-1992	5381735	17-Jan-1995	Granted

2156-H-17

		US	07/814986	23-Dec-1991	5341799	30-Aug-1994	Granted

2156-H-22

		US	08/120839	16-Sep-1993	6348605	20-Sep-1994	Granted

2156-H-31

	B	US	08/711476	06-Sep-1996	5688633	18-Nov-1997	Granted

2156-H-37

		US	08/650213	20-May-1996	5601965	11-Feb-1997	Granted

2156-H-39

		US	08/304612	12-Sep-1994	5415972	16-May-1995	Granted

2156-H-41

		US	08/279986	25-Jul-1994	5419998	30-May-1995	Granted

2156-H-45

		US	08/680159	15-Jul-1996	5733948	31-Mar-1998	Granted

2156-H-56

		US	08/537567	02-Oct-1995	5753414	19-May-1998	Granted

2156-H-62

		US	07/466014	16-Jan-1990	5005477	09-Apr-1991	Granted

2156-H-64

		US	07/148324	25-Jan-1988	4866212	08-Aug-1989	Granted

2156-H-65

		US	07/749488	15-Aug-1991	5217847	08-Jun-1993	Granted

2156-H-A

		US	08/741700	31-Oct-1996	5699739	23-Dec-1997	Granted

3/12/2007	Page 9 of 9

MacDermid Colorspan, Inc. - Patents

Docket No.	Country	Application No.	Filing Date.	Patent No.	Issue Date	Status

2156-086

	US	10/244235	16-Sep-2002			Published

2156-109

	US	10/057569	25-Jan-2002	6715868	08-Apr-2004	Granted

2156-124

	US	10/102048	20-Mar-2002	6789876	14-Sep-2004	Granted

3/12/2007	Page 1 of 1

MacDermid Graphic Arts, Inc. - Patents

Docket No./Sub Case		Country	Application No.	Filing Date	Patent No.	Issue Date	Status

2156-088

	A	DE	03707752.6	07-Feb-2003	1488285	04-Oct-2008	Granted
	A	EP	03707752.6	07-Feb-2003	1488235	04-Oct-2006	Granted
	A	ES	03707752.6	07-Feb-2003	1488285	04-Oct-2006	Granted
	A	FR	03707752.6	07-Feb-2003	1488285	04-Oct-2006	Granted
	A	GB	03707752.6	07-Feb-2003	1488285	04-Oct-2006	Granted
	A	HK	05100554.3	21-Jan-2005			Published
	A	IT	03707752.6	07-Feb-2003	1488285	04-Oct-2006	Granted
	A	US	10/105898	25-Mar-2002	6806018	19-Oct-2004	Granted

2156-127A

		CA	2387424	18-Sep-2000			Pending
		EP	00983574.9	18-Sep-2000			Published
		US	09/415811	11-Oct-1999	6413699	02-Jul-2002	Granted
	A	US	10/752484	06-Jan-2004			Pending
	Al	CM	00814051.0	18-Sep-2000	00814061.0	04-Oct-2006	Granted
	Al	JP	2001-530647	18-Sep-2000	3856697	22-Sep-2006	Granted
	A2	CN	2005101150863	18-Sep-2000			Published
	A2	JP	2004-139848	18-Sep-2000			Appealed

2156-129A

		CA	2387606	17-Nov-2000			Pending
		CN	00818152.7	17-Nov-2000	00818152.7	01-Jun-2005	Granted
		DE	00980445.1	17-Nov-2000	6002747560	19-Apr-2006	Granted
		EP	00980445.1	17-Nov-2000	1257881	19-Apr-2006	Granted
		ES	00980445.1	17-Nov-2000	1257881	19-Apr-2006	Granted
		FR	00980445.1	17-Nov-2000	1257881	19-Apr-2006	Granted
		GB	00980445.1	17-Nov-2000	1257881	19-Apr-2006	Granted
		IT	00980445.1	17-Nov-2000	1257881	19-Apr-2006	Granted
		JP	2001-562264	17-Nov-2000	3484470	22-Aug-2003	Granted
		US	09/507840	22-Feb-2000	6367381	09-Apr-2002	Granted

2156-131C

		US	09/704320	02-Nov-2000	6399281	04-Jun-2002	Granted

2156-131D

3/12/2007	Page 1 of 2

Docket No./Sub Case		Country	Application No.	Filing Date	Patent No.	Issue Date	Status
		CA	2387427	18-Sep-2000			Pending
		CN	00814180.0	18-Sep-2000	00814180.0	10-Aug-2005	Granted
		US	09/417043	12-Oct-1999	6312872	06-Nov-2001	Granted

2156-131E

		US	09/922826	06-Apr-2001	6472121	29-Oct-2002	Granted

2156-154A

		EP	02725427.5	28-Mar-2002			Published
		JP	508558/03	28-Mar-2002			Published
		US	09/894286	28-Jun-2001	6536342	25-Mar-2003	Granted
	B	US	10/295615	15-Nov-2002	6798232	28-Sep-2004	Granted

2156-155A

	2	US	09/535353	24-Mar-2000	6423472	23-Jul-2002	Granted

3/12/2007	Page 2 of 2

MacDermid Imaging Technology, Inc. - Patents

Docket No.	Country	Application No.	Filing Date	Patent No.	Issue Date	Status

2156-00R

	CA	2345517	28-Sep-1998	2345517	21-Mar-2006	Granted
	DE	98950730.6	28-Sep-1998	69832423408	16-Nov-2005	Granted
	EP	98950730.6	28-Sep-1998	1149328	16-Nov-2005	Granted
	ES	98950730.6	28-Sep-1998	1149328	16-Nov-2005	Granted
	FR	98950730.6	28-Sep-1998	1149328	16-Nov-2005	Granted
	GB	98950730.5	28-Sep-1998	1149328	16-Nov-2005	Granted
	IT	98950730.6	26-Sep-1998	1149328	16-Nov-2005	Granted
	JP	2000-572712	26-Sep-1998			Published
	US	08/829321	27-Mar-1997	5813342	29-Sep-1998	Granted

2156-00S

	BE	98908645.9	23-Feb-1998	0902914	25-Jan-2006	Granted
	DE	98908645.9	23-Feb-1998	698333098	25-Jan-2008	Granted
	EP	98908645.9	23-Feb-1998	0902914	25-Jan-2006	Granted
	ES	98908845.9	23-Feb-1998	0902914	25-Jan-2006	Granted
	FR	98908645.9	23-Feb-1998	0902914	25-Jan-2006	Granted
	GB	98908645.9	23-Feb-1998	0902914	25-Jan-2006	Granted
	IT	98908645.9	23-Feb-1998	0902914	25-Jan-2006	Granted
	JP	541623/98	23-Feb-1998			Published
	US	08/831218	02-Apr-1997	5877848	02-Mar-1999	Granted

2156-034

	US	08/719968	24-Sep-1996	6555292	29-Apr-2003	Granted

2156-037

	US	08/790446	29-Jan-1997	5985460	12-Oct-1999	Granted

2156-046

	US	08/982713	02-Dec-1997	6010822	04-Jan2000	Granted

2156-11-12

	CA	2156471	18-Aug-1995	2156471	11-Jul-2006	Granted
	DE	95113237.2	23-Aug-1995	0706092	06-Oct-1999	Granted
	EP	95113237.2	23-Aug-1995	0706092	06-Oct-1999	Granted
	ES	95113237.2	23-Aug-1995	0706092	06-Oct-1999	Granted
	FR	95113237.2	23-Aug-1995	0706092	06-Oct-1999	Granted
	GB	95113237.2	23-Aug-1995	0706092	06-Oct-1999	Granted

2156-11-31

3/12/2007	Page 1 of 3

Docket No.	Country	Application No.	Filing Date	Patent No.	Issue Date	Status
	DE	95119555.1	12-Dec-1995	69512007T2	08-Sep-1999	Granted
	EP	95119555.1	12-Dec-1995	0717320	08-Sep-1999	Granted
	ES	95119555.1	12-Dec-1995	0717320	08-Sep-1999	Granted
	FR	95119555.1	12-Dec-1995	0717320	08-Sep-1999	Granted
	GB	95119555.1	12-Dec-1995	0717320	08-Sep-1999	Granted

2156-11-36

	DE	951153220	28-Sep-1995	69506982	30-Dec-1998	Granted
	EP	951153220	28-Sep-1995	0706091	30-Dec-1998	Granted
	FR	951153220	28-Sep-1995	0706091	30-Dec-1998	Granted
	GB	951153220	28-Sep-1995	0706091	30-Dec-1998	Granted
	HK	98110658.5	28-Sep-1995	1009987	28-Apr-2000	Granted
	IT	951153220	28-Sep-1995	0706091	30-Dec-1998	Granted

2156-11-37

	DE	921187027	01-Nov-1992	0540050	28-Jul-1997	Granted
	EP	921187027	01-Nov-1992	0540050	23-Jul-1997	Granted
	FR	921187027	01-Nov-1992	0540050	23-Jul-1997	Granted
	GB	921187027	01-Nov-1992	0540050	23-Jul-1997	Granted
	IT	921187027	01-Nov-1992	0540050	23-Jul-1997	Granted
	TW	81108814	04-Nov-1992	14178064	03-Jun-2002	Granted

215641-38

	DE	921187019	01-Nov-1992	0545081	23-Dec-1998	Granted
	EP	921187019	01-Nov-1992	0545081	23-Dec-1998	Granted
	FR	921187019	01-Nov-1992	0545081	23-Dec-1998	Granted
	GB	921187019	01-Nov-1992	0545081	23-Dec-1998	Granted
	IT	921187019	01-Nov-1992	0545081	23-Dec-1998	Granted

2156-H-40

	DE	94309909.3	29-Dec-1994	694240311	19-Apr-2000	Granted
	EP	94309909.3	29-Dec-1994	0665468	19-Apr-2000	Granted
	FR	94309909.3	29-Dec-1994	0665468	19-Apr-2000	Granted
	GB	94309909.3	29-Dec-1994	0665468	19-Apr-2000	Granted
	IT	94309909.3	29-Dec-1994	0685468	19-Apr-2000	Granted

2156-11-64

	TW	77102503	15-Apr-1908	N1048039	10-Jun-2002	Granted

2156-11-65

	EP	90120278.8	23-Oct-1990	0424866	02-Apr-1997	Granted
	GB	90120278.8	23-Oct-1990	0424886	02-Apr-1997	Granted
	IT	90120278.8	23-Oct-1990	0424866	02-Apr-1997	Granted
	TW	79107700	13-Sep-1990	N159162	19-Feb-1993	Granted

3/12/2007	Page 2 of 3

Docket No.	Country	Application No.	Filing Date	Patent No.	Issue Date	Status

2156-H-68

	DE	913032348	11-Apr-1991	P691289433	25-Feb-1998	Granted
	EP	913032348	11-Apr-1991	0452139	25-Feb-1998	Granted
	FR	913032348	11-Apr-1991	0452139	25-Feb-1998	Granted
	GB	913032348	11-Apr-1991	0452139	25-Feb-1998	Granted

2156-H-69

	US	08/669890	13-Aug-1996	5750315	12-May-1998	Granted
	US	09/014138	27-Jan-1998	5962111	05-Oct-1999	Granted*

2156-H-71

	US	08/829321	27-Mar-1997	5813342	29-Sep-1998	Granted

2156-H-72

	US	08/997626	23-Dec-1997	5875717	02-Mar-1999	Granted

2156-H-73

	US	06/831218	02-Apr-1997	5877848	02-Mar-1999	Granted

2156-H-75

	US	06/829322	27-Mar-1997	5989780	23-Nov.1999	Granted

*	USPTO records list owner of record as MacDermid, Inc.

3/12/2007	Page 3 of 3

MacDermid, Incorporated Patents

Docket No./Sub Case		Country	Application No.	Filing Date	Patent No.	Issue _Date	Status

2156-002

		DE	94303678.0	23-May-1994	P694024902	09-Apr-1997	Granted
		EP	84303678.0	23-May-1994	0641870	09-Apr-1987	Granted
		ES	94303678.0	23-May-1994	0641870	09-Apr-1997	Granted
		FR	94303678.0	23-May-1994	0641870	09-Apr-1997	Granted
		GB	94303678.0	23-May-1994	0641870	09-Apr-1997	Granted

2156-00K

		US	08/987682	09-Dec-1997	5922414	13-Jul-1999	Granted

2156-014

	A	DE	96300797.6	06-Feb-1998	69634651.6	27-Apr-2005	Granted
	A	EP	96300797.6	06-Feb-1996	0726337	27-Apr-2005	Granted
	A	ES	96300797.6	06-Feb-1996	0726337	27-Apr-2005	Granted
	A	FR	96300797.6	06-Feb-1996	0726337	27-Apr-2005	Granted
	A	GB	96300797.6	06-Feb-1996	0726337	27-Apr-2005	Granted
	A	JP	18626/1996	05-Feb-1996	3284489	08-Mar-2002	Granted
	C	US	08/805636	26-Feb-1997	5759378	02-Jun-1998	Granted

2156-015

	A	DE	96301956.7	21-Mar-1996	696305550.0	05-Nov-2003	Granted
	A	EP	96301956.7	21-Mar-1996	0735809	05-Nov-2003	Granted
	A	FR	98301956.7	21-Mar-1996	0735809	05-Nov-2003	Granted
	A	GB	96301956.7	21-Mar-1996	0735800	05-Nov-2003	Granted

2156-018

		DE	95305962.3	25-Aug-1995	0707093	28-Oct-1998	Granted
		EP	95305962.3	25-Aug-1995	0707093	28-Oct-1998	Granted
		ES	95305962.3	25-Aug-1995	0707093	28-Oct-1998	Granted
		FR	95305962.3	25-Aug-1995	0707093	28-Oct-1998	Granted
		GB	95305962.3	25-Aug-1995	0707093	28-Oct-1998	Granted
		JP	2250021995	01-Sep-1995	3336535	09-Aug-2002	Granted

2156-024

		US	08/823806	24-Mar-1997	5792278	11-Aug-1998	Granted

3/12/2007	Page 1 of 17

Docket No./Sub Case		Country	Application No.	Filing Date	Patent No.	Issue Date	Status

2156-026

		US	08/717770	23-Sep-1996	6044550	04-Apr-2000	Granted

2156-027

		US	08/719000	24-Sep-1996	5747098	05-May-1998	Granted

2156-028

		US	08/718897	24-Sep-1996	6023842	15-Feb-2000	Granted

2156-030

	A	JP	64204/1997	18-Mar-1997	3220784	17-Aug-2001	Granted
	A	US	08/621098	22-Mar-1998	5733599	31-Mar-1998	Granted
	Al	DE	97301116.6	20-Feb-1997	69728812908	28-Apr-2004	Granted
	Al	EP	97301116.6	20-Feb-1997	0797380	28-Apr-2004	Granted
	Al	ES	97301116.6	20-Feb-1997	079738D	28-Apr-2004	Granted
	Al	FR	97301116.6	20-Feb-1997	0797380	28-Apr-2004	Granted
	Al	GB	97301116.6	20-Feb-1997	0797380	28-Apr-2004	Granted
	Al	IT	97301116.6	20-Feb-1997	0797380	28-Apr-2004	Granted
	A2	EP	03076727.1	20-Feb-1997			Published
	A3	EP	03078107.4	20-Feb-1997			Published
	B	US	08/982980	02-Dec-1997	5935640	10-Aug-1999	Granted

2156-032

		US	06/711052	09-Sep-1996	5814163	29-Sep-1998	Granted

2156-033

		DE	973043227	19-Jun-1997	69701944	10-May-2000	Granted
		EP	97304322.7	19-Jun-1997	0832994	10-May-2000	Granted
		ES	973043227	19-Jun-1997	0832994	10-May-2000	Granted
		FR	973043227	19-Jun-1997	0832994	10-May-2000	Granted
		GB	973043227	19-Jun-1997	0832994	10-May-2000	Granted
		IT	973043227	19-Jun-1997	0832994	10-May-2000	Granted
		JP	175464/1997	01-Jul-1997	3261569	21-Dec-2001	Granted

2156-035

		BE	97307983.3	09-Oct-1997	0837623	18-Aug-2004	Granted
		DE	97307983.3	09-Oct-1997	69730288.1	18-Aug-2004	Granted
		EP	97307983.3	09-Oct-1997	0837623	18-Aug-2004	Granted
		ES	97307983.3	09-Oct-1997	0837623	18-Aug-2004	Granted

3/12/2007	Page 2 of 17

Docket No./Sub Case		Application No.	Filing Date	Patent No.	Issue Date	Status

	FR	97307983.3	09-Oct-1997	0837623	18-Aug-2004	Granted
	GB	97307983.3	09-Oct-1997	0837623	18-Aug-2004	Granted
	IT	97307983.3	09-Oct-1997	0837623	18-Aug-2004	Granted
	JP	283240/1997	16-Oct-1997	3650514	25-Feb-2005	Granted

2156-035 CIP

	CA	2405830	07-Mar-2001			Pending
	CN	01811722.8	07-Mar-2001	01811722.8	06-Jul-2005	Granted
	TW	90107355	28-Mar-2001	1221757	01-Oct-2004	Granted
	US	09/603978	27-Jun-2000	6281090	28-Aug-2001	Granted

2156-038

	JP	342373/1997	12-Dec-1997			Appealed

2156-040

	US	08/846635	30-Apr-1997	5843517	01-Dec-1998	Granted

2156-041

	US	08/790492	29-Jan-1997	5861234	19-Jan-1999	Granted

2156-043

	JP	161632/1998	10-Jun-1998	3471610	12Sep2003	Granted
	US	08/873992	12-Jun-1997	5869130	09-Feb-1999	Granted

2156-045

	DE	98309198.4	10-Nov-1998	69324133	26-May-2004	Granted
	EP	98309198.4	10-Nov-1998	0928263	26-May-2004	Granted
	ES	98309198.4	10-Nov-1998	0926263	284May-2004	Granted
	FR	98309198.4	10-Nov-1998	0926263	26-May-2004	Granted
	GB	98309198.4	10-Nov-1998	0926263	26-May-2004	Granted
	IT	98309198.4	10-Nov-1998	0928263	26-May-2004	Granted
	JP	326317/1998	17-Nov-1998	3605520	08-Oct-2004	Granted
	US	08V972213	17-Nov-1997	8120639	19-Sep-2000	Granted

2156-049

	EP	99303256.4	27-Apr-1999			Published
	JP	1926821999	07-Jul-1999	3348244	13-Sep-2002	Granted
	TW	88107212	04-May-1999	NI146763	10-Apr-2002	Granted
	US	09/143898	31-Aug-1998	6020029	01-Feb-2000	Granted

3/12/2007	Page 3 of 17

Docket No./Sub Case			Application No.	Filing Date	Patent No.	Issue Date	Status

2156-051

	A	DE	99305585.4	14-Jul-1999	69911528008	24-Sep-2003	Granted
	A	EP	99305585.4	14-Jul-1999	0982629	24-Sep-2003	Granted
	A	ES	99305585.4	14-Jul-1999	0982829	24-Sep-2003	Granted
	A	FR	99305585.4	14-Jul-1999	0982629	24-Sep-2003	Granted
	A	GB	99305585A	14-Jul-1999	0982629	24-Sep-2003	Granted
	A	IT	99305585.4	14-Jul-1999	0982629	24-Sep-2003	Granted
	A	JP	225901999	10-Aug-1999	3354117	27-Sep-2002	Granted
	A	US	09/143427	28-Aug-1998	6214522	10-Apr-2001	Granted
	B	US	09/820884	21-Jul-2000	6197459	06-Mar-2001	Granted

2156-052

		JP	306849/1999	28-Oct-1999	3369519	15-Nov-2002	Granted
		US	09/183137	30-Oct-1998	6168836	02-Jan-2001	Granted

2156-054

		DE	003001831	12-Jan-2000	60000698	06-Nov-2002	Granted
		EP	003001831	12-Jan-2000	1020503	06-Nov-2002	Granted
		ES	003001831	12-Jan-2000	1020503	06-Nov-2002	Granted
		FR	003001831	12-Jan-2000	1020503	06-Nov-2002	Granted
		GB	003001831	12-Jan-2000	1020503	06-Nov-2002	Granted
		IT	003001831	12-Jan-2000	1020503	06-Nov-2002	Granted
		JP	373296/1999	28-Dec-1999	3798593	28-Apr-2006	Granted
		TW	88122898	24-Dec-1999	NI198115	08-Jul-2004	Granted
		US	091229019	12-Jan-1999	6146701	14-Nov-2000	Granted

2156-055

		EP	00300181.5	12-Jan-2000			Published
		JP	2000-10089	14-Jan-2000	3354125	27-Sep-2002	Granted

2156-055A

		EP	01959539.6	02-Aug-2001			Published
		TW	90121296	29-Aug-2001	N1202121	15-Sep-2004	Granted

2156-056

		EP	00300182.3	12-Jan-2000			Published
		JP	2000-43546	16-Feb-2000	3369527	15-Nov-2002	Granted
		TW	89101284	26-Jan-2000	1240606	21-Sep-2005	Granted
		US	09/251641	17-Feb-1999	5200451	13-Mar-2001	Granted

3/12/2007	Page 4 of 17

Docket No./Sub Case		Country	Application No.	Filing Date	Patent No.	Issue Date	Status
	A	US	09/698370	26-Oct-2000	6444109	03-Sep-2002	Granted
	B	US	09/821205	29-Mar-2001	6544397	08-Apr-2003	Granted
	C	US	10/341859	14-Jan-2003	8905587	14-Jun-2005	Granted
	0	US	10/456329	06-Jun-2003			Published

2156-058

	A	CN	00124882.0	2t-Sep-2000	00124882.0	24-Aug-2005	Granted
	A	DE	00304292.8	22-May-2000	60030691.7	13-Sep-2006	Granted
	A	EP	00304292.5	22-May-2000	1158843	13-Sep-2006	Granted
	A	ES	00304292.6	22-May-2000	1158843	13-Sep-2006	Granted
	A	FR	00304292.6	22-May-2000	1158843	13-Sep-2006	Granted
	A	GB	00304292.6	22-May-2000	1158843	13-Sep-2006	Granted
	A	IT	00304292.6	22-May-2000	1158843	13-Sep-2006	Granted
	A	JP	2000.155736	26-May-2000	3387893	10-Jan-2003	Granted
	A	TW	89113843	12-Jul-2000	NI188628	12-Feb-2004	Granted
	A	US	09/274641	23-Mar-1999	6162503	19-Dec-2000	Granted

2156-059

		US	09/421204	21-Oct-1999	6206981	27-Mar-2001	Granted

2156-060

		CN	01810652.8	01-May-2001	01810652.8	01-Nov-2006	Granted
		JP	2002-501596	01-May-2001	3884706	24-Nov-2006	Granted
		TW	90112075	21-May-2001	1250048	01-Mar-2006	Granted
		US	09/590046	08-Jun-2000	6383272	07-May-2002	Granted
	1	DE	01932816.0	01-May-2001	60122509008	23-Aug-2006	Granted
	1	EP	01932816.0	01-May-2001	1289878	23-Aug-2006	Granted
	1	ES	01932818.0	01-May-2001	1289678	23-Aug-2006	Granted
	1	FR	01932816.0	01-May-2001	1289676	23-Aug-2006	Granted
	1	GB	01932816.0	01-May-2001	1289878	23-Aug-2006	Granted
	1	IT	01932816.0	01-May-2001	1289878	23-Aug-2006	Granted
	2	EP	06075567.5	01-May-2001			Published
	A	US	10/090048	27-Feb-2002	6503566	07-Jan-2003	Granted

2156-063

		CA	2407281	01-May-2001			Pending
		CN	01811297.8	01-May-2001	ZL018112978	28-Dec-2005	Granted
		DE	01928986.7	01-May-2001	60115899.7	14-Dec-2005	Granted
		EP	01928986.7	01-May-2001	1297086	14-Dec-2005	Granted

3/12/2007	Page 5 of 17

Docket No./Sub Case		Country	Application No.	Filing Date	Patent No.	Issue Date	Status
		ES	01928986.7	01-May-2001	1297086	14-Dec-2005	Granted
		FR	01928986.7	01-May-2001	1297086	14-Dec-2005	Granted
		GB	01928986.7	01-May-2001	1297086	14-Dec-2005	Granted
		IT	0192898E7	01-May-2001	1297086	14-Dec-2005	Granted
		JP	2002-504376	01-May-2001	3908663	26-Jan-2007	Granted
		1W	90112076	21-May-2001	N1173402	04-Jul-2003	Granted
		US	09/598857	21-Jun-2000	6419784	16-Jul-2002	Granted

2156-064

	A	CN	01814523.X	31-Jul-2001			Published
	A	DE	01961812.3	31-Jul-2001	60115253008	23-Nov-2005	Granted
	A	EP	01961812.3	31-Jul-2001	1311644	23-Nov-2005	Granted
	A	ES	01961812.3	31-Jul-2001	1311644	23-Nov-2005	Granted
	A	FR	01961812.3	31-Jul-2001	1311644	23-Nov-2005	Granted
	A	GB	01961812.3	31-Jul-2001	1311644	23-Nov-2005	Granted
	A	IT	01961812.3	31-Jul-2001	1311644	23-Nov-2005	Granted
	A	JP	521607/02	31-Jul-2001			Pending
	A	1W	90119979	15-Aug-2001	N1180346	21-Oct-2003	Granted
	A	US	09/643813	22-Aug-2000	6554948	29-Apr-2003	Granted

2156065

		CN	01818663.6	19-Sep-2001	01816663.6	27-Jul-2005	Granted
		JP	532897/02	19-Sep-2001			Pending
		1W	90121967	05-Sep-2001	N1200096	05-Aug-2004	Granted
		US	09/677904	03-Oct-2000	6375822	23-Apr-2002	Granted

2156-066

	A	US	09/672577	28-Sep-2000	6474536	05-Nov-2002	Granted

2156-067

	A	US	09/687880	13-Oct-2000	6656370	02-Dec-2003	Granted

2156-071A

	A	US	09/949191	07-Sep-2001	6417149	09-Jul-2002	Granted

2156-072

		US	09/710976	09-Nov-2000	6261381	17-Jul-2001	Granted

2156-073

		1W	90109140	17-Apr-2001	N1205594	26-Oct-2004	Granted

3/12/2007	Page 6 of 17

Docket No./Sub Case		Country	Application No.	Filing Date	Patent No.	Issue Date	Status
		US	09/718910	22-Nov-2000	6379750	30-Apr-2002	Granted

2156-076

	A	CN	02818061.5	01-Aug-2002	02818061.5	11-Oct-2006	Granted
	A	EP	02759235.1	01-Aug-2002			Published
	A	JP	532733/03	01-Aug-2002			Published
	A	TW	91118804	20-Aug-2002	1255870	01-Jun-2006	Granted
	A	US	09/965743	28-Sep-2001	6562221	13-May-2003	Granted

2156-077

	A	CA	2434161	15-Jan-2002	2434161	05-Dec-2006	Granted
	A	CN	02804940.3	15-Jan-2002			Published
	A	HK	04109030.9	16-Nov-2004			Published
	A	TW	91102359	08-Feb-2002	NI189365	19-Feb-2004	Granted
	A	US	09/784242	15-Feb-2001	6585904	01-Jul-2003	Granted
	Al	JP	565795/02	15-Jan-2002			Pending
	B	US	10/419651	21-Apr-2003	7034231	25-Apr-2006	Granted
	C	US	11/348941	06-Feb-2006			Published

2156-078

		US	09/788766	20-Feb-2001	6391177	21-May-2002	Granted

2156-079

		CA	2436672	21-Feb-2002			Published
		EP	02719073.5	21-Feb-2002			Published
		JP	671235/02	21-Feb-2002			Published
		TW	91103275	25-Feb-2002	1265965	11-Nov-2006	Granted
		US	09/802087	08-Mar-2001	6461682	08-Oct-2002	Granted

2156-080

	A	US	09/803831	09-Mar-2001	6582582	24-Jun-2003	Granted

2156-082

	A	EP	02787176.3	04-Apr-2002			Published
	A	JP	514043/03	04-Apr-2002			Published
	A	TW	91108863	29-Apr-2002	NI195173	14-May-2004	Granted
	A	US	09/906370	16-Jul-2001	6508958	21-Jan-2003	Granted
	B	US	10/328197	23-Dec-2002	6706214	16-Mar-2004	Granted

2156-083

3/12/2007	Page 7 of 17

Docket No./Sub Case		Country	Application No.	Filing Date	Patent No.	Issue Date	Status
	A	CN	02815773.7	01-May-2002	ZL028157737	05-Apr-2006	Granted
	A	EP	02797725.5	01-May-2002			Published
	A	JP	524741/03	01-May-2002			Published
	A	TW	91110495	20-May-2002	1,0187933	05-Feb-2004	Granted
	A	US	09/945011	31-Aug-2001	6500482	31-Dec-2002	Granted

2156-084

	A	CN	02815757.5	01-May-2002	71028157576	21-Jun-2006	Granted
	A	EP	02723998.7	01-May-2002			Published
	A	JP	523714/03	01-May-2002			Published
	A	TW	91114857	04-Jul-2002	1227750	11-Feb-2005	Granted
	A	US	09/938234	23-Aug-2001	6524403	25-Feb-2003	Granted

2156-085

	A	CN	02815810.5	31-Jul-2002			Published
	A	EP	02756821.1	31-Ju1-2002			Published
	A	JP	524743/03	31-Jul-2002			Published
	A	TW	91117874	08-Aug-2002	1255740	01-Jun-2006	Granted
	A	US	09/946404	05-Sep-2001	6586047	01-Jul-2003	Granted

2156-087

	A	CN	03805744.1	30-Jan-2003			Published
	A	EP	03713321.2	30-Jan-2003			Published
	A	JP	2003-576675	30-Jan-2003			Appealed
	A	US	10/096411	12-Mar-2002	6827834	07-Dec-2004	Granted

2156-089A

		CN	02827992.1	01-Apr-2002			Published
		JP	588129/03	01-Apr-2002			Published
		TW	91107097	09-Apr-2002	N1187038	30-Jan-2004	Granted
		US	10/076897	14-Feb-2002	6692583	17-Feb-2004	Granted

2156-090

	A	CN	03805827.8	07-Feb-2003			Published
	A	JP	2003-576872	07-Feb-2003			Appealed
	A	TW	92102988	13-Feb-2003	1255863	01-Jun-2006	Granted

2156-091

	A	TW	93111983	29-Apr-2004	1241873	11-Oct-2005	Granted

3/12/2007	Page 8 of 17

Docket No./Sub Case		Country	Application No.	Filing Date	Patent No.	Issue Date	Status

2156-092
	A	CN	03806662.9	18-Feb-2003			Published
	A	EP	03713509.2	18-Feb-2003			Published
	A	JP	2003.580104	18-Feb-2003	3683896	03-Jun-2005	Granted
	A	TW	92104260	27-Feb-2003	1256423	11-Jun-2006	Granted
	A	US	10/106522	25-Mar-2002	6783690	31-Aug-2004	Granted

2156-096A

		CN	03824072.6	06-Aug-2003			Published
		EP	03808947.0	06-Aug-2003			Published
		JP	2004-545229	06-Aug-2003			Appealed
		TW	92122857	20-Aug-2003	1232711	11-May-2005	Granted
		US	10/271817	16-Oct-2002	6787445	27-Ju1-2004	Granted

2156-097

	A	CN	2004800077760	17-Feb-2004			Published
	A	EP	04821363.1	17-Feb-2004			Published
	A	JP	517073106	17-Feb-2004			Pending
	A	TW	93102489	04-Feb-2004	1238682	21-Aug-2005	Granted
	A	US	10/372747	24-Feb-2003	6762073	13-Jul-2004	Granted

2156-3322

		DE	923036016	22-Apr-1992	P692157425	11-Dec-1996	Granted
		EP	923036016	22-Apr-1992	0510938	11-Dec-1996	Granted
		FR	923036016	22-Apr-1992	0510938	11-Dec-1998	Granted
		GB	923036016.	22-Apr-1992	0510938	11-Dec-1996	Granted
		IT	923036016	22-Apr-1992	0510938	11-Deo-1996	Granted
		TW	81103020	17-Apr-1992	N160499	31-May-2002	Granted

2156-501-046

		BE	879050300	25-Jun-1987	0276276	21-Aug-1991	Granted
		DE	879050300	25-Jun-1987	0276276	21-Aug-1991	Granted
		EP	879050300	25-Jun-1987	0276276	21-Aug-1991	Granted
		FR	879050300	25-Jun-1987	0276276	21-Aug-1991	Granted
		GB	879050300	25-Jun-1987	0276276	21-Aug-1991	Granted
		IT	879050300	25-Jun-1987	0276276	21-Aug-1991	Granted

2156-501-055

		CA	539627	15-Jun-1987	1286929	30-Ju1-1991	Granted

3/12/2007	Page 9 of 17

Docket No./Sub Case	Country	Application No.	Filing Date	Patent No.	Issue Date	Status
	DE	879047553	22-Jun-1987	P37757490	02-Jan-1992	Granted
	EP	879047553	22-Jun-1987	0276256	02-Jan-1992	Granted
	FR	879047553	22-Jun-1987	0276256	02-Jan-1992	Granted
	GB	879047553	22-Jun-1957	0276256	02-Jan-1992	Granted
	IT	879047553	22-Jun-1987	0276256	02-Jan-1992	Granted

2156-501-063

	DE	879068583	31-Jul-1987	p37771620	04-Mar-1992	Granted
	EP	879068583	31-Jul-1987	284626	04-Mar-19[4]4	Granted
	FR	879068583	31-Jul-1987	284626	04-Mar-1992	Granted
	GB	879068583	31-Jul-1987	284626	04-Mar-1992	Granted
	IT	879068583	31-Jul-1987	284626	04-Mar-1992	Granted

2156-501-064

	CA	590993	14-Feb-1989	1331578	23-Aug-1994	Granted
	DE	893017301	22-Feb-1989	P689206151	18-Jan-1995	Granted
	EP	893017301	22-Feb-1989	0336542	18-Jan-1995	Granted
	FR	893017301	22-Feb-1989	0336542	18-Jan-1995	Granted
	GB	893017301	22-Feb-1989	0336542	18-Jan-1995	Granted
	IT	893017301	22-Feb-1989	0336542	18-Jan-1995	Granted

2156501069

	CA	603264	19-Jun-1989	1320873	03-Aug-1993	Granted
	DE	889084448	16-Jun-1988	P38815117	02-Jun-1993	Granted
	EP	889084448	16-Jun-1986	340257	02-Jun-1993	Granted
	FR	889084448	16-Jun-1988	340257	02-Jun-1993	Granted
	GB	889084448	16-Jun-1988	340257	02-Jun-1993	Granted

2156-501-109

	CA	595105	29-Mar-1989	1308057	29-Sep-1992	Granted
	JP	23482689	12-Sep-1989	1652807	11-Mar-1991	Granted

2156-501-118

	CA	2003997	27-Nov-1989	2003997	05-Jan-1999	Granted
	DE	899128151	20-Nov-1989	P6892230850	14-Jun-1995	Granted
	EP	899128151	20-Nov-1989	417211	14-Jun-1995	Granted
	FR	899128151	20-Nov-1989	417211	14-Jun-1995	Granted
	GB	899128151	20-Nov-1989	417211	14-Jun-1995	Granted
	IT	899128151	20-Nov-1989	417211	14-Jun-1995	Granted

3/12/2007	Page 10 of 17

Docket No./Sub Case	Country	Application No.	Filing Date	Patent No.	Issue Date	Status
		50067490	20-Nov-1989	2015915	19-Feb-1996	Granted
	JP

2156-501-144

	CA	2029090	31-Oct-1990	2029090	14-Apr-1998	Granted
	DE	903131878	05-Dec-1990	P690099789	15-Jun-1994	Granted
	EP	903131878	05-Dec-1990	446522	15-Jun-1994	Granted
	ES	903131878	05-Dec-1990	446522	16-Jun-1994	Granted
	FR	903131878	05-Dec-1990	446522	15-Jun-1994	Granted
	GB	903131878	05-Dec-1990	446622	15-Jun-1994	Granted
	IT	903131878	05-Dec-1990	446522	15-Jun-1994	Granted

2156-501-145

	CA	2028688	26-Oct-1990	2028688	21-Dec-1993	Granted

2156-501-146

	CA	2022400	31-Jul-1990	2022400	05-Oct-1993	Granted
	DE	909112195	26-Jul-1990	476065	19-Jun-1996	Granted
	EP	909112195	26-Jul-1990	476085	19-Jun-1996	Granted
	FR	909112195	26-Jul-1990	476065	19-Jun-1996	Granted
	GB	909112185	26-Jul-1990	476065	19-Jun-1996	Granted

2156-501-148

	CA	2031549	05-Dec-1990	2031549	28-Apr-1998	Granted
	DE	903142461	24-Dec-1990	P690151640	14-Dec-1994	Granted
	EP	903142461	24-Dec-1990	0456915	14-Dec-1994	Granted
	ES	903142481	24-Dec-1990	0455915	14-Dec-1994	Granted
	FR	903142481	24-Dec-1990	0455915	14-Dec-1994	Granted
	GB	903142461	24-Dec-1990	0455915	14-Dec-1994	Granted
	IT	803142481	24-Dec-1990	0465915	14-Dec-1994	Granted
	JP	17782891	18-Apr-1991	1923026	26-Apr-1995	Granted

2156-501-172

	CA	2046202	04-Jul-1991	2046202	10-Jun-1997	Granted
	DE	913064861	17-Jul-1991	P691252336	19-Mar-1997	Granted
	EP	913064861	17-Jul-1991	475567	19-Mar-1997	Granted
	FR	913064861	17-Jul-1991	475567	19-Mar-1997	Granted
	GB	913064861	17-Jul-1991	475567	19-Mar-1997	Granted
	IT	913064861	17-Jul-1991	476667	19-Mar-1997	Granted
	JP	27445391	26-Jul-1991	2026292	26-Feb-1996	Granted

3/12/2007	Page 11 of 17

Docket No./Sub Case		Country	Application No	Filing Date	Patent No.	Issue Date	Status

2156-501-189

		CA	2073478	08-Jul-1992	2073478	15-Sep-1998	Granted
		DE	923068829	28-Jul-1992	P692134153	04-Sep-1996	Granted
		EP	923068829	28-Jul-1992	0546654	04-Sep-1996	Granted
		ES	923068829	28-Jul-1992	0546654	04-Sep-1996	Granted
		FR	923068829	28-Jul-1992	050654	04-Sep-1996	Granted
		GB	923068829	28-Jul-1992	0546654	04-Sep-1996	Granted

2156-501-214

		DE	933014227	25-Feb-1993	P693140704	24-Sep-1997	Granted
		EP	933014227	25-Feb-1993	0559379	24-Sep-1997	Granted
		FR	933014227	25-Feb-1993	0559379	24-Sep-1997	Granted
		GB	933014227	25-Feb-1993	0559379	24-Sep-1997	Granted
		IT	933014227	25-Feb-1993	0559379	24-Sep-1997	Granted

2156-503-017

		DE	92915309.6	16-Mar-1992	0583426	15-May-1996	Granted
		EP	92915309.6	16-Mar-1992	0583426	15-May-1996	Granted
		FR	92915309.6	18-Mar-1992	0583426	15-May-1996	Granted
		GB	92915309.6	16-Mar-1992	0583426	15-May-1996	Granted
		JP	511806/92	13-Mar-1992	3135124	01-Dec-2000	Granted
	C	US	091255491	22-Feb-1999	RE37765	25-Jun-2002	Granted

2156-601

	A	CN	03825352.6	19-Sep-2003			Published
	A	EP	03754784.1	19-Sep-2003			Published
	A	JP	2004-555298	19-Sep-2003			Published
	A	Tw	92129272	22-Oct-2003	230031	21-Mar-2005	Granted
	A	US	10/304514	26-Nov-2002	7186305	06-Mar-2007	Granted

2156-602

	A	CN	2004800098108	15-Mar-2004			Published
	A	EP	04720786.5	15-Mar-2004			Published
	A	JP	201235/06	15-Mar-2004			Published
	A	TW	93106664	12-Mar-2004	1241872	11-Oct-2005	Granted
	A	US	10/412932	14-Apr-2003	6773757	10-Aug-2004	Granted

2156-604

	A	CN	2004800119528	26-Mar-2004			Published

3/12/2007	Page 12 of 17

Docket No./Sub Case			Application No.	Filing Date	Patent No.	Issue Date	Status
	A	EP	04760783.3	26-Mar-2004			Published
	A	JP	532343/08	26-Mar-2004			Published
	A	TW	93111238	22-Apr-2004	1271444	21-Jan-2007	Granted
	A	US	10/431261	07-May-2003	6837923	04-Jan-2005	Granted

2156-608

	A	CN	2005800108180	03-Feb-2005			Published
	A	EP	05712634.4	03-Feb-2005			Published
	A	JP	2007-507307	03-Feb-2005			Published
	A	US	10/820236	06-Apr-2004			Published

2156-612

	A	CN	2005800073815	02-Feb-2006			Published
	A	EP	05706145.9	02-Feb-2005			Published
	A	JP	2007-502807	02-Feb-2005			Published
	A	TW	94106245	02-Mar-2005			Pending
	A	US	10/798522	11-Mar-2004	7128820	31-Oct-2006	Granted

2156-614

	A	BR	PI0506382-5	18-Feb-2005			Published
	A	CN	2005800126776	18-Feb-2005			Published
	A	EP	05713881.0	18-Feb-2005			Published
	A	JP		18-Feb-2005			Published
	A	TW	94108765	22-Mar-2005			Published
	A	US	10/837109	30-Apr-2004			Appealed
	B	US	11/049828	03-Feb-2005			Published
	B	WO	PCTUS0603730	02-Feb-2006			Published

2156-616

	A	CN	2005800203503	15-Mar-2005			Published
	A	EP	05725574.7	15-Mar-2005			Published
	A	JP		15-Mar-2005			Published
	A	US	10/876795	25-Jun-2004			Published

2156-620

	A	CN		27-Jul-2005			Published
	A	EP	05775560.5	27-Jul-2005			Published
	A	JP		27-Jul-2005			Published
	A	TW	94126652	06-Aug-2005			Published

3/17/2007	Page 13 of 17

Docket No./Sub Case		Country	Application No.	Filing Date	Patent No.	Issue Date	Status
	A	US	10/925589	25-Aug-2004	7022464	04-Apr-2006	Granted

2156-621

	A	CN		18-Ju1-2005			Published
	A	EP	05772093.0	18-Jul-2005			Published
	A	JP		18-Jul-2005			Published
	A	TW	94125404	27-Jul-2005			Published
	A	US	10/956912	30-Sep-2004			Published

2156-622

	A	CN		10-Jun-2005			Published
	A	EP	05758554.9	10-Jun-2005			Published
	A	JP		10-Jun-2005			Published
	A	US	10/964212	13-Oct-2004			Published

2156-623

	A	CN		11-Jul-2005			Published
	A	EP	05771376.0	11-Jul-2005			Published
	A	JP		11-Jul-2005			Published
	A	US	10/943113	16-Sep-2004			Published

2156-627

	A	US	11/205516	17-Aug-2005			Published
	A	WO	PCTUS06014513	18-Apr-2006			Pending

2156-628

	A	US	11/209471	23-Aug-2005			Pending
	A	WO	PCTUS0602091	31-May-2006			Pending

2156-629

	A	TW	95146000	08-Dec-2006			Pending
	A	US	11/300254	14-Dec-2005			Pending
	A	WO	PCTUS06036106	15-Sep-2006			Pending

2156-630

	A	US	11/398080	05-Apr-2006			Pending
	A	WO	PCTUS0705105	27-Feb-2007			Pending

2156-631

	A	TW	95134892	21-Sep-2006			Pending

3/12/2007	Page 14 of 17

Docket No./Sub Case		Country	Application No.	Filing Date	Patent No.	Issue Date	Status
	A	US	11/290118	30-Nov-2005	7094523	22-Aug-2006	Granted
	A	WO	PCTUS06033417	28-Aug-2006			Pending

2156-632

	A	US	11/386901	22-Mar-2008			Pending
	A	WO	PCTUS0700015	03-Jan-2007			Pending

2156-633

	A	TW	95146189	11-Dec-2006			Pending
	A	US	11/316010	21-Dec-2005			Pending
	A	WO	PCTUS06036185	15-Sep-2006			Pending

2156-634

	A	US	11/386631	22-Mar-2006			Pending
	A	WO	PC113606049016	21-Dec-2006			Pending

2156-635

	A	US	11/403628	13-Apr-2006	7153408	26-Dec-2006	Granted
	A	WO	PCTUS0700395	05-Jan-2007			Pending

2156-636

	A	US	11/398048	05-Apr-2006			Pending
	A	WO	PCTUS0701716	19-Jan-2007			Pending

2156-637

	A	US	11/479692	30-Jun-2006			Pending

2156-638

	A	US	11/503780	14-Aug-2006			Pending

2156-639

	A	US	11/657833	24-Jan-2007			Pending

2156-700
	A	US	10/333484	11-Jul-2001	7109375	19-Sep-2006	Granted

2156-8476

	A	DE	95911101.4	24-Feb-1995	P69516275.6	12-Apr-2000	Granted
	A	EP	95911101.4	24-Feb-1995	0749594	12-Apr-2000	Granted
	A	ES	95911101.4	24-Feb-1995	0749594	12-Apr-2000	Granted
	A	FR	95911101.4	24-Feb-1995	0749594	12-Apr-2000	Granted

3/12/2007	Page 15 of 17

Docket No./Sub Case		Country	Application No.	Filing Date	Patent No.	Issue Date	Status
	A	GB	95911101.4	24-Feb-1995	0749594	12-Apr-2000	Granted
	A	IT	95911101.4	24-Feb-1995	0749594	12-Apr-2000	Granted
	A	LI	95911101.4	24-Feb-1995	0749594	12-Apr-2000	Granted
	B	US	08835873	08-Apr-1997	5981147	09-Nov-1999	Granted

2156-8756
		US	08/426369	21-Apr-1995	5565302	15-Oct-1996	Granted

2156-8782
		US	08/469308	05-Jun-1995	5512607	30-Apr4 996	Granted

2156-8828
		US	08/531026	20-Sep-1995	6681684	28-Oct-1997	Granted

2156-8846
	B	US	08/870899	06-Jun-1997	5869220	09-Feb-1999	Granted

2156-9137
		DE	969076843	28-Mar-1996	69623007008	14-Aug-2002	Granted
		EP	969076843	28-Mar-1996	0823460	14-Aug-2002	Granted
		FR	969076843	28-Mar-1996	0823460	14-Aug-2002	Granted
		GB	969076843	28-Mar-1998	0823460	14-Aug-2002	Granted
		IT	969076843	28-Mar-1996	0823460	14-Aug-2002	Granted

2156-9138
		DE	969076850	28-Mar-1996	69624691	06-Nov-2002	Granted
		EP	969076850	28-Mar-1996	0818515	06-Nov-2002	Granted
		FR	969076850	28-Mar-1996	0818515	06-Nov-2002	Granted
		GB	969076850	28-Mar-1996	0818515	06-Nov-2002	Granted
		IT	9690781350	28-Mar-1996	0818515	06-Nov-2002	Granted

2156-Knopp-1
		CA	2137823	01-Jun-1993	2137823	10-Oct-2000	Granted
		DE	939132588	01-Jun-1993	0645074	28-Jan-1998	Granted
		EP	939132588	01-Jun-1993	0645074	28-Jan-1998	Granted
		ES	939132588	01-Jun-1993	0645074	28-Jan-1998	Granted
		FR	939132588	01-Jun-1993	0645074	28-Jan-1996	Granted
		GB	939132588	01-Jun-1993	0645074	28-Jan-1998	Granted
		IT	939132588	01-Jun-1993	0645074	28-Jan-1998	Granted
		JP	51687593	01-Jun-1993	3037755	25-Feb-2000	Granted

3112/2007	Page 16 of 17

Docket No./Sub Case	Country	Application No.	Filing Date	Patent No.	Issue Date	Status

21.56-Knopp-2
	CA	2177708	02-Dec-1994	2177708	17-Feb-2004	Granted
	DE	959046004	02-Dec-1994	0732040	11.Feb-1998	Granted
	EP	959046004	02-Dec-1994	0732040	11-Feb-1998	Granted
	ES	959046004	02-Dec-1994	0732040	11-Feb-1998	Granted
	FR	959046004	02-Dec-1994	0732040	11-Feb-1998	Granted
	GB	93248482	03-Dec-1993	2284509	28-Oct-1997	Granted
	IT	959046004	02-Dec-1994	0732040	11-Feb-1998	Granted

2156-York-1
	DE	96934999.2	15-Oct-1998	0857226	19-Dec-2001	Granted
	EP	96934999.2	15-Oct-1996	0857226	19-Dec-2001	Granted
	FR	969349992	15-Oct-1996	0857226	19-Dec-2001	Granted
	GB	96934999.2	16-Oct-1996	0857226	19-Dec-2001	Granted
	IT	96934999.2	15-Oct-1996	0857226	19-Dec-2001	Granted
	JP	515599/1997	15-Oct-1996	3210677	13-Jul-2001	Granted
	US	09/051833	15-Oct-1996	6030516	29-Feb-2000	Granted

2156-York-2
	DE	96935001.6	15-Oct-1996	0859876	05-Jan-2000	Granted
	EP	96935001.6	15-Oct-1996	0859878	05-Jan-2000	Granted
	FR	96935001.6	15-Oct-1996	0859876	05-Jan-2000	Granted
	GB	96935001.6	15-Oct-1996	0859876	05-Jan-2000	Granted
	IT	96935001.6	15-Oct-1996	0859876	05-Jan-2000	Granted
	JP	516601/1997	15-Oct-1996	3210678	13-Jul-2001	Granted
	US	09/051784	15-Oct-1996	6217738	17-Apr-2001	Granted

2156-York-3
	DE	97940255.9	15-Sep-1997	0946793	20-Aug-2003	Granted
	EP	97940255.9	15-Sep-1997	0946793	20-Aug-2003	Granted
	ES	97940255.9	15-Sep-1997	0946793	20-Aug-2003	Granted
	FR	97940255.9	15-Sep-1997	0946793	20-Aug-2003	Granted
	GB	97940255.9	16-Sep-1997	0946793	20-Aug-2003	Granted
	IT	97940255.9	15-Sep-1997	0946793	20-Aug-2003	Granted
	JP	515362/1998	15-Sep-1997	3388759	17-Jan-2003	Granted
	US	09/147972	15-Sep-1997	6409850	25-Jun-2002	Granted
	US	08/562316	05-Feb-1996	6342332	29-Jan-2002	Granted
	US	08/730572	15-Oct-1996	5758412	02-Jun-1998	Granted

3/12/2007	Page 17 of 17

MacDermid Printing Solutions, LLC - Patents

Docket No./Sub Case		Country	Application No.	Filling Date	Patents No.	Issue Date	Status
2156-00M
		JP	27509389	24-Oct-1989	2766344	03-Apr-1996	Granted
		US	07/261501	24-Oct-1988	4903597	27-Feb-1990	Granted

2156-00N
		US	08/352955	09-Dec-1994	5544584	13-Aug-1996	Granted

2156-00O
		US	07/782380	24-Oct-1991	5216954	08-Jun-1993	Granted

2156-00P
	B	CA	2339024	30-Jul-1999	2339024	26-Apr-2005	Granted
	B	DE	99937723.7	30-Jul-1999	69920728	29-Sep-2004	Granted
	B	EP	99937723.7	30-Ju1-1999	1115580	29-Sep-2004	Granted
	B	ES	99937723.7	30-Jul-1999	1115580	29-Sep-2004	Granted
	B	FR	99937723.7	30-Jul-1999	1115580	29-Sep-2004	Granted
	B	GB	99937723.7	30-Jul-1999	1115580	29-Sep-2004	Granted
	B	IT	99937723.7	30-Jul-1999	1115580	29-Sep-2004	Granted
	B	US	09/744824	30-Jul-1999	6742453	01-Jun-2004	Granted

2156-00Q
	2	US	07/480362	03-Jan-1990	5082193	05-Nov-1991	Granted
	3	US	07/474520	01-Feb-1990	5072504	17-Dec-1991	Granted
	4	US	07/474554	01-Feb-1990	5046231	10-Sep-1991	Granted

2156-088
	B	CN	2005800020305	20-Jan-2005			Pending
	B	EP	05711796.2	20-Jan-2005			Published
	B	HK	06113284.2	04-Dec-2006			Pending
	B	JP	551313/06	20-Jan-2005			Published
	B	TW	94102310	26-Jan-2005	1254835	11-May-2005	Granted
	B	US	10/768799	30-Jan-2004	6989220	24-Jan-2008	Granted

2156-301
	A	CN	2004800407385	20-Dec-2004			Published
	A	EP	04814692.2	20-Dec-2004			Published
	A	JP	2006-551080	20-Dec-2004			Published
	A	TW	94100839	12-Jan-2005			Published
	A	US	10/586414	20-Dec-2004			Published

3/12/2007	Page 1 of 4

Docket No./Sub Case		Country	Application No.	Filing Date	Patent No.	Issue Date	Status

2156-302
	A	CN	2004800049493	17-Dec-2004			Published
	A	EP	04814947.0	17-Dec-2004			Published
	A	JP	549300106	17-Dec-2004			Pending
	A	TW	94100415	07-Jan-2005	1268871	21-Dec-2006	Granted
	A	US	10/754297	09-Jan-2004	6966259	22-Nov-2005	Granted

2156-303
	A	CN	2005800167210	08-Mar-2005			Published
	A	EP	05728295.6	08-Mar-2005			Published
	A	JP		08-Mar-2005			Published
	A	US	10/853342	25-May-2004			Published

2156-304
	A	CN	2005800019416	21-Jan-2005			Published
	A	EP	05711803.6	21-Jan-2005			Published
	A	JP	2007-506146	21-Jan-2005			Published
	A	US	10/811763	29-Mar-2004	6998218	14-Feb-2006	Granted
	B	CN		06-Jul-2005			Published
	B	EP	05770067.6	06-Jul-2005			Published
	B	JP		06-Jul-2005			Published
	B	TW	94123474	12-Jul-2005	1267444	01-Dec-2006	Granted
	B	US	10/891351	14-Jul-2004	7041432	09-May-2006	Granted
	C	US	11/344653	01-Feb-2006			Published

2156-305
	A	CN	2005800051801	07-Mar-2005			Published
	A	EP	05724752.0	07-Mar-2005			Published
	A	JP		07-Mar-2005			Published
	A	1W	94108764	22-Mar-2005	1259812	11-Aug-2006	Granted
	A	US	10/837107	30-Apr-2004	7044055	16-May-2006	Granted
	B	US	11/297725	08-Dec-2005	7152529	26-Dec-2006	Granted
	C	US	11/592680	03-Nov-2006			Pending

2156-306
	A	CN	2005800055446	01-Feb-2005			Published
	A	EP	06712360.6	01-Feb-2005			Published
	A	JP	2007-509458	01-Feb-2005			Published
	A	US	10/830560	23-Apr-2004	7055429	06-Jun-2006	Granted

2156-308
	A	CN		16-May-2005			Published

3/12/2007	Page 2 of 4

Docket No./Sub Case		Country	Application No.	Filing Date	Patent No.	Issue Date	Status
	A	EP	05750599.2	16-May-2005			Published
	A	JP		16-May-2005			Published
	A	US	10/894979	20-Jul-2004	7125650	24-Oct-2006	Granted

2156-309
	A	CN		01-Aug-2005			Published
	A	EP	05782469.0	01-Aug-2005			Published
	A	JP		01-Aug-2005			Published
	A	US	10/977049	29-Oct-2004	7179583	20-Feb-2007	Granted

2156-310
	A	US	11/055196	10-Feb-2005			Published
	A	WO	PCTUS0604377	08-Feb-2006			Published

2156-311
	A	CN		11,1W-2005			Published
	A	EP	05770862.0	11-Jul-2005			Published
	A	JP		11-Jul-2005			Published
	A	US	10/946937	22-Sep-2004			Published

2156-312
	A	TW	94137808	28-Oct-2005			Published
	A	US	101987624	12-Nov-2004	7081331	25-Jul-2005	Granted
	A	WO	PCTUS05031258	01-Sep-2005			Published
		US	11/439026	23-May-2008			Published

2156-313
	A	US	101965316	14-Oct-2004			Published

2156-315
	A	TW	94131624	14-Sep-2005			Published
	A	US	101990087	18-Nov-2004			Published
	A	WO	PCTUS0525553	19-Jul-2005			Published

2156-316
	A	US	10/992123	18-Nov-2004	7060417	13-Jun-2006	Granted
	A	WO	PCTUS05021066	15-Jun-2005			Published

2156-318
	A	TW	95121821	19-Jun-2006			Published
	A	US	11/159704	23-Jun-2005			Published
	A	WO	PCTUS06004491	09-Feb-2006			Published

2156-319
	A	TW	95120008	08-Jun-2005			Pending

3/12/2007	Page 3 of 4

Docket No./Sub Case		Country	Application No	Filing Date	Patent No.	Issue Date	Status
	A	US	11/150088	09-Jun-2005			Published
	A	WO	PCTUS06010126	21-Mar-2006			Published

2156-320
	A	TW	95132988	07-Sep-2006			Pending
	A	US	11/249864	13-Oct-2005			Pending
	A	WO	PCTUS06033097	23-Aug-2006			Pending

2156-322
	A	TW	95138931	23-Oct-2006			Pending
	A	US	11/289814	30-Nov-2005			Pending
	A	WO	PCTUS06039652	10-Oct-2006			Pending

2156-324
	A	US	11/333022	17-Jan-2006			Pending
	A	WO	PCTUS06043341	08-Nov 2006			Pending

2156-325
	A	US	11/360064	22-Feb-2006			Pending
	A	WO	PCTUS606048474	19-Dec-2006			Pending

3/12/2007	Page 4 of 4

NAPP Systems, Inc. - Patents

Docket No./Sub Case		Country	Application No.	Filing Date	Patent No.	Issue Date	Status
2156-5004
		EP	949128169	21-Mar-1994	0691001	18-Dec-2002	Granted
		US	08/036984	25-Mar-1993	5350661	27-Sep-1994	Granted

2156-501B
		US	08/621508	25-Mar-1996	5683837	04-Nov-1997	Granted

2156-502A
	B	US	08/900183	25-Jul-1997	5989781	23-Nov-1999	Granted

2156-503A
		AU	8836691	02-Dec-1991	650697	09-Nov-1994	Granted
		DE	913111209	29-Nov-1991	P691262837	28-May-1997	Granted
		EP	913111209	29-Nov-1991	0489553	28-May-1997	Granted
		FR	913111209	29-Nov-1991	0489553	28-May-1997	Granted
		GB	913111209	29-Nov-1991	0489553	28-May-1997	Granted
		IT	913111209	29-Nov-1991	0489553	28-May-1997	Granted
	1	US	07621640	03-Dec-1990	5348644	20-Sep-1994	Granted

2156-504A
		US	08/812103	05-Mar-1997	5976763	02-Nov-1999	Granted

2156-505A
	1	US	08/350100	29-Nov-1994	5638154	10-Jun-1997	Granted

2156-506A
		US	08/943725	02-0ct-1997	6127094	03-Oct-2000	Granted

2156-507A
	A	EP	02723587.8	11-Mar-2002			Published
	A	JP	577650/02	11-Mar-2002	3827308	14-Jul-2006	Granted
	A	US	09/623904	30-Mar-2001	6579684	17-Jun-2003	Granted
	B	US	10/386315	11-Mar-2003	6780568	24-Aug-2004	Granted

2156-511A
		US	09/382214	24-Aug-1999	6262825	17-Jul-2001	Granted

2156-513A
		DE	89905937.1	26-May-1989	68927733	29-Jan-1997	Granted

3/12/2007	Page 1 of 2

Docket No./Sub Case		Country	Application No.	Filing Date	Patent No.	Issue Date	Status
		EP	89906937.1	26-May-1989	0371123	29-Jan-1997	Granted
		FR	89906937.1	26-May-1989	0371123	29-Jan-1997	Granted
		GB	89906937.1	26-May-1989	0371123	29-Jan-1997	Granted
		IT	89906937.1	26-May-1989	0371123	29-Jan-1997	Granted
		JP	1-506483	26-May-1989	2568447	03-Oct-1996	Granted
	2	US	07783267	28-Oct-1991	5223041	29-Jun-1993	Granted

2156-523A
		US	09624104	24-Jul-2000	6551756	22-Apr-2003	Granted

2156-526
	A	CN	2004800165742	07-May-2004			Published
	A	EP	04751662.0	07-May-2004			Published
	A	JP	517109/06	07-May-2004			Published
	A	1W	93113390	13-May-2004			Published
	A	US	10/462977	16-Jun-2003	7005232	28-Feb-2008	Granted
	B	US	11/267435	04-Nov-2005	7083896	01-Aug-2006	Granted

2156-527
	A	CN	2004800344070	27-Oct2004			Published
	A	EP	04820732.8	27-Oct-2004			Published
	A	JP	542577/06	27-Oct-2004			Published

2156-528
	A	CN	2005800092464	19-Jan-2005			Published
	A	EP	05705960.2	19-Jan-2005			Published
	A	JP	2007-504943	19-Jan-2005			Published
	A	US	10/805769	22-Mar-2004			Published

2156-529
	A	CN		08-Sep-2005			Published
	A	EP	05798448.8	08-Sep-2005			Published
	A	JP		08-Sep-2005			Published
	A	TW	94131622	14-Sep-2005			Published
	A	US	10/970881	22-Oct-2004	7156630	02-Jan-2007	Granted
	B	US	11/588951	27-Oct-2006			Published

3/12/2007	Page 2 of 2

Polyfibron Technologies, Inc. Patents

Docket No./Sub Case		Country	Application No.	Filing Date	Patent No.	Issue Date	Status

2156-131A
		DE	97904160.5	06-Feb-1997	69721536.9	02-May-2003	Granted
		EP	97904160.5	06-Feb-1997	0910816	02-May-2003	Granted
		ES	97904160.5	06-Feb-1997	0910816	02-May-2003	Granted
		FR	97904160.5	06-Feb-1997	0910816	02-May-2003	Granted
		GB	97904160.5	06-Feb-1997	0910816	02-May-2003	Granted
		IT	97904160.5	06-Feb-1997	0910816	02-May-2003	Granted
		JP	505177/98	06-Feb-1997			Pending
		US	08/676591	08-Jul-1995	5846691	08-Dec-1998	Granted

2156-131B

		CA	2308757	23-Oct-1998			Pending
		CN	98810483.0	23-Oct-1998	98810483.0	10-Aug-2005	Granted
		DE	98953954.9	23-Oct-1998	69835160.6	05-Jul-2006	Granted
		EP	98953954.9	23-Oct-1998	1025464	05-Jul-2008	Granted
		ES	98953954.9	23-Oct-1998	1025464	05-Jul-2005	Granted
		FR	98953954.9	23-Oct-1998	1025464	05-Jul-2006	Granted
		GB	98953954.9	23-Oct-1998	1025464	05-Jul-2006	Granted
		IT	98953954.9	23-Oct-1998	1025464	05-Jul-2006	Granted
		JP	518307100	23-Oct-1998			Pending
		US	08/957165	24-Oct-1997	6312871	06-Nov-2001	Granted

2156-155A

		AU	4177497	03-Sep-1997	727166	22-Mar-2001	Granted
		CA	2265658	03-Sep-1997	2265658	22-Mar-2005	Granted
		DE	979397585	03-Sep-1997	69717642.8	04-Dec-2002	Granted
		EP	979397585	03-Sep-1997	0923613	04-Dec-2002	Granted
		ES	979397585	03-Sep-1997	0923613	04-Dec-2002	Granted
		FR	979397585	03-Sep-1997	0923613	04-Dec-2002	Granted
		GB	979397585	03-Sep-1997	0923613	04-Dec-2002	Granted
		IT	979397585	03.Sep-1997	0923613	04-Dec-2002	Granted
		JP	512829198	03-Sep-1997	3775688	03-Mar-2006	Granted
	1	US	08/708805	09-Sep-1996	6066436	23-May-2000	Granted

2156-156A

3/12/2007	Page 1 of 3

Docket No./Sub Case		Country	Application No.	Filing Date	Patent No.	Issue Date	Status

		US	08/820227	18-Mar-1997	5859134	12-Jan-1999	Granted

2156-157A

		AU	7976498	17-Jun-1998	733407	23-Aug-2001	Granted
		CA	2294517	17-Jun-1998	2294517	07-Feb-2006	Granted
		DE	98930357.3	17-Jun-1998	69819156	22-Oct-2003	Granted
		EP	98930357.3	17-Jun-1998	0996546	22-Oct-2003	Granted.
		ES	98930357.3	17-Jun-1998	0996546	22-Oct-2003	Granted
		FR	98930357.3	17-Jun-1998	0996546	22-Oct-2003	Granted
		GB	98930357.3	17-Jun-1998	0996546	22-Oct-2003	Granted
		IT	98930357.3	17-Jun-1998	0996546	22-Oct-2003	Granted
		JP	507195/99	17-Jun-1998			Pending
		US	08/886224	01-Jul-1997	5974974	02-Nov-1999	Granted

2156-158A

		DE	989348549	21-Jul-1998	69811369.1	12-Feb-2003	Granted
		EP	98934854.9	21-Jul-1998	1000386	12-Feb-2003	Granted
		FR	989346549	21-Jul-1998	1000386	12-Feb-2003	Granted
		GB	989348549	21-Jul-1998	1000386	12-Feb-2003	Granted
		IT	989346549	21-Jul-1998	1000386	12-Feb-2003	Granted
		JP	50553/00	21-Jul-1998			Pending
		US	08/902837	30-Jul-1997	5919604	06-Jul-1999	Granted

2156-160A

		DE	99942547.3	27-Aug-1999	69925983.5	29-Jun-2005	Granted
		EP	99942547.3	27-Aug-1999	1032866	29-Jun-2005	Granted
		ES	99942547.3	27-Aug-1999	1032866	29-Jun-2005	Granted
		FR	99942547.3	27-Aug-1999	1032866	29-Jun-2005	Granted
		GB	99942547.3	27-Aug-1999	1032866	29-Jun-2005	Granted
		IT	99942547.3	27-Aug-1999	1032888	29-Jun-2005	Granted
		JP	590020/00	27-Aug-1999			Pending

2156-168A

		US	08/902644	30-Jul-1997	5902714	11-May-1999	Granted

2156-188A

	I-i	US	08/916101	21-Aug-1997	6925500	20-Jul-1999	Granted
	J	US	09/898152	03-Jul-2001	6916596	12-Jul-2005	Granted
	K	US	09/921589	03-Aug-2901	6758181	29-Jun-2004	Granted

3/12/2007	Page 2 of 3

Docket No./Sub Case		Country	Application No.	Filing Date	Patent No.	Issue Date	Status

	M	US	10/153946	23-May-2002	6605410	12-Aug-2003	Granted

2156-250A

	B	US	08/669267	24-May-1996	5735983	07-Apr-1998	Granted

2156-251A

		US	08/989213	11-Dec-1997	6007967	28-Dec-1999	Granted

3/12/2007	Page 3 of 3

PT SUB, Inc. - Patents

Docket No./Sub Case		Country	Apetation Na	Filing Date	Patent No,	Issue Date	Status

2156-123A

		BE	912501103	24-Apr-1991	0456336	18-Jun-1997	Granted
		CA	20410230	23-Apr-1991	2041023	12-Mar-2002	Granted
		DE	912501103	24-Apr-1991	0456336	18-Jun-1997	Granted
		EP	912501103	24-Apr-1991	0456336	18-Jun-1997	Granted
		ES	912501103	24-Apr-1991	0458336	18-Jun-1997	Granted
		FR	912501103	24-Apr-1991	0458338	18-Jun-1997	Granted
		GB	912501103	24-Apr-1991	0456336	18-Jun-1997	Granted
		IT	912501103	24-Apr-1991	0456336	18-Jun-1997	Granted
		MX	26518	25-Apr-1991	170892	21-Sep-1993	Granted
		TW	80103207	24-Apr-1991	NI-64090	14-May-1992	Granted
	D	US	08/197107	16-Feb-1994	5370968	08-Dec-1994	Granted

2156-125B

		DE	943014787	02-Mar-1994	0613791	02-Sep-1998	Granted
		EP	943014787	02-Mar-1994	0613791	02-Sep-1998	Granted
		FR	943014787	02-Mar-1994	0813791	02-Sep-1998	Granted
		GB	943014787	02-Mar-1994	0613791	02-Sep-1998	Granted
		IT	943014787	02-Mar-1994	0613791	02-Sep-1998	Granted
		JP	5671394	02-Mar-1994	3378500	06-Dec-2002	Granted
		US	08/025482	03-Mar-1993	6352507	04-Oct-1994	Granted

2156-170.A

		EP	92306409.1	14-Jul-1992	0523945	24-Sep-1997	Granted
		FR	92306409.1	14-Jul-1992	0523945	24-Sep-1997	Granted
		JP	20946392	15-Jul-1992	3157295	09-Feb-2001	Granted
		US	07/729976	15-Jul-1991	5223375	29-Jun-1993	Granted
	C	US	07/941508	08-Sep-1992	5550005	27-Aug-1995	Granted
	D	US	08/024565	01-Mar-1993	5344743	08-Sep-1994	Granted

2156-171A

		US	07/760430	16-Sep-1991	5482835	31-Oct-1995	Granted

2156-172A

		EP	923115885	18-Dec-1992	0602292	09-Jul-1997	Granted
		FR	923115885	18-Dec-1992	0602292	09-Jul-1997	Granted
		GB	923115885	18-Dec-1992	0602292	09-Jul-1997	Granted
		IT	923115885	18-Dec-1992	0602292	09-Jul-1997	Granted
		US	07/662699	01-Mar-1991	5290663	01-Mar-1994	Granted

3/12/2007	Page 1 of 4

Docket No./Sub Case		Country	Application No	Filing Date	Patent No.	Issue Date	Status

2156-180A

		JP	2903492	21-Jan-1992	3199812	15-Jun-2001	Granted
		US	07/645848	25-Jan-1991	5143819	01-Sep-1992	Granted

2156-181A

		EP	91303732.1	25-Apr-1991	0456380	10-Jul-1996	Granted
		FR	91303732.1	25-Apr-1991	0458380	10-Jul-1996	Granted
		GB	91303732.1	25-Apr-1991	0456380	10-Jul-1996	Granted
		JP	11903791	25-Apr-1991	3068237	19 May-2000	Granted
	B	US	071671937	22-Mar-1991	5407784	18-Apr-1995	Granted

2156-183A

	1	JP	243546/93	06-Sep-1993	3427849	16-May-2003	Granted

2156-184A

		EP	94250113.1	29-Apr-1994	0624825	16-Jun-1999	Granted
		FR	94250113.1	29-Apr-1994	0624825	16-Jun-1999	Granted
		GB	94250113.1	29-Apr-1994	0624825	16-Jun-1999	Granted
		IT	94250113.1	29-Apr-1994	0624825	16-Jun-1999	Granted
		JP	119587/94	09-May-1994	3446062	04-Jul-2003	Granted
		US	08/059928	10-May-1993	5362605	08-Nov-1994	Granted
	B	US	08/242818	16-May-1994	5698371	16-Dec-1997	Granted

2156485A

		DE	933060709	30-Jul-1993	0584970	22-Sep-1999	Granted
		EP	933060709	30-Jul-1993	0584970	22-Sep-1999	Granted
	A	US	07/924264	28-Aug-1992	5328805	12-Jul-1994	Granted
	B	US	08/003167	12-Jan-1993	5364741	15-Nov-1994	Granted
	C	US	08/246197	19-May-1994	5554712	10-Sep-1996	Granted

2156-187A

		US	08/028715	09-Mar-1993	5268257	07-Dec-1993	Granted

2156-188A

		AU	5945294	12-Apr-1994	665147	02-Apr-1996	Granted
		CA	2121865	21-Apr-1994	2121865	15-Aug-2006	Granted
		DE	P4339010.2	10-Nov-1993	P4339010.2	18-May-2000	Granted
		EP	94250153.7	14-Jun-1994	0634695	13-Sep-1999	Granted
		ES	94250153.7	14-Jun-1994	0634695	08-Sep-1999	Granted
		FR	94250153.7	14-Jun-1994	0634695	08-Sep-1999	Granted
		GB	94250153.7	14-Jun-1994	0634695	08-Sep-1999	Granted
		IT	94250153.7	14-Jun-1994	0634695	08-Sep-1999	Granted
		JP	162899/94	22-Jun-1994	3463953	22-Aug-2003	Granted

3/12/2007	Page 2 of 4

Docket No./Sub Case		Country	Application No.	Filing Date	Patent No.	Issue Date	Status

2156-191A

		EP	949055834	03-Jan-1904	0678107	11-Jun-1997	Granted
		GB	949055834	03-Jan-1994	0678107	11-Jun-1997	Granted
		US	08/001363	07-Jan-1993	5362806	08-Nov-1994	Granted

2156-196A

		US	07/592762	04-Oct-1990	5066537	19-Nov-1991	Granted

2156-200A

	A	US	07/948338	21-Sep-1992	5233733	10-Aug-1993	Granted

2156-205A

		CA	2122755	03-May-1994	2122755	16-Aug-2005	Granted
		CN	94106629.0	03-May-1994	21941066290	26-Dec-2001	Granted
		DE	943032151	04-May-1994	0631884	15-Jul-1998	Granted
		EP	943032151	04-May-1994	0631884	15-Jul-1998	Granted
		FR	943032151	04-May-1994	0631884	15-Jul-1998	Granted
		GB	943032151	04-May-1994	0631884	15-Jul-1998	Granted
		IT	943032151	04-May-1994	0631884	15-Jul-1998	Granted
		JP	11345094	02-May-1994	3391887	24-Jan-2003	Granted
		US	08/058067	04-May-1993	5347927	20-Sep-1994	Granted

2156-214A

		US	07/299704	23-Jan-1989	4981750	01-Jan-1991	Granted

2156-226A

		GB	9009094.5	23-Apr-1990	2243459	27-Oct-1993	Granted

2156-233A

		GB	9008493.0	17-Apr-1990	2243226	30-Mar-1994	Granted

2156-236A

		US	07/203782	07-Jun-1988	4927723	22-May-1990	Granted

2156-238A

		JP	24355089	21-Sep-1989	2847798	06-Nov-1998	Granted
	1	US	07/248460	23-Sep-1988	4812357	14-Mar-1989	Granted

2156-243A

		CA	475404	28-Feb-1965	1267475	03-Apr-1990	Granted

2156-250A

	A	DE	943062000	23-Aug-1994	69432113.3	12-Feb-2003	Granted
	A	EP	94306200.0	23-Aug-1994	0640878	12-Feb-2003	Opposed
	A	FR	943062000	23-Aug-1994	0640878	12-Feb-2003	Granted

3/32/2007	Page 3 of 4

Docket No./Sub Case		Country	Application No.	Filing Date	Patent No.	Issue Date	Status

	A	GB	943062000	23-Aug-1994	0640878	12-Feb-2003	Granted

21562544

		US	071535819	11-Jun-1990	5147761	15-Sep-1992	Granted

21562714

		CA	510782	04-Jun-1986	1268985	15-May-1990	Granted

21562794

		US	07/092828	03-Sep-1987	4847182	11-Jul-1989	Granted

3/12/2007	Page 4 of 4

Annex lA to Schedule 3.08(a)

Trademark

Monday March 12, 2007	Trademark List by Owner

Owner: MacDermid Acumen, Inc.

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
ACCUTRACE	2156-T115B/ United States of America	Registered 1	73/377438 30-Jul-1982	1250784 13-Sep-1983

ANODEX (stylized) & circle design	2156-T142/ United States of America	Registered 3	71/548972 06-Feb-1948	0512523 19-Jul-1949

AQUA MER	2156-T116/ Japan	Registered 1	560045483 07-May-1985	2633506 31-Mar-1994

AQUA MER	2156-T116/ United States of America	Registered 1	73/357378 29-Mar-1982	1258992 29-Nov-1983

AQUA MER (& design)	2156-T106/ Taiwan	Registered 1		593165 16-Apr-1993

BIG COLOR	2156-T505A/ Australia	Registered 42	635596 22-Jul-1994	635596 22-Jul-1994

BIG COLOR	2156-T505/ France	Registered 9, 35, 40, & 42	94534323 30-Aug-1994	94534323 30-Aug-1994

BIG COLOR	2156-T505/ Germany	Registered	L38747/9 Wz 15-Jul-1994	2911484 21-Aug-1995

BIG COLOR	2156-T505/ Italy	Registered 9 & 42	M194C007023 19-Jul-1994	697813 23-Dec-1996

BIG COLOR	2156-T505/ Taiwan	Registered 9	771510 16-Aug-1997	771510 16-Aug-1997

BIG COLOR	2156-T505A/ United States of America	Registered 9 & 42	74/391850 18-May-1993	1919299 19-Sep-1995

BLACKHOLE	2156-T109/ United States of America	Registered 1	73/768508 29-Sep-1988	1624287 27-Nov-1990

BUFF-OFF	2156-T110/ United States of America	Registered 3	73/767944 07-Dec-1988	1574201 02-Jan-1990

CADVERT	2156-T117/ United States of America	Registered 1	73/150053 28-Nov-1977	1098457 08-Aug-1978

CHEMIDIZE	2156-T035/ Canada	Registered	1148574 31-Jul-2002	TMA599162 13-Jan-2004

CHEMID1ZE	2156-T035/ European Community	Registered 1	2816163 29-Jul-2002	2816163 07-Jan-2004

Monday, March 12, 2007	Trademark List by Owner	Page 2

Owner: MacDermid Colorspan, Inc.

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration NUM ber/Date
CHEMIDIZE	2156-T035/	Registered	2002-71069	4664125
	Japan	1	22-Aug-2002	18-Apr-2003

CHEMIDIZE	2156-T035/	Registered	76/382590	2671999
	United States of America	1	15-Mar-2002	07-Jan-2003

CHROMKLAD	2156-T039/	Pending	4839904
	China (Peoples Republic)	I	16-Aug-2005

CHROMKLAD	2156-T039/	Registered	4591327	4591327
	European Community	1	08-Aug-2005	22-Aug-2006

CHROMKLAD	2156-T039/	Registered	72661/2005	4933414
	Japan	1	04-Aug-2005	03-Mar-2006

CHROMKLAD	2156-T039/	Registered	78/597876	3073369
	United States of America	1	30-Mar-2005	28-Mar-2006

CLEPO	2156-T159/	Registered	75/446682	2284789
	United States of America	I & 3	09-Mar-1998	12-Oct-1999

COLORMARK	2156-T527/	Registered	635603	635603
	Australia	9	22-Jul-1994	22-Jul-1994

COLORMARK	2156-T527/	Registered	830504	558618
	Benelux	9	13-Ju1-1994	13-Jul-1994

COLORMARK	2156-T527/	Registered	L387449Wz	2905383
	Germany	9	15-Jul-1994	02-May-1995

COLORMARK	2156-T527/	Registered	M194C007013	702470
	Italy	9	19-Jul-1994	22-Jan-1997

COLORMARK	2156-T527B/	Registered	75/224955	2474701
	United States of America	16	30-Dec-1996	07-Aug-2001

COLORMARK	2156-T527A/	Registered	74/464282	1974001
	United States of America	9	30-Nov-1993	14-May-1996

COLORSPAN	2156-T518B/	Registered	75/496074	2294198
	United States of America	2 & 16	04-Jun-1998	23-Nov-1999

COLORSPAN	2156-T518A/	Registered	75/340481	2212563
	United States of America	9	25-Jul-1997	22-Dec-1998

ColorSpan by MacDermid & Design	2I56-T553/ United States of America	Registered 9	76/179567 13-Dec-2000	2558447 09-Apr-2002

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
ColorSpan by MacDermid & Design	2156-T5521	Registered	76/179569	2558448
	United States of America	2 & 16	13-Dec-2000	09-Apr-2002

DISPLAYMAKER	2156-T500/	Registered	635602	635602
	Australia	9	22-Jul-1994	22-Jul-1994

DISPLAYMAKER	2156-T500/	Registered	803299	539031
	Benelux	9 & 16	15-Sep-1993	15-Sep-1994

DISPLAYMAKER	2156-T500/	Registered	93486512	93486512
	France	9 & 16	06-Oct-1993	06-Oct-1993

DISPLAYMAKER	2156-T500/	Registered	L375829Wz	2091812
	Germany		18-Sep-1993	13-Feb-1995

DISPLAYMAKER	2156-T500/	Registered	M194C007014	706147
	Italy	9	19-Jul-1994	19-Mar-1997

DISPLAYMAKER	2156-T500/B	Pending	2006-064840
	Japan	9	12-Jul-2006

DISPLAYMAKER	2156-T500/B	Registered	40-2005-56528	681912
	Korea, Republic of	9	02-Dec-2005	16-0m-2006

DISPLAYMAKER	2156-T500/2	Registered	82051411	638864
	Taiwan	72	18-Oct-1993	01-Apr-1994

DISPLAYMAKER	2156-T500/1	Registered	74/376507	1973196
	United States of America	9	06-Apr-1993	07-May-1996

DYCLENE (stylized)	2156-T141/	Registered	71/548973	0508586
	United States of America	1	06-Feb-1948	12-Apr-1949

ENDURA-CHROME	2156-T525/	Registered	75/669856	2324357
	United States of America	2	29-Mar-1999	29-Feb-2000

ENVIRALLOY	2156-T401C/	Published	823548635
	Brazil	40	08-Feb-2001

ENVIRALLOY	2156-T401N	Published	82348619
	Brazil	1	08-Feb-2001

ENVIRALLOY	2156-T401B/	Published	823548627
	Brazil	6	08-Feb-2001

ENVIRALLOY	2156-T401A/	Registered	1086078	TMA571604
	Canada		14-Dec-2000	03-Dec-2002

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
ENVIRALLOY	2156-T401.A/	Registered	2001015225	1746457
	China (Peoples Republic)	1	01-Feb-2001	14-Apr-2002

ENVIRALLOY	2156-T401C/	Registered	2001015226	1908929
	China (Peoples Republic)	6	01-Feb-2001	28-Aug-2002

ENVIRALLOY	2156-T401B/	Registered	2001015227	1947515
	China (Peoples Republic)	40	01-Feb-2001	14-Sep-2002

ENVIRALLOY	2156-1401/	Registered	1999499	1999499
	European Community	1, 6, & 40	13-Dec-2000	21-May-2003

ENVIRALLOY	2156-T401A/	Registered	2000136722	4582684
	Japan		20-Dec-2000	05-Jul-2002

ENVIRALLOY	2156-T401A/	Registered	2000-6005	6521
	Korea, Republic of	1, 6, 40	19-11-2000	01-Nov-2002

ENVIRALLOY	2156-T401C/	Registered	509569	750807
	Mexico	1	01-Oct-2001	17-Jun-2002

ENVIRALLOY	2156-T401B/	Registered	509568	750806
	Mexico	40	01-Oct-2001	17-Jun-2002

ENVIRALLOY	2156-T401C/	Registered	89073088	983399
	Taiwan	1	19-Dec-2000	16-Feb-2002

ENVIRALLOY	2156-T401B/	Registered	89073089	997954
	Taiwan	6	19-Dec-2000	16-May-2002

ENVIRALLOY	2156-T401 A/	Registered	89073090	164958
	Taiwan	40	19-Dec-2000	16-Jun-2002

ENVIRALLOY	2156-1401A/	Registered	76/236422	2897607
	United States of America	1	04-Apr-2001	26-Oct-2004

IRIDITE	2156-T145/	Registered	324144	1711010
	France	1 and 6	10-Dec-1991	10-Dec-1991

IRIDITE	2156-T145/	Registered	71/463002	0405074
	United States of America	1	25-Aug-1943	04-Jan-1944

IRILAC	2156-T136/	Registered	72/045238	0679455
	United States of America	2	04-Feb-1958	02-Jun-1959

ISOBRITE	2156-1137/	Registered	72/028207	0664241
	United States of America	1	15-Apr-1957	15-Jul-1958

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
ISOPREP	21561122/	Registered	72/271579	0851606
	United States of America	1	16-May-1967	25-Jun-1968

KELITE	2156-T161/	Registered		121540$
	France	2, 3, 7, 8, 11, and 19	14-Oct-1992	14-Oct-1992

KENLEVEL	2156-T119/	Registered	72/437635	0968993
	United States of America	1	06-Oct-1972	25-Sep-1973

KENVERT	2156-T130C/	Registered	72/014731	0643837
	United States of America	2	28-Aug-1956	09-Apr-1957

KENVERT	2156-T130B/	Registered	72/156566	0771262
	United States of America	1	05-Nov-1962	09-Jun-1964

KILBORN	2156-T537/	Registered	75/670493	2564737
	United States of America	16	30-Mar-1999	23-Apr-2002

LASERMASTER	2156-T508/	Registered	L345629Wz	2072734
	Germany		03-Apr-1991	26-Jul-1994

MACDERMID	2156-T127/	Pending	4072694
	China (Peoples Republic)	1	19-May-2004

MACDERMID	2156-T127/	Registered	93017344	1128528
	Taiwan	001	19-Apr-2004	01-Dec-2004

MACDERMID	2156-T700/	Pending	78/852602
	United States of America	1 & 17	03-Apr-2006

MACDERMID	2156-T127A/A	Registered	72/213688	0805857
	United States of America	1	09-Mar-1965	22-Mar-1966

MACDERMID (stylized)	2156-T111/	Registered	73/708048	1543136
	United States of America	1	28-Jan-1988	13-Jun-1989

MACDERMID (stylized) w/ribbon	2156-T112/	Registered	73/708045	1502741
design	United States of America	1	28-Jan-1988	06-Sep-1988

MACDERMID … RIGHT TO	2156-T134A/	Registered	72/105527	0718012
THE FINISH (stylized) w/can	United States of America	3	30-Sep-1960	04-Ju1-1961

MACDERMID … RIGHT TO	2156-T1341B/	Registered	72/093080	0715258
THE FINISH (stylized) Wean	United States of America	1	17-Mar-1960	16-May-1961

MACRO (stylized)	2156-T135/	Registered	72/057821	0678718
	United States of America	1	25-Aug-1958	19-May-1959

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
MACUPLEX	2156-1146/	Registered	78/513907	3045613
	United States of America	1	09-Nov-2004	17-Jan-2006

MERIGRAPH	2156-T118A/	Registered	72/440885	0967945
	United States of America	1	10-Nov-1972	11-Sep-1973

MERIGRAPH	2156-T118B/	Registered	72/440884	0968408
	United States of America	17	10-Nov-1972	18-Sep-1973

METALEX (stylized) & circle design	2156-1140/ United States of America	Registered I	71/548975 06-Feb-1948	0510390 31-May-1949

METEX	2156-T101B/	Registered	75/113122	2055262
	United States of America	3	03-Jun-1996	22-Apr-1997

METEX	2156-T101A/	Registered	75/297044	2167515
	United States of America	1	23-May-1997	23-Jun-1998

METEX (stylized) w/circle design	2156-T139A/ United States of America	Registered 1	71/548974 06-Feb-1948	0514142 23-Aug-1949

METEX AQUALAC (stylized)	2156-T132/ United States of America	Registered 2	72/171464 20-Jun-1963	0769412 12-May-l964

METEX CI BRIGHT	2156-1166/	Registered	76/234353	2561644
	United States of America	3	02-Apr-2001	16-Apr-2002

MICROTRACE	2156-1107/	Registered	77084	549159
	Benelux	1	29-Mar-1994	29-Mar-1994

MICROTRACE	2156-T107/	Registered	74/433852	1841595
	United States of America	1	09-Sep-1993	28-Jun-1994

MILLENNIUM	2156-T158/	Registered	75/828858	2636054
	United States of America	7	21-Oct-1999	15-Oct-2002

NIKLAD	2156-T163/	Registered	1035246	1035246
	United Kingdom	1	12-Sep-1974	12-Sep-1974

PERMA-CHROME	2156-T521/	Registered	75/670003	2338251
	United States of America	2	29-Mar-1999	04-Apr-2000

PROSPHOTEX	2156-1128/	Registered	72/197593	0797432
	United States of America	2	10-Jul-1964	12-Oct-1965

PRESSMATE	2156-1515/	Registered	74/556223	2003483
	United States of America	9	02-Aug-1994	24-Sep-1996

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
PRISM	2156-T303/ European Community	Registered 1, 7,16 & 24	2670487 11-Apr-2002	2670487 23-Sep-2003

PRISM	2156-1303/ United States of America	Registered 1	76/325062 12-Oct-2001	2671620 07-Jan-2003

PROQUEL	2156-T121/ United States of America	Registered 1	72/373243 13-Oct-1970	0938393 25-Jul-1972

ROCHELEX (stylized)	2156-T143/ United States of America	Registered 1	71/515887 06-Feb-1948	0506822 22-Feb-1949

SN	2156-T123/ United States of America	Registered 1	72/236871 20-Jan-1966	0826314 28-Mar-1967

SNAC	2156-T124/ United States of America	Registered 1	72/236219 12-Jan-1966	0826310 28-Mar-1967

SNAP	2156-T125/ United States of America	Registered 1	72/236218 12-Jan-1966	0826309 28-Mar-1967

TORQUE N TENSION	2156-T036/ European Community	Registered 1	3393659 03-Oct-2003	3393659 21-Mar-2005

TORQUE N TENSION	2156-T036/ Japan	Registered 1	88238/2003 08-Oct-2003	4778617 11-Jun-2004

TORQUE N TENSION	2156-T036/ United States of America	Registered 1	76/522452 13-Jun-2003	2926187 15-Feb-2005

TRIBLACK	2156-1040/ China (Peoples Republic)	Pending 1	4977185 02-Nov-2005

TRIBLACK	2156-T040/ European Community	Registered 1	4741831 10-Nov-2005	4741831 30-Oct-2006

TRIBLACK	2156T040/ Japan	Registered	99803/2005 25-Oct-2005	4924974 27-Jan-2006

TRIBLACK	2156-T040/ Taiwan	Registered 1 & 2	94051284 25-Oct-2005	1220126 16-Jul-2006

TRIBLACK	2156-T040/ United States of America	Registered 1	78/634137 20-May-2005	3106449 20-Jun-2006

TURBORES	2156-T501/ China (Peoples Republic)	Registered	91033548 18-Jul-1991	603052 20-Jul-1992

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
TURBORES	2156-T501/	Registered	1.345639Wz	2049155
	Germany		13-Apr-1991	10-Nov-1993

VCP	2156-T034/	Registered	002672277	2672277
	European Community	9	17-Apr-2002	10-Sep-2003

VCP	2156-T034/	Registered	76/376331	2680542
	United States of America	9	27-Feb-2002	28-Jan-2003

WINPRINT	2156-T526/	Registered	L365049Wz	2046679
	Germany	9	27-Nov-1992	08-Oct-1993

YES WE CAN	2156-1038/B	Pending	4547541
	China (Peoples Republic)	42	18-Mar-2005

YES WE CAN	2156-1038/A	Pending	4547543
	China (Peoples Republic)	1	18-Mar-2005

YES WE CAN	2156-T038/	Registered	4330321	4330321
	European Community	1 & 42	04-Mar-2005	18-Apr-2006

YES WE CAN	2156.10381	Registered	2005-21794	4926710
	Japan	1 & 42	14-Mar-2005	03-Feb-2006

YES WE CAN	2156-1038/	Registered	94009083	1222130
	Taiwan	1 & 42	02-Mar-2005	01-Aug-2006

YES WE CAN	2156-1038/	Registered	78/490054	3130930
	United States of America	1 & 42	27-Sep-2004	15-Aug-2006

LMO	United States of America	New application; not assigned to an examiner	77/139,068 23-Mar-2007	N/A

Monday, March 12, 2007	Trademark List by Owner	Page 1

Owner: MacDermid Colorspan, Inc.

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
DISPLAYMAKER MACH 12 (& design)	2156-T536/ United States of America	Registered 9	76/228537 23-Mar-2001	2584962 25-Jun-2002

TEXTACHROME	2156-T539/ United States of America	Registered 2	76/175331 04-Dec-2000	2581442 18-Jun-2002

Monday, March 12, 2007

Owner: MacDermid Graphic Arts, Inc.

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
DIGITAL EPIC	2156-T300/ European Community	Registered 1 & 7	1657170 15-May-2000	1657170 17-Sep-2001

DIGITAL EPIC	2156-T300/ United States of America	Registered 7 & 17	76/050183 16-May-2000	2825490 23-Mar-2004

ENDURA	2156-T314/ United States of America	Registered 16	74/236025 08-Jan-1992	1736499 01-Dec-1992

EPIC	2156-T336/ Canada	Registered	661147 28-Jun-1990	406044 11-Dec-1992

EPIC	2156-T370/ European Community	Registered 7 and 17	2611101 05-Mar-2002	2611101 27-Jun-2003

EPIC	2156-T370/ United States of America	Registered 1 and 7	76/311569 12-Sep-2001	2639114 22-Oct-2002

FLEXCOR	2156-T337/ France	Registered 1, 7, & 9	96617996 27-Mar-1996	96617996 11-Oct-1996

FLEXCOR	2156-T337/ United States of America	Registered 1 & 7	75/031345 11-Dec-1995	2141317 03-Mar-1998

FLEX-LIGHT	2156-T306A/ Brazil	Registered	006329632 19-May-1975	006329632 25-May-1976

FLEX-LIGHT	2156-T306B/ Brazil	Registered 7	007068735 17-Sep-1976	007068735 25-Feb-1980

FLEX-LIGHT	2156-T306/ Canada	Registered	380337 07-Nov-1974	213799 14-May-1976

FLEX-LIGHT	2156-T306/ Switzerland	Registered		399059 07-May-1992

FLEX-LIGHT	2156-T306A/ United States of America	Registered 1	72/460376 15-Jun-1973	0993532 24-Sep-1974

FLEX-LIGHT	2156-T306B/ United States of America	Registered 1, 7, 9 and 11	73/129714 09-Jun-1977	1097799 01-Aug-1978

FLEX-LIGHT ATLAS	2156-T339/ Canada	Registered	806817 13-Mar-1996	502110 09-Oct-1998

FLEX-LIGHT EPIC	2156-T307/ United States of America	Registered 1	74/077056 10-Jul-1990	1710656 25-Aug-1992

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
HIGHLIGHT	2156-T315/ United States of America	Registered 1 and 7	74/581518 13-Oct-1994	2055828 22-Apr-1997

LETTERFLEX	2156-T309/ Canada	Registered	551137 23-Oct-1985	TMA321188 28-Nov-1986

LETTERFLEX	2156-T309/ European Community	Registered	001518125 21-Feb-2000	001518125 07-May-2001

LETTERFLEX	2156-T309/ France	Registered	0090575 16-Dec-1969	1564059 16-Dec-1969

LETTERFLEX	2156-T309/ Germany	Registered 1, 7, 9, and 17	885200 06-Dec-1969	885200 07-Sep-1971

LETTERFLEX	2156-T309A/ United States of America	Registered 1	72/281075 25-Sep-1967	0855774 03-Sep-1968

LETTERFLEX	2156-T309B/ United States of America	Registered 1, 7 & 9	72/316164 09-Jan-1969	0881546 02-Dec-1969

LETTERFLEX logo (circle design)	2156-T310/ Canada	Registered	551642 31-Oct-1985	TMA321300 05-Dec-1986

LETTERFLEX logo (circle design)	2156-T310A/ United States of America	Registered 1	72/303306 22-Jul-1968	0871571 24-Jun-1969

LETTERFLEX logo (circle design)	2156-T310B/ United States of America	Registered 1, 7 & 9	72/318353 05-Feb-1969	0882369 16-Dec-1969

NEWS IMAGE	2156-T308/ Canada	Registered	553487 03-Dec-1985	332080 18-Sep-1987

OPTISLEEVE	2156-T353/ Australia	Registered 9	824188 18-Feb-2000	824188 18-Feb-2000

OPTISLEEVE	2156-T353/ European Community	Registered	001515642 18-Feb-2000	001515642 08-Jun-2001

POLY PLUS	2156-T322/ United States of America	Registered 24	73/244730 28-Dec-1979	1162004 21-Jul-1981

POLYCELL	2156-T320/ Canada	Registered	534135 07-Jan-1985	311708 28-Feb-1986

POLYCELL	2156-T320/ United States of America	Registered 24	73/401928 08-Nov-1982	1282539 19-Jun-1984

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
POLYFIBRON	2156-T321B/ South Africa	Registered 16	22-Jan-1980	198100405 22-Jan-1981

POLYFIBRON	2156-T321A/ South Africa	Registered 1		198100404 22-Jan-1981

POLYFIBRON	2156-T321C/ United States of America	Registered 16	72/092153 04-Mar-1960	0706404 25-Oct-1960

POLYFIBRON	2156-T321A/ United States of America	Registered 17	72/126021 15-Aug-1961	0739815 23-Oct-1962

PREMIER	2156-T325/ Canada	Registered	183176 20-Oct-1943	UCA018353 20-Oct-1943

READYMOUNT	2156-T352/ United States of America	Registered 17	75/834203 28-Oct-1999	2629747 08-Oct-2002

SOLVIT	2156-T326/ United States of America	Registered 1	74/284315 15-Jun-1992	1752113 16-Feb-1993

SYNPAX	2156-T305/ United States of America	Registered 17	76/151437 20-Oct-2000	2603833 06-Aug-2002

Monday, March 12, 2007

Owner: MacDermid Imaging Technology, Incorporated

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
AQUA MER	2156-T116/ Benelux	Registered 1	796637 23-Apr-1993	530910 23-Apr-1993

AQUA MER	2156-T116/ Italy	Registered 1	RM93C001512 07-May-1993	660427 17-Oct-1995

Monday, March 12, 2007

Owner: MacDermid, Incorporated

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
ACCUJET	2156-T045/ United States of America	Unfiled

ACCUMASK	2156-T102/ Australia	Registered 1	459392 04-Feb-1987	A459392 04-Feb-1987

ACCUMASK	2156-T102A/ Hong Kong	Registered 1	114787 09-Mar-1987	3929 22-Dec-1989

ACCUMASK	2156-T102B/ Hong Kong	Registered 7	114787 09-Mar-1987	3930 22-Dec-1989

ACCUMASK	2156-T10213/ Japan	Registered 34	001497/87 12-Jan-1987	2264939 21-Sep-1990

ACCUMASK	2156-T102C/ Japan	Registered 10	135423/88 02-Dec-1988	2363643 25-Dec-1991

ACCUMASK	2156-T102A/ Japan	Registered 9	001498/87 12-Jan-1987	2261797 21-Sep-1990

ACCUMASK	2156-T102/ Sweden	Registered 1 & 7	871635 03-Mar-1987	211551 22-Jul-1988

ACCUMASK	2156-T102B/ United Kingdom	Registered 7	1301620 20-Feb-1987	1301620 04-Aug-1989

ACCUMASK	2156-T102A/ United Kingdom	Registered 1	1301619 20-Feb-1987	1301619 04-Aug-1989

ACCUTRACE	2156-T115/ Canada	Registered	516383 26-Jan-1984	TMA316992 01-Aug-1986

ACCUTRACE	2156-T115/ France	Registered 1, 7, 9	657045 07-Mar-1983	1231601 07-Mar-1983

ACCUTRACE	2156-T115/ Germany	Registered 1, 7 and 9	G302181 Wt; 03-Mar-1983	1053810 16-Sep-1983

ACCUTRACE	2156-T115A/ Ireland	Registered 1	60283 01-Mar-1983	107997 23-Jan-1985

ACCUTRACE	2156-T115/ Italy	Registered 1, 7 and 9	18024C83 14-Mar-1983	416315 14-Apr-1986

ACCUTRACE	2156-T115D/ Japan	Registered 34	039017/86 17-Apr-1986	2109263 23-Jan-1989

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
ACCUTRACE	2156-T115B/ Japan	Registered 1	004816/84 25-Jan-1984	1946349 30-Apr-1987

ACCUTRACE	2156-T115A/ Singapore	Registered 1	728 01-Feb-1987	T8700728G 19-Feb-1987

ACCUTRACE	2156-T115A/ United Kingdom	Registered 1	1191066 24-Feb-1983	1191066 13-Mar-1985

AL MAC	2156-T153/ Germany	Registered 1 & 40	M57346/40Wz 03-Oct-1985	1101121 12-Jan-1987

ANODEX	2156-T151/ Benelux	Registered	593933 17-Oct-1972	313449 15-Dec-1972

ANODEX	2156-T151 A/A South Africa	Registered 1	72/1956 04-Apr-1972	72/1956 04-Apr-1972

ANODEX	2156-T151/ Spain	Registered 2	569443 07-Sep-1968	569443(4) 26-Apr-1974

ANODEX	2156-T151/ Switzerland	Registered	4525 05-Sep-1972	398357 06-Dec-1972

BLACKHOLE	2156-T109/ Austria	Registered 1	AM5009/90 03-Oct-1990	134560 04-Feb-1991

BLACKHOLE	2156-T109/ Benelux	Registered 1	752764 02-Oct-1990	487200 02-Oct-1990

BLACKHOLE	2156-T109/ Brazil	Registered 1	02-Apr-1993	817168184 07-Mar-1995

BLACKHOLE	2156-T109/ Canada	Registered	666167 10-Sep-1990	TMA405184 20-Nov-1992

BLACKHOLE	2156-T109/ China (Peoples Republic)	Registered 1	2001009572 01-Aug-2001	571502 20-Nov-2001

BLACKHOLE	2156-T109/ France	Registered	239124 25-Sep-1990	1616996 25-Sep-1990

BLACKHOLE	2156-T1091 Germany	Registered	0145541Wz 13-Sep-1990	1176830 24-May-1991

BLACKHOLE	2156-1109/ Greece	Registered 1	101799 28-Nov-1990	101799 17-Mar-1994

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
BLACKHOLE	2156-T109/ Hong Kong	Registered	893490 05-Nov-1990	41091992 15-Oct-1992

BLACKHOLE	2156-T109/ India	Registered 1	541414 07-Dec-1990	591414 07-Dec-1990

BLACKHOLE	2156-1109/ Israel	Registered 1	77979 26-Oct-1990	77979 06-Jan-1994

BLACKHOLE	2156-T109/ Italy	Registered 1	41652C/90 19-Sep-1990	90)475 13-Jul-1993

BLACKHOLE	2156-T109/ Japan	Registered 1	768508 29-Mar-1989	2405576 30-Apr-1992

BLACKHOLE	2156-T109/ Korea, Republic of	Registered 1	9028201 19-Sep-1990	223454 10-Oct-1991

BLACKHOLE	2156-T109/ Malaysia	Registered 1	90/06646 10-Oct-1990	90/06646 06-May-1995

BLACKHOLE	2156-T109/ Mexico	Registered I	98905 17-Oct-1990	401023 18-Oct-1991

BLACKHOLE	2156-T109/ Russian Federation	Registered 1	127900 29-Oct-1990	97003 24-Jun-1991

BLACKHOLE	2156-T109/ Singapore	Registered 1	7749/90 09-Nov-1990	7749/90 09-Nov-1990

BLACKHOLE	2156-T109/ Spain	Registered 1	1592515 10-Oct-1990	1592515 03-Dec-1992

BLACKHOLE	2156-T109/ Switzerland	Registered 1	715919902 01-0ct-1990	385335 07-Oct-1991

BLACKHOLE	2156-T109/ Taiwan	Registered 1	7941093 17-Sep-1990	530087 01-Aug-1991

BLACKHOLE	2156-T109/ Thailand	Pending	434179 03-0ct-1990	Kor124988

BLACKHOLE	2156-T109/ United Kingdom	Registered 1	1440161 13-Sep-1990	1440161 25-Oct-1991

Blackhole (in Korean)	2156-T156/ Korea, Republic of	Registered	9028202 19-Sep-1990	223455 10-Oct-1991

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
BLACKHOLE IN KATAKANA	2156-T157/ Japan	Registered	2106920 20-Sep-1990	2525357 28-Apr-1993

CIRCU MET	2156-T044/ United States of America	Unfiled

IRIDITE	2156-1145/ Canada	Registered	0192138 22-Aug-1946	UCA28702 22-Aug-1946

IRIDITE	2156-T145/ Germany	Registered 6	A06075 05-Ju1-1956	779728 13-Dec-1963

IRIDITE	2156-T145/ Italy	Registered 2 and 6	RM2000C006110 24-Oct-1990	902181 24-Oct-1990

IRIDITE	2156-T145/ Japan	Registered 1	S055-012786 22-Feb-1980	1581189 27-Apr-1983

IRIDITE	2156-T145B/ Korea, Republic of	Registered 2	200137685 25-Aug-2001	541446 14-Feb-2003

IRILAC	2156-T136/ France	Registered	16-May-1989	1531306 16-May-1989

IRILAC	2156-T136/ Germany	Registered	19-Feb-1990	754167 l9-Feb-1990

IRILAC	2156-T136/ Italy	Registered 2	RM2000C006111 24-Oct-1990	902182 24-Oct-1990

IRILAC	2156-T1363/ Korea, Republic of	Registered 2	200137688 25-Aug-2001	541445 14-Feb-2003

IRILAC	2156-T136/ Spain	Registered	20-May-1988	562655 20-May-1988

ISOBRITE	2156-T137/ Canada	Registered	282552 26-May-1964	138500 18-Dec-1979

ISOBRITE	2156-1137/ France	Registered	16-May-1989	1531307 16-May-1989

ISOBRITE	2156-T137/ Germany	Registered 1	A9361 19-Feb-1960	754167 23-Oct-1961

ISOBRITE	2156-1137/ Italy	Registered 1	RM2000C006109 24-Oct-1990	902180 24-Oct-1990

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
ISOBRITE	2156-T137/ Japan	Registered 1	S55-012789 22-Feb-1980	1976418 19-Aug-1987

ISOPREP	2156-T122/ Japan	Registered 1		1619323 29-Sep-1983

JS	2156-T037/A China (Peoples Republic)	Pending 1	4547545 18-Mar-2005

JS	2156-T037/A European Community	Registered 1	4330312 04-Mar-2005	4330312 18-Apr-2006

JS	2156-T0371A Taiwan	Registered 1	94009084 02-Mar-2005	1180510 16-Nov-2005

JS	2156-T037/A United States of America	Registered 1	78/486317 20-Sep-2004	3070399 21-Mar-2006

KELITE	2156-T161/ Benelux	Registered 2, 3, and 7	24-Sep-1987	60214 24-Sep-1987

KELITE	2156-T161B/ South Africa	Registered	02-Jun-1971	712474 02-Jun-1991

KELITE	2156-T161A/ South Africa	Registered	02-Jun-1971	712473 02-Jun-1991

KELITE	2156-T161 C/ South Africa	Registered	02-Jun-1971	712475 02-Jun-1991

KELITE	2156-T161B/ United Kingdom	Registered 2	883232 18-Aug-1965	883232 18-Aug-1993

KENVERT	2156-T130/ Argentina	Registered	2319252 06-Dec-2000	1819454 21-Feb-2001

KENVERT	2156-T130B/ Brazil	Registered 2	814599168 11-Nov-1988	814599168 04-Sep-1990

KENVERT	2156-T130A/ Brazil	Registered 1	814599184 11-Nov-1988	814599184 04-Sep-1990

KEYKOTE	2156-T162B/ Korea, Republic of	Registered 1	40-2001-37686 25-Aug-2001	555845 08-Aug-2003

MACDERMID	2156-T1271 Argentina	Registered 1	2206237 05-Mar-1999	1738631 01-Jun-1999

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
MACDERMID	2156-T127/ Brazil	Registered 1	2350483 30-Jun-1960	2350483 30-Jun-1970

MACDERMID	2156-1127/ Canada	Registered	342244 27-Apr-1971	TMA197601 22-Feb-1974

MACDERMID	2156-T127/ France	Registered I, 3, 9, & 21	760632 16-Jul-1968	1477389 16-Jul-1968

MACDERMID	2156-T127/ Germany	Registered I	M305071Wz 13-Dec-1968	874828 06-Nov-1970

MACDERMID	2156-T127/ Israel	Registered 1	36134 13-Sep-1972	36134 05-Jan-1975

MACDERMID	2156-T127/ Italy	Registered 1 & 2	25971068 22-Aug-1968	816160 06-Jun-1969

MACDERMID	2156-T127/ Japan	Registered 1 & 2	5850268 22-Aug-1968	888603 09-Feb-1971

MACDERMID	2156-T127/ Mexico	Registered 1	149298 07-Sep-1992	427555 07-Sep-1992

MACDERMID	2156-T127A/ South Africa	Registered I	B721957 04-Apr-1972	B721957 02-Apr-1973

MACDERMID	2156-T127/ Spain	Registered 2	569444 07-Sep- 1968	569444 26-Apr-1974

MACDERMID	2156-T127/ Sweden	Registered 1	445172 13-Oct-1972	142113 16-Feb-1973

MACDERMID	2156-T127/ Switzerland	Registered 1, 2, & 3	4526 05-Sep-1972	398358 06-Dec-1972

MACDERMID ... RIGHT TO THE FINISH	2156-T147/ Benelux	Registered	593934 17-Oct-1972	313450 15-Dec-1972

MACDERMID ... RIGHT TO THE FINISH	2156-T147B/ Brazil	Registered 3	127776 19-Jan-1976	760.012.776 24-Feb-1982

MACDERMID ... RIGHT TO THE FINISH	2156-T147A/ Brazil	Registered 1.30	128476 19-Jan-1976	6564011 10-Jun-1977

MACDERMID ... RIGHT TO THE FINISH	2156-T147/ Israel	Registered 3	36135 13-Sep-1972	36135 29-Nov-1974

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
MACDERMID ... RIGHT TO THE FINISH	2156-T147/ Spain	Registered 35	569445 05-Mar-1974	744487(7) 31-Oct-1977

MACDERMID ... RIGHT TO THE FINISH	2156-T147/ Switzerland	Registered	4527 05-Sep-1972	398359 06-Dec-1972

MACDERMID ... RIGHT TO THE FINISH (design)	2156-T134/ Canada	Registered	342610 11-May-1971	TMA184331 14-Jul-1972

MACDERMID ... RIGHT TO THE FINISH (design)	2156-T134/ Sweden	Registered 1, 3	4452/72 13-Oct-1972	143632 29-Jun-1973

MACDERMID ... RIGHT TO THE FINISH (design)	2156-T147/ United Kingdom	Registered 1	974161 26-Apr-1971	974161 26-Apr-1971

MACDERMID STERLING	2156-T013/B European Community	Pending 1	5624762 21-Dec-2006

MACRO	2156-T148/	Registered	593935	313451
	Benelux		17-Oct-1972	15-Dec-1972

MACRO	2156-1148/	Registered	342245	TMA182941
	Canada		27-Apr-1971	05-May-1972

MACRO	2156-T148/	Registered	4528	398360
	Switzerland		05-Sep-1972	06-Dec-1972

MACUPLEX	2156-1146/	Registered	593936	313452
	Benelux		17-Oct-1972	15-Dec-1972

MACUPLEX	2156-1146/	Registered	342246	TMA182942
	Canada		27-Apr-1971	05-May-1972

MACUPLEX	2156-T/ 46/	Registered	4529	398361
	Switzerland		05-Sep-1972	06-Dec-1972

METEX	2156-T101A/	Registered	342247	TMA182943
	Canada		27-Apr-1971	05-May-1972

METEX	2156-T101A/	Registered	36138	36138
	Israel	1	13-Sep-1972	11-Aug-1975

METEX	2156-T101A/	Registered	721961	721961
	South Africa		04-Apr-1972	01-Feb-1973

METEX	2156-T101 A/	Registered	4530	398356
	Switzerland		05-Sep-1972	06-Dec-1972

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
METER JS-500	2156-T171/	Registered		1456757
	United Kingdom	1	26-Feb-1991	31-Jul-1992

MICROTRACE	2156-T107/	Registered	757089	TMA503294
	Canada		15-Jun-1994	29-Oct-1998

MICROTRACE	2156-T107/	Registered	281766	281766
	European Community	1	30-May-1996	30-Oct-1998

MICROTRACE	2156-T107/	Registered	G44410/WZ	2091560
	Germany	1	30-Mar-1994	08-Feb-1995

MICROTRACE	2156-T107/	Registered	M194C002992	694388
	Italy	1	29-Mar-1994	04-Dec-1996

MICROTRACE	2156-T107/	Registered	60020/94	3291213
	Japan	1	20-Jun-1994	25-Apr-1997

MICROTRACE	2156-T107/	Registered	2293671	2293671
	Spain	1	23-Feb-2000	05-Jan-2001

MICROTRACE	2156-T107/	Registered	1566962	B1566962
	United Kingdom	1	25-Mar-1994	24-Mar-1995

M-PASS	2156-T005/	Registered	2001131740	1970584
	China (Peoples Republic)	1	24-Jul-2001	07-Dec-2002

M-PASS	2156-T005/	Registered	2316909	2316909
	European Community	1	16-Jul-2001	27-Sep-2002

M-PASS	2156-T005/	Registered	200181170	4841548
	Japan	1	07-Sep-2001	25-Feb-2005

M-PASS	2156-T005/	Registered	90029369	1008820
	Taiwan	1	09-Jul-2001	01-Aug-2002

M-PASS	2156-T005/	Registered	76/230639	2636976
	United States of America	1	23-Mar-2001	15-Oct-2002

M-SYSTEM	2156-T002/	Registered	002063303	2063303
	European Community	1	17-Jan-2001	25-Apr-2002

M-SYSTEM	2156-T002/	Registered	40-2001-5385	40538391
	Korea, Republic of	1	14-Feb-2001	30-Dec-2002

M-SYSTEM	2156-T002/	Registered	T01/00625B	T01/00625B
	Singapore	1	15-Jan-2001	01-Sep-2000

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
MULTIBOND	2156-T032/ European Community	Registered 1	654962 09-Oct-1997	654962 01-Jun-1999

NEW DIMENSIONS	2156-T100/ United States of America	Registered 3	75/327008 18-Jul-1997	2178483 04-Aug-1998

NIKLAD	2156-T163/ Australia	Registered 1	01-Apr-1984	237546 01-Apr-1984

NIKLAD	2156-T163/ France	Registered	1480225 27-Jul-1988	1480225 27-Jul-1988

NIKLAD	2156-T153/ Japan	Registered 1	127841980 22-Feb-1980	1628277 27-Oct-1993

NIKLAD	2156-TI 6313/ Korea, Republic of	Registered 1	402002360 04-Jan-2002	549535 30-May-2003

NIKLAD	2156-T163A/ Spain	Registered 2	13-Jan-1970	606302 27-May-1973

NIKLAD	2156-T163B/ Spain	Registered 40	13-Jan-1970	606303 02-Jun-1976

NIKLAD	2156-T104/ United States of America	Registered 1	74/736586 25-Sep-1995	1999886 10-Sep-1996

NIKLAD REVOLUTION	21564004/ Canada	Registered 1	1102714 l0-May-2001	574126 21-Jan-2003

NIKLAD REVOLUTION	2156-T004/ European Community	Registered 1	002234094 15-May-2002	2234094 20-Jan-2003

NIKLAD REVOLUTION	2156-T004/ Japan	Registered 1	2001-52009 08-Jun-2001	4607514 27-Sep-2002

NIKLAD REVOLUTION	2156-T004/ United States of America	Registered 1	76/192407 10-Jan-2001	2546784 12-Mar-2002

PHOSPHOTEX	2156-T128/ Benelux	Registered	593938 17-Oct-1972	313454 15-Dec-1972

PHOSPHOTEX	2156-T128/ Canada	Registered	342248 27-Apr-1971	TMA182944 05-May-1972

PHOSPHOTEX	2156-T128/ Switzerland	Registered	4531 05-Sep-1972	398362 06-Dec-1972

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
PRIMEJET	2156-T046/ United States of America	Unfiled

STANTEK	2156-T003/ European Community	Registered 1	2063253 17-Jan-2001	2063253 18-Dec-2002

STANTEK	2156-T003/ Singapore	Registered 1	T0100626J 15-Jan-2001	T0100626J 18-Sep-2000

STANTEK	2156-T003/ Taiwan	Registered 1	90001240 16-Jan-2001	1008794 01-Aug-2002

STANTEK	2156-T003/ United States of America	Registered 1	76/130249 18-Sep-2000	2496154 09-Oct-2001

STERLING	2156-T013/ United States of America	Registered 1	76/264434 30-May-2001	2581819 18-Jun-2002

TWINLOCK	2156-T001/ United States of America	Registered 1	75/806090 22-Sep-1999	2465123 03-Jul-2001

ZINKLAD	2156-T006/ European Community	Registered 1	2358430 22-Aug-2001	2358430 13-Nov-2002

ZINKLAD	2156-T006/ Japan	Registered 1	2001-81171 07-Sep-2001	4571004 24-May-2002

ZINKLAD	2156-T006/ United States of America	Registered	76/260763 22-May-2001	2815391 17-Feb-2004

Monday, March 12, 2007

Owner: MacDermid Printing Solutions, LLC

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
CITRUS	2156-T600/ European Community	Registered 1	3393642 03-Oct-2003	3393642 01-Feb-2005

CITRUS	2156-T600/ Japan	Registered 1	88239/2003 08-Oct-2003	4929166 17-Feb-2006

CITRUS	2156-T600/ United States of America	Registered 7	76/515560 9-May-2003	2957617 31-May-2005

DURA-WEB	2156-T602/ United States of America	Unfiled

HARD HAT	2156-T604/ United States of America	Unfiled

LAVA	2156-T601/B China (Peoples Republic)	Published 7	4259622 08-Sep-2004

LAVA	2156-T601/A China (Peoples Republic)	Pending 1	4259621 08-Sep-2004

LAVA	2156-T601/ European Community	Registered 1 & 9	4023156 02-Sep-2004	4023156 03-Jan-2006

LAVA	2156-T601/ Japan	Registered 1	2004-81413 03-Sep-2004	4879833 15-Jul-2005

LAVA	2156-T601/ Taiwan	Registered 1 & 7	93040294 31-Aug-2004	1160093 16-Jun-2005

LAVA	2156-T601/A United States of America	Registered 1 & 9	78/380383 08-Mar-2004	3064393 28-Feb-2006

SYMMETRIX	2156-T605/ United States of America	Unfiled

WEB-PRO	2156-T603/ United States of America	Unfiled

Monday, March 12, 2007

Owner: Napp Systems, Inc.

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
NAPP	2156-T203B/ Australia	Registered	272342 19-Sep-1972	272342 19-Sep-1972

NAPP	2156-T203A/ Australia	Registered 9	261976 19-Sep-1972	261976 19-Sep-1972

NAPP	2156-T203/ Austria	Registered	232879 30-Aug-1979	93163 20-Feb-1980

NAPP	2156-T203/ Benelux	Registered 1, 7 and 9	593629 28-Sep-1972	314316 28-Sep-1972

NAPP	2156-T203/ Canada	Registered	353363 16-May-1972	TMA219947 07-Apr-1977

NAPP	2156-T203B/ Egypt	Registered		57042 11-Jan-1981

NAPP	2156-T203A/ Egypt	Registered		57043 11-Jan-1981

NAPP	2156-T203/ European Community	Registered	1880665 29-Sep-2000	1880665 25-Apr-2002

NAPP	2156-T203/ France	Registered 1, 7, 9	1212390 06-Aug-1982	1212390 06-Sep-1992

NAPP	2156-T203A/ Germany	Registered 1, 7, 9, and 11	911499 22-Sep-1972	911499 06-Nov-1973

NAPP	2156-T203A/ Greece	Registered	64543 17-Sep-1979	64543 17-Sep-1979

NAPP	2156-T203/ Indonesia	Registered	16-Oct-1989	254677 16-Oct-1989

NAPP	2156-T203/ Ireland	Registered	96398 29-Aug-1979	96398 29-Aug-1979

NAPP	2156-T203/ Italy	Registered	T092C001687 28-Sep-1972	286225 12-Dec-1974

NAPP	2156-T203B/ Japan	Registered 1	48282/1972 07-Apr-1972	1166787 27-Oct-1975

NAPP	2156-T203/ Korea, Republic of	Registered 7 & 16	2004-3391	41339 20-Jan-1975

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
NAPP	2156-T203B/ New Zealand	Registered 1	108180 09-May-1974	108180 29-Apr-1976

NAPP	2156-T203/ Poland	Registered		857752 29-Oct-1979

NAPP	2156-T203/ Serbia (Old Code)	Registered	Z65279 09-Sep-1979	35846 25-Jul-1991

NAPP	2156-1203/ Singapore	Registered 9	B55872 27-Sep-1972	T72/55872Z 27-Sep-1972

NAPP	2156-T203/ Slovakia	Registered	51298	164342 27-Mar-1980

NAPP	2156-1203/ South Africa	Pending	28-Aug-1979	794577

NAPP	2156-T203B/ Spain	Registered	20-Sep-1979	919405 05-Sep-1980

NAPP	2156-T203/ Sweden	Registered 1 & 7	7204073 19-Sep-1972	145669 18-Jan-1974

NAPP	2156-T203/ Switzerland	Registered	687419922 20-Sep-1992	400799 20-Sep-1992

NAPP	2156-T203/ Taiwan	Registered 19		63322 01-May-1973

NAPP	2156-T203A/ Thailand	Registered 1	238988 26-Dec-1972	KOR5189 20-Dec-1995

NAPP	2156-T203/ Turkey	Registered		118447 31-Mar-1990

NAPP	2156-T203/ United States of America	Registered 9	72/426981 12-Jun-1972	0999390 10-Dec-1974

NAPP (stylized)	2156-T204/ United States of America	Registered 9	73/101286 27-Sep-1976	1087637 21-Mar-1978

NAPPCOAT	2156-T205/ European Community	Registered 7	671164 07-Nov-1997	671164 21-Apr-1999

NAPPCOAT	2156-T205/ Japan	Registered 7	175251/97 10-Nov-1997	4250312 12-Mar-1999

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
NAPPCOAT	2156-T205/ United States of America	Registered 7	75/289232 09-May-1997	2229567 02-Mar-1999

NAPPFLEX	2156-T206/ Benelux	Registered	632261 06-Sep-1979	360970 06-Sep-1979

NAPPFLEX	2156-T206/ Denmark	Registered 1 & 7	VA197903595 30-Aug-1979	VR198001086 22-Feb-1980

NAPPFLEX	2156-T206/ European Community	Registered 1, 7, 16, and 41	1880418 29-S9-2000	1880418 28-Oct-2002

NAPPFLEX	2156-T206/ Finland	Registered	423279 29-Aug-1979	79963 21-Dec-1981

NAPPFLEX	2156-T206/ France	Registered	148356 07-Aug-1989	1544996 07-Aug-1989

NAPPFLEX	2156-T206/ Germany	Registered	16672IWZ 10-Sep-1979	1007260 05-Sep-1980

NAPPFLEX	2156-T206/ Italy	Registered 1 and 7	20882C79 17-Sep-1979	881828 04-Nov-1985

NAPPFLEX	2156-T706/ Sweden	Registered	794543 29-Aug-1979	171092 15-Feb-1980

NAPPFLEX	2156-T206/ Switzerland	Registered	4661 10-Sep-1979	P302063 10-Sep-1979

NAPPFLEX	2156-T206/ United States of America	Registered 7	73/147814 08-Nov-1977	1101236 05-Sep-1978

NAPPLATE	2156-T207/ European Community	Registered	1879923 29-Sep-2000	1879923 19-Dec-2002

NAPPLATE	2156-T207/ United States of America	Registered 1	73/797112 01-May-1989	1578465 23-Jan-1990

NAPPSIGN	2156-T209/ Japan	Registered	17525297 10-Nov-1997	4338904 26-Nov-1999

Monday, March 12, 2007

Owner: Polyfibron Technologies, Inc.

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
ATLAS	2156-T338/ Australia	Registered 7	705980 04-Apr-1996	705980 04-Apr-1996

ATLAS	2156-T338/ European Community	Registered 7	163758 01-Apr-1996	163758 10-Jul-1998

FLEXCOR	2156-T337/ Australia	Registered 1, 7, & 1l	701937 07-Feb-1996	701937 07-Feb-1996

FLEXCOR	2156-T337/ Germany	Registered 1, 7, & 9	39608003 12-Feb-1996	39608003 09-Sep-1996

LETTERFLEX	2156-T309/ Italy	Registered 1, 7, & 9	16912 26-Jan-1970	590377 20-Jan-1970

Monday, March 12, 2007

Owner: PT Sub, Inc.

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
DALEX	2156-T312/ United Kingdom	Registered 17	17-Nov-1939	609744 17-Nov-1939

DURAMIC	2156-T313/ Australia	Registered 16	A238707	A238707 07-May-1970

FLEX-LIGHT	2156-T306C/ Argentina	Registered 9		1311058 19-Sep-1988

FLEX-LIGHT	2156-T306B/ Argentina	Registered 7	1714656	1311059 19-Sep-1988

FLEX-LIGHT	2156-T306A/ Argentina	Registered 1	2176289	1311057 19-Sep-1988

FLEX-LIGHT	2156-T306D/ Australia	Registered 11		A308162 15-Jun-1977

FLEX-LIGHT	2156-T306C/ Australia	Registered 9		A308161 15-Jun-1977

FLEX-LIGHT	2156-T306A/ Australia	Registered 1	287226 13-May-1975	287226 13-May-1975

FLEX-LIGHT	2156-T306A/ Chile	Registered 1		542956 21-Jun-1999

FLEX-LIGHT	2156-T306B/ Chile	Registered 1		542950 21-Jun-1999

FLEX-LIGHT	2156-T306/C China (Peoples Republic)	Registered 1	3776460 30-Oct-2003	3776460 07-Feb-2006

FLEX-LIGHT	2156-T306/D China (Peoples Republic)	Registered 9	3776631 30-Oct-2003	3776631 07-Sep-2005

FLEX-LIGHT	2156-T306/ European Community	Registered 1, 7, 9, 11, and 17	418400 22-Nov-1996	418400 02-Feb-1999

FLEX-LIGHT	2156-T306/ Hong Kong	Registered 1	23/1977 30-Apr-1975	23/1977 30-Apr-1975

FLEX-LIGHT	2156-T306A/ Indonesia	Registered		424659 04-Jan-1979

FLEX-LIGHT	2156-T306B/ Indonesia	Registered		424660 04-Jan-I979

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
FLEX-LIGHT	2156-T306C/ Indonesia	Registered		425280 04-Jan-1979

FLEX-LIGHT	2156-T306D/ Indonesia	Registered		424658 04-Jan-1979

FLEX-LIGHT	2156-T306A/ Ireland	Registered 1	1084/75 22-Apr-1975	87352 22-Apr-1975

FLEX-LIGHT	2156-T306C/ Ireland	Registered 9	1375/77 10-Jun-1977	91799 10-Jun-1977

FLEX-LIGHT	2156-T306B/ Ireland	Registered 7	1374/77 10-Jun-1977	91798 10-Jun-1977

FLEX-LIGHT	2156-T306/ Japan	Registered 1	5107575 01-Apr-1975	2489348 25-Dec-1992

FLEX-LIGHT	2156-T306A/ Mexico	Registered 1	38906 11-Mar-1988	358665 26-Jan-1989

FLEX-LIGHT	2156-T306B/ Mexico	Registered 26	90007 02-Jun-1975	196579 21-Jul-1976

FLEX-LIGHT	2156-T306D/ New Zealand	Registered 9	13-Jun-1977	B119749 13-Jun-1977

FLEX-LIGHT	2156-T306A/ New Zealand	Registered 1	13-Jun-1977	B119747 13-Jun-1977

FLEX-LIGHT	2156-T306C/ New Zealand	Registered 7	13-Jun-1977	B119748 13-Jun-1977

FLEX-LIGHT	2156-T306E/ New Zealand	Registered I1	13-Jun-1977	B119750 13-Jun-1977

FLEX-LIGHT	2156-T306B/ New Zealand	Registered 7	26-May-1994	237273 26-May-1994

FLEX-LIGHT	2156-T306C/ Singapore	Registered 9	72140 29-Jun-1977	T77/72140H 29-Jun-1984

FLEX-LIGHT	2156-T306A/ Singapore	Registered 1	64258 14-May-1975	T75/64258F 14-May-1982

FLEX-LIGHT	2156-T306B/ Sweden	Registered 9 & 11	161528 10-Jun-1977	161528 02-Dec-1977

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
FLEX-LIGHT	2156-T306A/ Sweden	Registered 1, 7 and 17	154476 22-Apr-1975	154476 27-Feb-1976

FLEX-LIGHT	2156-T306B/ Taiwan	Registered 78	78542 01-Oct-1975	78542 01-Oct-1975

FLEX-LIGHT	2156-T306A/ Taiwan	Registered 73	77-40436	447779 01-Jun-1989

FLEX-LIGHT	2156-T306A/ Venezuela	Registered 1		F-083859 11-Jan-1977

FLEX-LIGHT (design)	2156-T306/ Spain	Registered 7	821483 21-Jun-1976	821483 28- Mar-1978

FLEX-LIGHT (logo)	2156-T306/ Germany	Registered 9	4574 14-May-1976	958128 23- May-1977

FLEX-LIGHT (stylized)	2156-T306/ France	Registered 9	1341931 07-Feb-1986	1341931 07-Feb-1986

FLEX-LIGHT (stylized)	2156-T306D/ Singapore	Registered 11	72141 29-Jun-1977	T77/72141F 29-Jun-1984

LETTERFLEX	2156-T309A/ Australia	Registered 1	A234587 02-Dec-1969	A234587 02-Dec-1969

LETTERFLEX	2156-T309B/ Australia	Registered 7	A234586 02-Dec-1969	A234586 02-Dec-1969

LETTERFLEX	2156-T309C/ Australia	Registered 9	A234585 02-Dec-1969	A234585 02-Dec-1969

LETTERFLEX	2156-T309C/ Japan	Registered 7	5922/93 26-Jan-1993	3130839 29- Mar-1996

LETTERFLEX	2156-T309B/ Japan	Registered 1	221514 01-Dec-1969	1243951 10-Jan-1977

LETTERFLEX	2156-T309C/ New Zealand	Registered 9	107175 07-Feb-1974	107175 07- Feb-1974

LETTERFLEX	2156-T309A/ New Zealand	Registered 1	107173 07-Feb-1974	107173 07- Feb-1974

LETTERFLEX	2156-T309B/ New Zealand	Registered 7	107174 07-Feb-1974	107174 07- Feb-1974

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
LETTERFLEX	2156-T309D/ United Kingdom	Registered 1	951894 02-Dec-1969	951894 02-Dec-1969

LETTERFLEX	2156-T309A/ United Kingdom	Registered 7	1248688 20-Aug-1985	1248688 20-Aug-1985

LETTERFLEX	2156-T309B/ United Kingdom	Registered 9	951896 02-Dec-1969	951896 02-Dec-1969

LETTERFLEX	2156-T309C/ United Kingdom	Registered 7	951895 02-Dec-1969	951895 02-Dec-1969

LETTERFLEX	2156-T309E/ United Kingdom	Registered 6	1182854 05-Oct-1982	1182854 05-Oct-1982

LETTERFLEX	2156-T309F/ United Kingdom	Registered 7	1182855 05-Oct-1982	1182855 05-Oct-1982

LETTERFLEX	2156-T309G/ United Kingdom	Registered 9	1182856 05-Oct-1982	1182856 05-Oct-1982

LETTERFLEX	2156-T309H United Kingdom	Registered 16	1182857 05-Oct-1982	1182857 05-Oct-1982

POLY PLUS	2156-T322/ Australia	Registered 16	396340 01-Sep-1983	396340 01-Sep-1983

POLYFIBRON	2156-T321/ Germany	Registered 24		799814 29-Jan-1964

POLYFIBRON	2156-T321/ Japan	Registered 7	56350/79 27-Jul-1979	1684796 29-May-1984

POLYFIBRON	2156-T321D/ United Kingdom	Registered 24	854114 16-Sep-1963	854114 16-Sep-1964

POLYFIBRON	2156-T321A/ United Kingdom	Registered 1	854111 16-Sep-1963	854111 16-Jul-1964

POLYFIBRON	2156-T321C/ United Kingdom	Registered 16	854113 16-Sep-1963	854113 01-Jul-1964

POLYFIBRON	2156-T321B/ United Kingdom	Registered 7	854112 16-Sep-1963	854112 16-Jul-1964

POLYSTICK	2156-1323/ Australia	Registered 16	396339 01-Sep-1983	396339 01-Sep-1983

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
POLYSTICK	2156-T323/ New Zealand	Registered	107172 01-Feb-1974	107172 01-Feb-1974

POLYWEB	2156-T324/ Australia	Registered 16	396341 01-Sep-1983	396341 01-Sep-1983

POLYWEB	2156-T324/ New Zealand	Registered	107176 01-Feb-1974	107176 01-Feb-1974

SOLVIT	2156-1340/ European Community	Registered 1	256628 23-May-1996	256628 30-Sep-1998

Monday, March 12, 2007

Owner: W. Canning, Inc.

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
OCEANIC	2156-T402B/ Brazil	Registered 1	820996599 23-Oct-1998	820996599 25-Nov-2003

OCEANIC	2156-T402A/ United States of America	Registered 1	75/525317 24-Jul-1998	2281378 28-Sep-1999

Monday, March 12, 2007

Owner: W. Canning Limited

Trademark	Client-Matter/Subcase Country Name	Status Class(es)	Application Number/Date	Registration Number/Date
CANNING	2156-T403B/ Singapore	Pending 3	27-Feb-1939	T3900075H

CANNING	2156-T403A/ Singapore	Pending 1	27-Feb-1939	T3900076F

SCHEDULE 3.08(b)

Subsistence; Expiration; Abandonment

None.

SCHEDULE 3.08(c)

Licenses, Etc.

None.

SCHEDULE 3.08(d)

Validity and Enforceability

None.

SCHEDULE 3.08(e)

Actions and Proceedings

1.	Dupont v. MacDermid Printing Solutions, LLC (“MPS”). Dupont, a primary competitor of MPS, has sued MPS in the federal district court in Trenton, New Jersey claiming (i) that MPS willfully infringed claims of U.S. Patent Nos. 6,171,758 and 6,773,859 and (ii) MPS libeled Dupont in the market regarding Dupont’s efforts to enforce its patents. MacDermid has denied the allegations and has counterclaimed with a declaratory judgment cause of action and an antitrust cause of action against Dupont.

2.	Atotech v. MacDermid. Atotech, a primary competitor of MacDermid, has sued MacDermid in the federal district court in Newark, New Jersey claiming (i) that MacDermid willfully infringed claims of U.S. Patent Nos. 5,176,813 and 5,453,175, and (ii) MacDermid misappropriated trade secrets of Atotech relating to Atotech hard chrome plating products. MacDermid has denied the allegations and has counterclaimed with a declaratory judgment cause of action and an antitrust cause of action against Atotech.

3.	Atotech v. MacDermid Italy. Atotech, a primary competitor of MacDermid, has sued MacDermid’s Italian subsidiary in Italy claiming that the Italian subsidiary willfully infringed the Italian counterpart patents to U.S. Patent Nos. 5,176,813 and 5,453,175. MacDermid’s Italian subsidiary has denied the allegations and has counterclaimed for improper market interference.

SCHEDULE 3.08(g)

Fees and Taxes

None.

SCHEDULE 3.08(i)

Filings and Recordations

None.

SCHEDULE 3.09

Letter of Credit Rights

None.

SCHEDULE 3.10

Commercial Tort Claims

1.	Counterclaim relating to item 1 on Schedule 3.08(e).

2.	Counterclaim relating to item 2 on Schedule 3.08(e).

SCHEDULE 7.02

Notices

Grantors	Mailing Address

MacDermid Holdings, LLC	c/o Court Square Capital Partners, L.P
and Matrix Acquisition Corp.	399 Park Avenue, 14th Floor
New York, New York 10043
United States
Telecopy: (212) 888-2940

Attn: Joseph Silvestri

MacDermid, Incorporated and	MacDermid, Incorporated
its Grantor subsidiaries	1401 Blake Street
Denver, Colorado 80202
United States
Telecopy: (720) 479-3087
Attention: Frank Monteiro

With a copy to:

MacDermid, Incorporated
245 Freight Street
Waterbury, Connecticut 06702
United States
Telecopy: (203) 575-7970
Attn: John Cordani